UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Nuveen Churchill Private Credit Fund
(Exact Name of Registrant as Specified in Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 8, 2024

NUVEEN CHURCHILL PRIVATE CREDIT FUND
375 Park Avenue, 9th Floor
New York, NY 10152

TRANSACTION PROPOSED-YOUR VOTE IS VERY IMPORTANT

[•] [•], 2024
Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Churchill Private Credit Fund, a Delaware statutory trust (“NCPCF”), to be held virtually on [•] [•], 2024 at [•]:[•] [a.m./p.m.], Eastern Time, at the following website: [•].

The Notice of Special Meeting of Shareholders and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting and the important shareholder vote to be conducted thereat. At the Special Meeting, you will be asked to adopt the Purchase and Sale Agreement, dated as of October 23, 2024 (the “Purchase Agreement”), by and between NCPCF and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), and approve the transactions contemplated thereby (such proposal collectively, the “Transaction Proposal”).

PCAP and NCPCF are proposing that NCPCF assign and sell to PCAP, and PCAP purchase and assume from NCPCF, substantially all the assets and liabilities of NCPCF (including obligations under the documents governing NCPCF’s portfolio assets and the outstanding indebtedness under NCPCF’s existing credit facility) for aggregate consideration equal to the net asset value of NCPCF as of the Determination Date (as defined in the Purchase Agreement) (collectively, the “Consideration”), following which NCPCF will terminate its status as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in the enclosed proxy statement (the “Transaction”). Ownership of any investment assets of NCPCF held by a “blocker” entity, special purpose vehicle or other subsidiary of NCPCF will be transferred to PCAP via the sale by NCPCF of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of NCPCF that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for NCPCF to carry out its winddown and liquidation, as described below.

The net asset value of NCPCF will be determined within 48 hours prior to the Effective Time (as defined in the Purchase Agreement). If NCPCF shareholders approve the Transaction Proposal and the Closing (as defined in the Purchase Agreement) occurs NCPCF will cease its investment operations, distribute the cash Consideration it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves) to its shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

As of July 31, 2024, NCPCF’s net asset value was approximately $210,588,000, the fair market value of its portfolio assets (excluding cash) was approximately $527,219,000, and the amount of indebtedness outstanding under NCPCF’s credit facility was approximately $339,637,000. PCAP intends to fund the purchase of NCPCF’s assets using [borrowings under its existing credit facility and available cash]. The receipt of the Consideration in exchange for NCPCF’s portfolio assets and assumption of the liabilities associated with such assets may be a taxable transaction for U.S. federal income tax purposes.

PCAP and NCPCF are affiliated BDCs externally managed by Churchill PCIF Advisor LLC (“PCAP Adviser”) and Churchill Asset Management LLC (“Churchill”), respectively, each of which is a Delaware limited liability company controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America. Churchill serves as a sub-adviser to PCAP under an investment sub-advisory agreement between the PCAP Adviser and Churchill, pursuant to which the PCAP Adviser has delegated
i

substantially all of its daily portfolio management obligations under its investment advisory agreement with PCAP to Churchill. Further, the same individuals that serve as trustees on the Board of Trustees of NCPCF (the “NCPCF Board”) also serve as trustees on the Board of Trustees of PCAP (the “PCAP Board”), except that the PCAP Board includes two additional trustees who are “interested persons,” as defined in the 1940 Act, of PCAP that do not serve on the NCPCF Board.

The Transaction is anticipated to benefit NCPCF and its shareholders by providing, among other things, liquidity to NCPCF shareholders through the receipt of cash consideration for their investment in NCPCF. In addition, all amounts owed by NCPCF under its credit facility will be transferred to PCAP as part of the Transaction. With these and other considerations in mind, the NCPCF Board determined the Transaction to be in the best interests of NCPCF and its shareholders. See “Summary of the Transaction - NCPCF Reasons for the Transaction” and “The Transaction - NCPCF Reasons for the Transaction.”

The Consideration may fluctuate. The following table shows the net asset value of NCPCF as reported on July 31, 2024, the last net asset value that was determined before the execution of the Purchase Agreement.

NCPCF
Net Asset Value at July 31, 2024	$210,587,978.00

You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record of NCPCF at the close of business on [•] [•], 2024. It is important that your shares be represented at the Special Meeting. Please follow the instructions on the Notice of Special Meeting of Shareholders and authorize a proxy via mail or the Internet to vote your shares. Your vote is extremely important to us. At the Special Meeting, you will be asked to vote on the Transaction Proposal. The approval of the Transaction Proposal requires the affirmative vote of the majority of the votes cast by holders of the outstanding common shares of beneficial interest, par value $0.01 per share, of NCPCF (the “NCPCF Common Shares”) entitled to vote at the Special Meeting. You may vote your shares by completing and returning the proxy card or, alternatively, voting via the Internet as described on the proxy card. If you will not attend the Special Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to ensure that your shares are represented at the Special Meeting.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its NCPCF Common Shares how to vote such shares on its behalf) will have the same effect as votes “AGAINST” the Transaction Proposal.

After careful consideration, on the unanimous recommendation of the NCPCF Board, including the trustees of the NCPCF Board who are not “interested persons” of NCPCF, as defined in the 1940 Act, the NCPCF Board determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of NCPCF and its shareholders and that the interests of NCPCF shareholders would not be diluted as a result of the Transaction, approved the Purchase Agreement and the Transaction, and recommends that the shareholders vote “FOR” the Transaction Proposal. You can vote for the Transaction Proposal by following the instructions on the enclosed proxy card and voting by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

This proxy statement describes the Special Meeting, the Transaction, and the documents related to the Transaction (including the Purchase Agreement) that NCPCF shareholders should review before voting on the Transaction Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 18 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Transaction and NCPCF. NCPCF is required to file annual, quarterly and current reports, proxy statements and other information about itself with the U.S. Securities and Exchange Commission (the “SEC”). Such filings and other publicly filed information regarding NCPCF is available on or through a website maintained by the SEC. You may also obtain such information, free of charge, and make shareholder inquiries by contacting NCPCF in writing at 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Investor Relations.

Sincerely yours,

Kenneth Kencel
President and Chief Executive Officer

Neither the SEC nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [●] [●], 2024: this proxy statement and the proxy card are available at [●].

This proxy statement is dated [•] [•], 2024 and is first being mailed or otherwise delivered to NCPCF shareholders on or about [•] [•], 2024.

NUVEEN CHURCHILL PRIVATE CREDIT FUND
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•] [•], 2024, [•]:[•] [a.m./p.m.], Eastern Time

Notice is hereby given to the owners of common shares of beneficial interest, par value $0.01 per share (the “NCPCF Shareholders”), of Nuveen Churchill Private Credit Fund, a Delaware statutory trust (“NCPCF”), that:

A Special Meeting of NCPCF Shareholders (the “Special Meeting”) will be held virtually on [•] [•], 2024 at [•]:[•] [a.m./p.m.], Eastern Time, at the following website: [•]. The Special Meeting will be held for the purpose of adopting the Purchase and Sale Agreement, dated as of October 23, 2024 (the “Purchase Agreement”), by and between NCPCF and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), and approving the transactions contemplated thereby (such proposal collectively, the “Transaction Proposal”).

PCAP and NCPCF are proposing that NCPCF sell and assign to PCAP, and PCAP purchase and assume from NCPCF, substantially all the assets and liabilities of NCPCF (including obligations under the documents governing NCPCF’s portfolio assets and the outstanding indebtedness under NCPCF’s existing credit facility) for aggregate consideration equal to the net asset value of NCPCF as of the Determination Date (as defined in the Purchase Agreement), following which NCPCF will terminate its status as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in the enclosed proxy statement (the “Transaction”). Ownership of any investment assets of NCPCF held by a “blocker” entity, special purpose vehicle or other subsidiary of NCPCF will be transferred to PCAP via the sale by NCPCF of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of NCPCF that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for NCPCF to carry out its winddown and liquidation, as described below.

If shareholders of NCPCF approve the Transaction Proposal and, thereafter, the Closing (as defined in the Purchase Agreement) occurs, NCPCF will cease its investment operations, distribute the cash Consideration NCPCF receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves) to its shareholders, if available, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to terminate its status as a BDC under the 1940 Act, wind down its operations, dissolve, and liquidate in accordance with its governing documents.

PCAP and NCPCF are affiliated BDCs that are externally managed by Churchill PCIF Advisor LLC (“PCAP Adviser”) and Churchill Asset Management LLC (“Churchill”), respectively, each of which is a Delaware limited liability company controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America. Churchill serves as a sub-adviser to PCAP under an investment sub-advisory agreement between the PCAP Adviser and Churchill, pursuant to which the PCAP Adviser has delegated substantially all of its daily portfolio management obligations under its investment advisory agreement with PCAP to Churchill. Further, the same individuals that serve as trustees on the Board of Trustees of NCPCF (the “NCPCF Board”) also serve as trustees on the Board of Trustees of PCAP (the “PCAP Board”), except that the PCAP Board includes two additional trustees who are “interested persons,” as defined in the 1940 Act, of PCAP that do not serve on the NCPCF Board.

THE NCPCF BOARD, INCLUDING EACH OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF NCPCF, AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PURCHASE AGREEMENT AND APPROVAL OF THE TRANSACTION PROPOSAL.

Enclosed is a copy of the proxy statement and proxy card. The close of business on [•] [•], 2024 has been fixed as the record date for the determination of NCPCF Shareholders entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.

The enclosed voting materials allow you to vote your shares without attending the Special Meeting. If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from NCPCF. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet by using the website shown on the instruction form provided to you by your nominee.

Your vote and participation in the governance of NCPCF is extremely important to us. Whether or not you plan to attend the Special Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to assure that your shares are represented at the Special Meeting. You may also vote easily and quickly via the Internet.

The Transaction and the Purchase Agreement are each described in more detail in this proxy statement, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Purchase Agreement is attached as Annex A to this proxy statement.

By Order of the NCPCF Board,

John McCally
Vice President and Secretary

The proxy statement and a form of proxy card are available online on the U.S. Securities and Exchange Commission website at www.sec.gov.

The NCPCF Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote via the Internet, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Special Meeting consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate at the Special Meeting.

v

NUVEEN CHURCHILL PRIVATE CREDIT FUND
375 Park Avenue, 9th Floor
New York, NY 10152

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

[●] [●], 2024

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “NCPCF Board”) of Nuveen Churchill Private Credit Fund, a Delaware statutory trust (“NCPCF”), for use at the Special Meeting of Shareholders (the “Special Meeting”) of NCPCF to be held on [●] [●], 2024, at [●]:[●] [a.m./p.m.], Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, dated [●] [●], 2024 (the “Notice”). NCPCF is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Churchill Asset Management LLC, a Delaware limited liability company (“Churchill”), serves as NCPCF’s investment adviser, and Churchill BDC Administration LLC, a Delaware limited liability company (the “Administrator”), serves as NCPCF’s administrator. Churchill is controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America (“TIAA”). The principal executive offices of each of NCPCF, Churchill, and the Administrator are located at 375 Park Avenue, 9th Floor, New York, New York 10152, and the telephone number for each is (212) 478-9200.

The Special Meeting will take place via the internet at the following website: [●].

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE TRANSACTION

The questions and answers below highlight only selected information contained elsewhere in this Proxy Statement. They may not contain all of the information that is important to you. You should carefully read this entire document to fully understand the Purchase Agreement and the Transaction and the voting procedures for the Special Meeting.

Questions and Answers about the Special Meeting

Q:    Why am I receiving these materials?

A:    NCPCF is furnishing these materials to NCPCF Shareholders (as defined below) in connection with the solicitation of proxies by the NCPCF Board for use at the Special Meeting to be held virtually on [●] [●], 2024 at [●]:[●] [a.m./p.m.], Eastern Time, at the following website: [●].

This Proxy Statement and the accompanying materials are being made available on or about [●] [●], 2024 to NCPCF Shareholders, and are available at [●].

Q:    What items will be considered and voted on at the Special Meeting?

A:    NCPCF and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), are proposing that NCPCF sell and assign to PCAP, and PCAP purchase and assume from NCPCF, substantially all the assets and liabilities of NCPCF, including all obligations under the documents governing NCPCF’s portfolio assets and all indebtedness outstanding under NCPCF’s credit facility, for aggregate consideration equal to the net asset value (“NAV”) of NCPCF as of the Determination Date (as defined below) (collectively, the “Consideration”), following which NCPCF will terminate its status as a BDC under the 1940 Act and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement (as defined below) and described elsewhere in this Proxy Statement (the “Transaction”). Ownership of any investment assets of NCPCF held by a “blocker” entity, special purpose vehicle or other subsidiary of NCPCF will be transferred to PCAP via the sale by NCPCF of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of NCPCF that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for NCPCF to carry out its winddown and liquidation, as described below.

The Special Meeting is being held for the purposes of adopting the Purchase and Sale Agreement, dated as of October 23, 2024 (the “Purchase Agreement”), by and between PCAP and NCPCF, and approving the transactions contemplated thereby (such proposal collectively, the “Transaction Proposal”). The NAV of NCPCF will be determined within 48 hours prior to the Effective Time (as defined below). If NCPCF Shareholders approve the Transaction Proposal and the Closing (as defined in the Purchase Agreement) occurs, NCPCF will cease its investment operations, distribute the cash Consideration it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if available, to NCPCF Shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

At the Special Meeting, the holders of outstanding common shares of beneficial interest, par value $0.01 per share, of NCPCF (the “NCPCF Common Shares”), entitled to notice of, and to vote at, the Special Meeting (the “NCPCF Shareholders”) will be asked to approve the Transaction Proposal. The close of business on [●] [●], 2024 has been fixed as the record date (the “Record Date”) for the determination of NCPCF Shareholders entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.

No other matters will be acted upon at the Special Meeting without further notice.

Q:    What will happen if the Transaction Proposal being considered at the Special Meeting is not approved by the required vote?

A:    If the Transaction does not close because NCPCF Shareholders do not approve the Transaction Proposal or any of the other conditions to the closing of the Transaction are not satisfied or, if legally permissible, waived, PCAP will not acquire NCPCF’s assets, PCAP and NCPCF will continue to operate independently under the management of their respective investment advisers, and the funds’ respective boards of trustees and officers will continue to serve in such roles until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. NCPCF will not wind down its operations or liquidate or distribute its assets to NCPCF Shareholders, and NCPCF will remain a BDC under the 1940 Act. See “Description of the Purchase Agreement – Termination of the Purchase Agreement.”

Q:    How will the final voting results be announced?

A:    Preliminary voting results may be announced at the Special Meeting. Final voting results will be published by NCPCF in a current report on Form 8-K within four business days after the date of the Special Meeting.

Q:    Will NCPCF incur expenses in soliciting proxies?

A:    Each of NCPCF and PCAP will equally bear the cost of preparing, printing and mailing this Proxy Statement and the applicable accompanying Notice and proxy card, as well as all other reasonable third-party expenses incurred in connection with the negotiation of the Purchase Agreement and sale of NCPCF’s portfolio assets, including assignment fees in respect of the assignment and transfer of NCPCF’s portfolio assets to PCAP, whether before or after the Effective Time.

For more information regarding expenses related to the Transaction, see “Questions and Answers about the Special Meeting and the Transaction—Who is responsible for paying the expenses relating to completing the Transaction?”

Q:    What does it mean if I receive more than one proxy card?

A:    Some of your shares of NCPCF Common Shares may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:    Are the proxy materials available electronically?

A:    In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), NCPCF has made this Proxy Statement, the accompanying Notice and the proxy card available to NCPCF Shareholders on the Internet. NCPCF Shareholders may (i) access and review the proxy materials, (ii) authorize their proxies, as described in “The Special Meeting – Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The Proxy Statement, accompanying Notice and the proxy card are available at [●].

Pursuant to the rules adopted by the SEC, NCPCF furnishes proxy materials by email to those NCPCF Shareholders who have elected to receive their proxy materials electronically. While NCPCF encourages NCPCF Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of shareholder meetings and the costs associated with the physical printing and mailing of materials, NCPCF Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of NCPCF Common Shares held by a broker or custodian, may request a printed set of proxy materials.

Q:    Will my vote make a difference?

A:    Yes. Your vote is needed to ensure that the Transaction Proposal can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting shareholder votes.

Q:    Whom can I contact with any additional questions?

A:    NCPCF Shareholders can contact NCPCF at the below contact information with any additional questions:

Nuveen Churchill Private Credit Fund
Investor Relations
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

Q:    Where can I find more information about PCAP and NCPCF?

A:    You can find more information about PCAP and NCPCF in the documents described under the caption “Where You Can Find More Information.”

Q:    What do I need to do now?

A:    We urge you to read carefully this entire document, including its annex and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Special Meeting

Q:    How does the NCPCF Board recommend voting on the Transaction Proposal at the Special Meeting?

A:    The NCPCF Board, including, after separate meetings and discussion, the trustees of the NCPCF Board who are not “interested persons,” as defined in the 1940 Act, of NCPCF (the “NCPCF Independent Trustees”), determined that participating in the Transaction advisable and in the best interests of NCPCF and its shareholders and that the interests of the NCPCF Shareholders will not be diluted as a result of the Transaction, and has unanimously approved the Purchase Agreement and the Transaction. The NCPCF Board, including each of the NCPCF Independent Trustees, recommends that NCPCF Shareholders vote “FOR” the Transaction Proposal.

Q:    If I am a NCPCF Shareholder, what is the “Record Date” and what does it mean?

A:    The Record Date for the Special Meeting is [●] [●], 2024. The Record Date was established by the NCPCF Board, and only holders of record of NCPCF Common Shares at the close of business on the Record Date are entitled to receive notice of the Special Meeting and vote at the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, there were [●] shares of NCPCF Common Shares outstanding.

Q:    If I am a NCPCF Shareholder, how many votes do I have?

A:    Each share of the NCPCF Common Shares held by a NCPCF Shareholder of record as of the Record Date has one vote on each matter to be considered at the Special Meeting.

Q:    If I am a NCPCF Shareholder, how do I participate in the Special Meeting and vote?

A:    A NCPCF Shareholder may vote virtually at the Special Meeting or by proxy in accordance with the instructions provided below. A NCPCF Shareholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the Transaction Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Special Meeting.

•By Internet: [●]

•By Telephone: [[●] to reach a toll-free, automated touchtone voting line, or [●] [Monday through Friday, 9:00 a.m. until 9:00 p.m. Eastern Time,] to reach a toll-free, live operator line.]

•By Mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to [5:00 p.m.], Eastern Time, on [●] [●], 2024.

Important notice regarding the availability of proxy materials for the Special Meeting. This Proxy Statement and the proxy card are available at [●].

Q:    What if a NCPCF Shareholder does not specify a choice for a matter when authorizing a proxy?

A:    All properly executed proxies representing shares of NCPCF Common Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of NCPCF Common Shares will be voted “FOR” the Transaction Proposal.

Q:    If I am a NCPCF Shareholder, how can I change my vote or revoke a proxy after submission?

A:    You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Special Meeting, or by a notice, provided in writing and signed by you, delivered to NCPCF’s Secretary on any business day before the date of the Special Meeting.

If you hold NCPCF Common Shares through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions

Q:    If my shares of NCPCF Common Shares are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:    No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the Special Meeting.

Q:    What constitutes a “quorum” for the Special Meeting?

A:    The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the NCPCF Common Shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” Since NCPCF Shareholders will only vote on a non-routine proposal, there will not be any broker non-votes. If there are not enough votes for a quorum, the presiding officer or NCPCF Shareholders who are represented virtually or by proxy may vote to adjourn the Special Meeting to permit the further solicitation of proxies.

If there appear not to be enough votes for a quorum or to approve the proposal at the Special Meeting, the Special Meeting may also be adjourned for such periods as the presiding officer of the Special Meeting shall direct. The holders of the votes entitled to be cast by the NCPCF Shareholders entitled to vote thereat, present virtually or represented by proxy, shall have the power to adjourn the Special Meeting from time to time without notice other than announcement at the Special Meeting. [●] and [●] are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of the proposal to be considered at the Special Meeting have been received at the time of the Special Meeting, the proposal will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Q:    What vote is required to approve the Transaction Proposal at the Special Meeting?

A:    The affirmative vote of the holders of a majority of the votes cast by NCPCF Shareholders at the Special Meeting virtually or by proxy is required for approval of the Transaction Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Transaction Proposal.

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Special Meeting. The Transaction Proposal is a non-routine matter for NCPCF. As a result, if a NCPCF Shareholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Transaction Proposal. As a result, abstentions will have no effect on the outcome of the Transaction Proposal. Since NCPCF Shareholders will only vote on the Transaction Proposal, there will not be any broker non-votes.

Q:    Is the Transaction subject to approval of the holders of common shares of beneficial interest of PCAP (“PCAP Shareholders”)?

A:    No. Approval of the PCAP Shareholders is not a condition to the consummation of the Transaction, and PCAP is not soliciting approval of the Purchase Agreement or the Transaction from PCAP Shareholders. PCAP Shareholders are not entitled to vote on the Transaction Proposal at the Special Meeting.

Questions and Answers about the Parties and the Transaction

Q:    How are PCAP and NCPCF related?

A:    PCAP and NCPCF are affiliated BDCs externally managed by Churchill PCIF Advisor LLC, a Delaware limited liability company (“PCAP Adviser”) and Churchill, respectively, each of which is indirectly controlled by Nuveen, LLC, the investment management division of TIAA. Churchill serves as a sub-adviser to PCAP under an investment sub-advisory agreement between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has all delegated substantially all of its daily portfolio management obligations under its investment advisory agreement with PCAP to Churchill. Additionally, the same individuals that serve as trustees on the NCPCF Board also serve as members of the Board of Trustees of

PCAP (the “PCAP Board”), except that the PCAP Board includes two additional trustees who are “interested persons,” as defined in the 1940 Act, of PCAP that do not serve on the NCPCF Board.

Q:    What will happen in the Transaction?

A:    At the Effective Time, PCAP will deliver the Purchase Price (as defined in the Purchase Agreement) to NCPCF, and NCPCF will sell, transfer, assign, convey, and deliver to PCAP substantially all of its assets and liabilities, including obligations under the documents governing NCPCF’s portfolio assets and all outstanding indebtedness under NCPCF’s credit facility. Thereafter, as soon as reasonably practicable following the Closing, NCPCF will cease its investment operations, distribute the cash Consideration it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to NCPCF Shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents. PCAP will continue its existence as a statutory trust under the laws of the State of Delaware and continue its operations as a BDC.

Q:    What will NCPCF Shareholders receive in the Transaction?

A:    The Transaction is structured as an all-cash transaction, whereby, subject to the terms and conditions of the Purchase Agreement, PCAP will pay cash to purchase all of NCPCF’s assets at a price equal to the NAV of NCPCF, determined within 48 hours prior to the Effective Time, and assume all liabilities of NCPCF, including indebtedness outstanding under NCPCF’s credit facility and all obligations under the documents governing NCPCF’s portfolio assets. Thereafter, as soon as reasonably practicable following the Closing, NCPCF will cease its investment operations and distribute the cash Consideration it receives from the Transaction and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to NCPCF Shareholders, among other actions necessary for the successful wind down, liquidation, and termination of NCPCF’s existence. NCPCF Shareholders will accordingly receive a cash distribution from NCPCF in such liquidation (a “Liquidating Distribution”), if available, subject to the terms of the Purchase Agreement and the applicable provisions of the Delaware Statutory Trust Act (the “Statutory Trust Act”). For more information, see “Summary of the Purchase Agreement-Transaction Consideration” below.

Q:    Is the Transaction expected to be taxable to NCPCF Shareholders?

A:    The sale of NCPCF’s assets in the Transaction is not expected to be a taxable event for NCPCF Shareholders. However, the receipt of a Liquidating Distribution, as described in the Purchase Agreement, will be a taxable event to NCPCF Shareholders for U.S. federal income tax purposes.

Because NCPCF intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to satisfy the requirements to be so treated, and the NCPCF Shareholder is a single U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Transaction”) that is treated as a corporation for U.S. federal income tax purposes, the amount of a Liquidating Distribution generally will be taxable to such U.S. Holder as a dividend to the extent of NCPCF’s current and/or accumulated earnings and profits, with the excess treated as a return of capital reducing the U.S. Holder’s adjusted tax basis in the NCPCF Common Shares, and thereafter as capital gain.

You should read the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Transaction” for a more complete discussion of certain material U.S. federal income tax consequences of the Transaction. You are also encouraged to consult your own tax advisors regarding the consequences of the Transaction to you under U.S. federal, state, local and/or non-U.S. tax laws in light of your particular circumstances.

Q:    Is the sale of NCPCF’s assets in the Transaction expected to be taxable to PCAP Shareholders?

A:    No. The sale of NCPCF’s assets in the Transaction is not expected to be a taxable event for PCAP Shareholders.

Q:    How will the Consideration to be received by NCPCF in the Transaction be determined?

A:    NCPCF will deliver to PCAP a calculation of its estimated NAV calculated in good faith as of a date mutually agreed between NCPCF and PCAP (such calculation, the “Closing NAV”), along with a calculation of the amount of indebtedness outstanding under NCPCF’s credit facility, the calculation date of which will be no earlier than 48 hours (excluding Sundays and holidays) prior to the date and time when the sale of assets pursuant to the Transaction becomes effective (such calculation date, the “Determination Date,” and the date and time at which the Transaction will become effective, the “Effective Time”). NCPCF will update the calculation of the Closing NAV and related amounts in the event that the Closing of the sale of assets is subsequently materially delayed or there is a material change to the Closing NAV or related amounts prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing NAV and related amounts are determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. The NCPCF Board, including a majority of the NCPCF Independent Trustees, shall be required to approve the Closing NAV, and the Chief Financial Officer of NCPCF shall certify in writing to PCAP the calculation of the Closing NAV and related amounts.

Q:    What are the business reasons for the Transaction?

A:    For NCPCF, the business reasons for the Transaction are to offer liquidity up front to NCPCF Shareholders in the form of all cash Consideration, which will be paid in one lump sum rather than over time and to avoid having to explore other exit alternatives that are not viable or less attractive to NCPCF Shareholders. For more information, see “Summary of the Transaction – PCAP Reasons for the Transaction,” “Summary of the Transaction – NCPCF Reasons for the Transaction,” “The Transaction - PCAP Reasons for the Transaction,” and “The Transaction - NCPCF Reasons for the Transaction.”

Q:    Who is responsible for paying the expenses relating to completing the Transaction?

A:    Each of PCAP and NCPCF shall pay fifty percent (50%) of all reasonable third-party expenses incurred in connection with the negotiation of the Purchase Agreement and the closing of the sale of NCPCF’s assets, regardless of which party incurred such expenses, and each of PCAP and NCPCF shall pay fifty percent (50%) of all assignment fees in respect of the assignment and transfer of NCPCF’s portfolio assets to PCAP, regardless of when incurred. It is estimated that PCAP will bear expenses of approximately $[●] in the aggregate in connection with the Transaction, if consummated, or approximately $[●] in the aggregate if the Transaction is not consummated. This amount does not include the aggregate Consideration to be paid by PCAP to NCPCF. Assuming the Transaction was consummated on July 31, 2024, PCAP would have paid approximately $210,588,000 for NCPCF, exclusive of Transaction expenses. In addition, PCAP would have assumed approximately $[_______] of indebtedness outstanding under NCPCF’s credit facility. It is estimated that NCPCF will bear expenses of approximately $[●] in the aggregate in connection with the negotiation of the Purchase Agreement and the closing of the sale of NCPCF’s assets, if consummated, or approximately $[●] in the aggregate if the sale of NCPCF’s assets is not consummated.

Q:    Is the Transaction subject to any third-party consents?

A:    As more fully described in this Proxy Statement and in the Purchase Agreement, the completion of the Transaction depends on the satisfaction (or waiver) of a Closing condition set forth in the Purchase Agreement relating to the receipt of certain consents in respect of the Transaction, PCAP, and NCPCF. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of PCAP following the Transaction.

Q:    How does PCAP’s investment objective, strategy and risks differ from NCPCF’s?

A:    The investment objectives and strategies of PCAP and NCPCF are substantially similar. The investment objective of each of PCAP and NCPCF is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. PCAP and NCPCF primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. Each of PCAP’s and NCPCF’s portfolio also includes larger, stand-alone direct equity co-investments in private equity-backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). Further, subject to the pace and amount of investment activity in each company’s middle market investment program, a portion of each of PCAP’s and NCPCF’s portfolio may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). Each of PCAP and NCPCF use the term “middle market” to generally refer to companies having annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million - $250 million, with a focus on EBITDA of $10 million - $100 million. PCAP and NCPCF have substantially similar risks as each focuses on making investments in privately held middle market companies, with PCAP subject to additional risks through its use of leverage.

As a result of these commonalities, PCAP Adviser, Churchill and PCAP’s sub-adviser for its Liquid Investments, Nuveen Asset Management, LLC (“Nuveen”), do not anticipate any significant portfolio repositioning in connection with the Transaction.

Q:    How will PCAP be managed following the consummation of the Transaction?

A:    PCAP will continue to be managed as it is currently managed. PCAP’s investment objective, risks and strategies will remain the same. Specifically, the trustees of PCAP immediately prior to the Transaction will remain the trustees of PCAP and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of PCAP immediately prior to the Transaction will remain the officers of PCAP and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Transaction, PCAP will continue to be managed by the PCAP Adviser and sub-advised by Churchill and Nuveen, and PCAP’s investment advisory and sub-advisory agreements with each of those investment advisers, as applicable, will remain in effect.

Q:    How will NCPCF be managed following the consummation of the Transaction?

A:    As soon as reasonably practicable following the Closing, NCPCF will cease its investment operations, make Liquidating Distributions to NCPCF Shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

Q:    Are NCPCF Shareholders able to exercise appraisal rights?

A:    No. NCPCF Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the Special Meeting. Any NCPCF Shareholder may abstain from voting or vote against any of such matters.

Q:    When do the parties expect to complete the Transaction?

A:    While there can be no assurance as to the exact timing, or that the Transaction will be completed at all, PCAP and NCPCF are working to complete the Transaction shortly following the Special Meeting during the fourth quarter of 2024. It is currently expected that the Transaction will be completed promptly following receipt of NCPCF Shareholder approval of the Transaction Proposal at the Special Meeting, along with the satisfaction or (to the extent legally permissible) waiver of the other closing conditions set forth in the Purchase Agreement.

Q:    What happens if the Transaction is not consummated?

A:    If the Transaction is not approved by the requisite vote of NCPCF Shareholders, or if the Transaction is not completed for any other reason, NCPCF will not sell to PCAP, and PCAP will not buy from NCPCF, any of NCPCF’s assets, nor will PCAP assume any obligations associated with any of NCPCF’s portfolio assets or any indebtedness outstanding under NCPCF’s credit facility. Each of PCAP and NCPCF will continue its separate and independent legal and corporate existence. NCPCF will not wind down its operations or terminate its status as a BDC under the 1940 Act, and NCPCF will not make any Liquidating Distribution to NCPCF Shareholders. See “Description of the Purchase Agreement-Termination of the Purchase Agreement.”

SUMMARY OF THE TRANSACTION

This summary highlights selected information contained elsewhere in this Proxy Statement and may not contain all of the information that is important to you. You should read this entire Proxy Statement carefully, including “Risk Factors” and other information incorporated by reference for a more complete understanding of the Transaction. In particular, you should read the annex attached to this Proxy Statement, including the Purchase Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Transaction. The discussion in this Proxy Statement, which includes the material terms of the Transaction and the principal terms of the Purchase Agreement, is subject to, and is qualified in its entirety by reference to, the Purchase Agreement. See “Where You Can Find More Information,” and “Incorporation by Reference for Nuveen Churchill Private Credit Fund.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 18 for risks related to the Transaction and “Risk Factors” in Item 1A of NCPCF’s Registration Statement on Form 10 (File No. 000-56659) filed with the SEC on August 19, 2024 for general risks related to NCPCF.

Structure of the Transaction

PCAP and NCPCF are proposing that NCPCF sell to PCAP, and PCAP purchase from NCPCF, substantially all the assets of NCPCF for aggregate consideration equal to NCPCF’s Closing NAV as of the Determination Date, plus the assumption by PCAP of NCPCF’s liabilities, including the indebtedness outstanding under NCPCF’s credit facility and all obligations under the governing documents of NCPCF’s portfolio assets, in each case as set forth in the Purchase Agreement. Ownership of any investment assets of NCPCF held by a “blocker” entity, special purpose vehicle or other subsidiary of NCPCF will be transferred to PCAP via the sale by NCPCF of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of NCPCF that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for NCPCF to carry out its winddown and liquidation, as described below.

As soon as reasonably practicable following the Closing, NCPCF will cease its investment operations, make Liquidating Distributions to NCPCF Shareholders (if available), terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

Under the Purchase Agreement, on the Determination Date, NCPCF will deliver to PCAP a calculation of its Closing NAV calculated in good faith as of the Determination Date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by PCAP and NCPCF), historically used by NCPCF in preparing the calculation of the NAV per share of NCPCF Common Shares (with an accrual for any dividend declared by NCPCF and not yet paid). NCPCF will also deliver calculations of the amount of indebtedness outstanding under NCPCF’s credit facility as of the Determination Date. NCPCF shall update the calculation of the Closing NAV and related amounts in the event that the Closing is subsequently materially delayed or there is a material change to the Closing NAV prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing NAV and other amounts are determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. The NCPCF Board, including a majority of the NCPCF Independent Trustees, shall be required to approve the Closing NAV, and the Chief Financial Officer of NCPCF shall certify in writing to PCAP the calculation of the Closing NAV and related calculations.

Tax Consequences of the Transaction

NCPCF’s receipt of the Purchase Price may be a taxable transaction for NCPCF for U.S. federal income tax purposes, subject to the payment of the Liquidating Distribution. PCAP’s receipt of NCPCF’s assets and the liabilities it assumes under the governing documents of NCPCF’s portfolio assets and with respect to the indebtedness outstanding under NCPCF’s credit facility is not expected to be a taxable transaction for PCAP for U.S. federal income tax purposes. The sale of NCPCF’s assets in the Transaction is not expected to be a taxable event for NCPCF Shareholders. However, the receipt of a Liquidating Distribution as part of the liquidation of

NCPCF, as described in the Purchase Agreement and this Proxy Statement, will be a taxable transaction for U.S. federal income tax purposes. See “Certain Material U.S. Federal Income Tax Consequences of the Transaction” below.

PCAP Reasons for the Transaction

After a thorough review of a variety of strategic alternatives, the PCAP Board determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of PCAP and PCAP Shareholders. Certain material factors considered by the PCAP Board in evaluating the Transaction include, among others:

•the enhanced scale, size and diversification of PCAP’s portfolio to be achieved through the Transaction;

•economies of scale in acquiring assets with which the PCAP Adviser, Churchill, and Nuveen are already familiar;

•operational efficiencies through the reduction of redundancies in the shared management of each of the portfolios of PCAP and NCPCF;

•the opportunity to achieve an optimized capital structure through reduced financing costs and PCAP’s liquidity and levels of leverage;

•the potential return upside to be achieved as a result of the Transaction; and

•the result that PCAP, following the Transaction, would be one of the fifteen largest perpetually private BDCs currently in operation.

For a further discussion of all of the material factors considered by the PCAP Board, see “The Transaction — PCAP Reasons for the Transaction.”

NCPCF Reasons for the Transaction

After a thorough review of a variety of strategic alternatives, the NCPCF Board determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of NCPCF and NCPCF Shareholders. Certain material factors considered by the NCPCF Board in evaluating the Transaction include, among others:
•the provision of an efficient exit strategy for NCPCF;

•how the Transaction allows NCPCF Shareholders to receive cash for their investment in one lump sum (as opposed to over time); and

•the avoidance of other exit alternatives that are not viable or less attractive to NCPCF Shareholders.
For a further discussion of all of the material factors considered by the NCPCF Board, see “The Transaction – NCPCF Reasons for the Transaction.”

The Parties to the Transaction

PCAP and NCPCF are affiliated BDCs externally managed by PCAP Adviser and Churchill, respectively, each of which is indirectly controlled by Nuveen, LLC, the investment management division of TIAA. Churchill also serves as a sub-adviser to PCAP under an investment sub-advisory agreement between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has all delegated substantially all of its daily portfolio management obligations under its investment advisory agreement with PCAP (the “PCAP Investment Advisory Agreement”) to Churchill. Additionally, the same individuals that serve as trustees on the NCPCF Board also serve as trustees on the

PCAP Board, except that the PCAP Board includes two additional trustees who are “interested persons,” as defined in the 1940 Act, of PCAP that do not serve on the NCPCF Board.

Nuveen Churchill Private Capital Income Fund
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

PCAP is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, PCAP has elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. PCAP was formed on February 8, 2022, to invest primarily in Senior Loan Investments, as well as Junior Capital Investments. Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. PCAP’s portfolio also includes larger, stand-alone direct Equity Co-Investments in private equity-backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company. Further, subject to the pace and amount of investment activity in PCAP’s middle market investment program, a portion of PCAP’s portfolio may be comprised of Liquid Investments.

PCAP’s investment objective is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. PCAP defines “middle market companies” as those with $10 million to $250 million of EBITDA.

PCAP targets an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments, and up to 10% in Equity Co-Investments. To support its share repurchase program, PCAP’s Liquid Investments generally comprise 5% to 10% of its assets, subject to the pace and amount of investment activity in its middle market investment program. While PCAP seeks to achieve the targets described above, the composition of its investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities.

PCAP generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of PCAP’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase PCAP’s risk of losing part or all of its investment.

NCPIF SPV I LLC (“SPV I”), NCPIF Equity Holdings LLC, and NCPIF SPV II LLC are wholly owned subsidiaries of PCAP that are consolidated with PCAP in PCAP’s financial statements.

PCAP Adviser is responsible for the overall management of PCAP’s activities under the PCAP Investment Advisory Agreement. PCAP Adviser has delegated substantially all of its daily portfolio management obligations as set forth under the PCAP Investment Advisory Agreement to Churchill pursuant to a sub-advisory agreement. In addition, PCAP Adviser and Churchill have delegated their portfolio management obligations with respect to certain Liquid Investments held by PCAP to Nuveen pursuant to a sub-advisory agreement.

Nuveen Churchill Private Credit Fund
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

NCPCF is an is an externally managed, closed-end, non-diversified management investment company that was formed on May 3, 2024, and elected to be treated as a BDC under the 1940 Act on July 23, 2024. In addition, for U.S. federal income tax purposes, NCPCF intends to elect to be treated as a RIC under Subchapter M of the Code.

NCPCF’s investment objective is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. NCPCF primarily invests in Senior Loan Investments, as well as Junior Capital Investments. Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. NCPCF’s portfolio also includes larger, stand-alone direct Equity Co-Investments in private equity-backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company. Subject to the pace and amount of investment activity in NCPCF’s middle market investment program, NCPCF’s portfolio also may be comprised of Liquid Investments.

NCPCF generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of NCPCF’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase NCPCF’s risk of losing part or all of its investment.

Churchill is responsible for the overall management of NCPCF’s activities under an investment advisory agreement (the “NCPCF Investment Advisory Agreement”).

Risks Relating to the Proposed Transaction

The Transaction contemplated by the Purchase Agreement is subject to, among others, the following risks. NCPCF Shareholders should carefully consider these risks before deciding how to vote on the Transaction Proposal.

•Because the NAV of NCPCF may fluctuate, NCPCF cannot be sure of the exact amount of the Consideration it will receive from the sale of its assets in the Transaction until the Determination Date, which will affect the amount of any Liquidating Distribution to be received by NCPCF Shareholders in NCPCF’s liquidation.

•The announcement and pendency of the proposed Transaction could adversely affect each fund’s business, financial results and operations.

•If the Transaction does not close, both NCPCF and PCAP will nonetheless bear fifty percent (50%) of the total expenses incurred in pursuit of the Transaction.

•Litigation may be filed against PCAP or NCPCF in connection with the Transaction, which, regardless of its merits, could result in substantial costs and could delay or prevent the Transaction from being completed.

•The termination of the Purchase Agreement could negatively impact PCAP and NCPCF.

•The Transaction is subject to certain closing conditions, including NCPCF Shareholder Approval (as defined below), that, if not satisfied or waived, will result in the Transaction not being completed, which may result in material adverse consequences to each of PCAP’s and NCPCF’s business and operations.

•NCPCF and PCAP will be subject to operational uncertainties and contractual restrictions while the Transaction is pending, including restrictions on pursuing alternatives to the Transaction.

•The Purchase Agreement contains provisions that could discourage or make it difficult for a third party to acquire NCPCF prior to the completion of the proposed Transaction.

•Subject to applicable law, each party may waive one or more conditions to the Transaction without approval from its respective shareholders.

•The NAV per share of any class of PCAP’s common shares of beneficial interest, par value $0.01 per share (“PCAP Common Shares”), after the Transaction may be affected by factors different from those affecting PCAP Common Shares currently.
See the section captioned “Risk Factors — Risks Relating to the Transaction” below for a more detailed discussion of these factors.

Special Meeting of NCPCF Shareholders

NCPCF plans to hold the Special Meeting on [●] [●], 2024, at [●]:[●] [a.m./p.m.], Eastern Time, at the following website: [•]. At the Special Meeting, holders of NCPCF Common Shares will be asked to approve the Transaction Proposal.

NCPCF Shareholders can vote at the Special Meeting, or any adjournments and postponements thereof, if such NCPCF Shareholder owned NCPCF Common Shares at the close of business on the Record Date. As of that date, there were [•] shares of NCPCF Common Shares outstanding and entitled to vote. None of the total outstanding NCPCF Common Shares were owned beneficially or of record by trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, or by executive officers of NCPCF.

NCPCF Board Recommendation

The NCPCF Board unanimously approved the Purchase Agreement and the Transaction and recommends that NCPCF Shareholders vote “FOR” the Transaction Proposal (the “NCPCF Board Recommendation”).

Vote Required

Each share of NCPCF Common Shares held by a holder of record as of the Record Date has one vote on each matter to be considered at the Special Meeting.

The approval of the Transaction Proposal requires the affirmative vote of a majority of the votes cast by holders of the outstanding shares of NCPCF Common Shares entitled to vote at the Special Meeting (“NCPCF Shareholder Approval”). Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Transaction Proposal.

Completion of the Transaction

As more fully described in this Proxy Statement and in the Purchase Agreement, the completion of the Transaction depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Transaction to occur, see “Description of the Purchase Agreement.” While there can be no assurances as to the exact timing, or that the Transaction will be completed at all, PCAP and NCPCF are working to complete the Transaction in the fourth quarter of 2024. It is currently expected that the sale of assets pursuant to the Transaction will be completed promptly following receipt of NCPCF Shareholder Approval at the Special Meeting and satisfaction (or to the extent legally permitted, waiver) of the other Closing conditions set forth in the Purchase Agreement.

Termination of the Purchase Agreement

The Purchase Agreement contains certain termination rights for PCAP and NCPCF, discussed below in “Description of the Transaction — Termination of the Purchase Agreement.” See “Description of the Purchase

Agreement — Termination of the Purchase Agreement” for a discussion of the circumstances that could result in the termination of the Purchase Agreement and the unsuccessful completion of the Transaction.

RISK FACTORS

In addition to the other information included in this document, NCPCF Shareholders should carefully consider the risks described below in determining whether to approve the Transaction Proposal. The information in “Risk Factors” in Item 1A of NCPCF’s Registration Statement on Form 10 (File No. 000-56659) filed with the SEC on August 19, 2024 is incorporated herein by reference for general risks related to NCPCF. The risks, as set out below and incorporated by reference herein, are not the only risks PCAP and NCPCF and, following the Transaction, solely PCAP, may face. Additional risks and uncertainties not currently known to PCAP or NCPCF or that they currently deem to be immaterial also may materially adversely affect their or, following the Transaction, solely PCAP’s, business, financial condition or operating results. If any of the following events occur, PCAP or NCPCF or, following the Transaction, solely PCAP’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for Nuveen Churchill Private Credit Fund” and “Where You Can Find More Information” in this Proxy Statement.

RISKS RELATING TO THE PROPOSED TRANSACTION

Because NCPCF’s Closing NAV may fluctuate, NCPCF cannot be sure of the exact amount of Consideration it will receive until the Closing Date, which may impact the amount of any Liquidating Distribution NCPCF Shareholders may receive.

The exact amount of the Consideration may vary from NCPCF’s NAV on the date the Transaction was announced, on the date that this Proxy Statement was made available to NCPCF Shareholders, on the date of the Special Meeting and on the date the sale of NCPCF’s assets is completed. Any change in NCPCF’s NAV prior to Closing will affect the amount of Consideration that NCPCF will receive and that PCAP will pay at Closing, which may, in turn, affect the amount of the Liquidating Distribution that NCPCF Shareholders may receive, if any.

PCAP is not permitted to terminate the Purchase Agreement solely because of changes in NCPCF’s Closing NAV.

Changes in NCPCF’s Closing NAV may result from a variety of factors, including, among other things:

•changes in the business, operations or prospects of NCPCF;

•the financial condition of current or prospective portfolio companies of NCPCF;

•changes in the amount of indebtedness outstanding under NCPCF’s credit facility; and

•interest rates or general market or economic conditions.
See “Special Note Regarding Forward-Looking Statements” for other factors that could cause NCPCF’s Closing NAV to change. These factors are generally beyond the control of NCPCF. NCPCF’s historical NAV is not necessarily indicative of future performance.

The announcement and pendency of the proposed Transaction could adversely affect each of PCAP’s and NCPCF’s business, financial results and operations.

The announcement and pendency of the proposed Transaction could cause disruptions in and create uncertainty surrounding each of PCAP’s and NCPCF’s businesses, including affecting each of their relationships with their existing and future investors, borrowers and lenders, which could have a significant negative impact on their future revenues and results of operations (for PCAP, regardless of whether the Transaction is completed, and for NCPCF, if the Transaction is not completed). In particular, existing borrowers may elect to refinance their loans from PCAP, NCPCF or their affiliates with other lenders, and existing and potential future lenders may be unable or unwilling to fund their commitments to PCAP or NCPCF or otherwise extend credit to PCAP or NCPCF. In addition, each of PCAP and NCPCF has diverted, and will continue to divert, significant management resources towards the completion of the Transaction, which could have a significant negative impact on its future revenues and results of operations (for PCAP, regardless of whether the Transaction is completed, and for NCPCF, if the Transaction is not completed).

If the Transaction does not close, both PCAP and NCPCF will nonetheless bear the expenses incurred in their pursuit of the Transaction.

The Transaction may not be completed. If the Transaction is not completed, each of PCAP and NCPCF may have incurred substantial expenses for which no ultimate benefit will have been received. Each of PCAP and NCPCF may have incurred out-of-pocket expenses in connection with the Transaction for legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Transaction is not completed. All expenses incurred in connection with the Transaction, including all reasonable third-party expenses, will be borne equally by PCAP and NCPCF regardless of the party incurring such expenses. Thus, if the Transaction is not completed, each of PCAP and NCPCF will bear fifty percent (50%) of the expenses incurred in connection with the Transaction, even though no ultimate benefit will have been received.

Litigation which may be filed against PCAP or NCPCF in connection with the Transaction, regardless of its merits, could result in substantial costs and could delay or prevent the Transaction from being completed.

From time to time, PCAP and NCPCF may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Transaction. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on PCAP’s or NCPCF’s liquidity and financial condition or could prevent the Transaction from being completed.

The termination of the Purchase Agreement could negatively impact PCAP and NCPCF.

If the Purchase Agreement is terminated, there may be various consequences, including:

•PCAP’s and NCPCF’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Transaction, without realizing any of the anticipated benefits of completing the Transaction; and

•NCPCF may not be able to find a party willing to pay an equivalent or more attractive price than the price PCAP agreed to pay in the Transaction for its portfolio assets, leaving NCPCF Shareholders without an avenue for immediate liquidity of their investment in NCPCF.
The Transaction is subject to conditions to Closing, including the receipt of NCPCF Shareholder Approval, that, if not satisfied or (to the extent legally allowed) waived, will result in the Transaction not being completed, which may result in material adverse consequences to PCAP’s and NCPCF’s business and operations.

The Transaction is subject to certain conditions to Closing, including the approval of NCPCF Shareholders, that, if not satisfied, will prevent the Transaction from being completed. The closing condition that NCPCF Shareholders approve the Transaction Proposal may not be waived under applicable law and must be satisfied for the Transaction to be completed. If NCPCF Shareholders do not approve the Transaction and the Transaction is not completed, the resulting failure of the Transaction could have a material adverse impact on PCAP’s and NCPCF’s respective businesses and operations. In addition to the required NCPCF Shareholder Approval, the Transaction is subject to a number of other conditions beyond the control of PCAP and NCPCF that may prevent, delay or otherwise materially adversely affect completion of the Transaction. PCAP and NCPCF cannot predict whether and when these other conditions will be satisfied. The failure to complete the Transaction would result in PCAP, NCPCF and their respective shareholders failing to realize the anticipated benefits of the Transaction as described under “The Transaction – PCAP Reasons for the Transaction” and “The Transaction – NCPCF Reasons for the Transaction.”

PCAP and NCPCF may, to the extent legally allowed, waive one or more conditions to the Transaction without soliciting approval from their respective shareholders or, in the case of NCPCF, re-soliciting approval from NCPCF Shareholders.

Certain conditions to PCAP’s and NCPCF’s respective obligations to complete the Transaction may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require the solicitation of their shareholders, each of PCAP and NCPCF will have the discretion to complete the Transaction without seeking such shareholder approval, and in the case of NCPCF, NCPCF will have the discretion to complete the Transaction without re-soliciting NCPCF Shareholder Approval. Accordingly, the terms and conditions as set forth in the Purchase Agreement and described herein, including certain protections to NCPCF and PCAP, may be waived. The conditions requiring the approval of NCPCF Shareholders, however, cannot be waived.

NCPCF and PCAP will be subject to operational uncertainties and contractual restrictions while the Transaction is pending, which could negatively impact each fund’s business, financial condition, and results of operations.

Uncertainty about the effect of the Transaction may have an adverse effect on NCPCF and PCAP and, consequently, on PCAP following completion of the Transaction. These uncertainties may impair Churchill’s and PCAP Adviser’s respective abilities to motivate key personnel until the Transaction is consummated and could cause those who deal with NCPCF and PCAP to seek to change their existing business relationships with NCPCF and PCAP, respectively.

If the Transaction is not completed or NCPCF is not otherwise acquired, NCPCF may consider other strategic alternatives, which are subject to risks and uncertainties.

If the Transaction is not completed, the NCPCF Board may review and consider various strategic alternatives available to NCPCF, including, among others, continuing as a standalone company with no material changes to its business or seeking an alternative transaction. These strategic or other alternatives available to NCPCF may involve various additional risks to its business, including, among others, distraction of its management team and associated expenses as described above in connection with the proposed Transaction, and risks and uncertainties related to its ability to complete any such alternatives and other variables which may adversely affect its operations.

The NAV per share of any or all classes of PCAP Common Shares after the Transaction may be affected by factors different from those affecting each class of PCAP Common Shares currently.

The businesses of NCPCF and PCAP differ in some respects and, accordingly, the results of operations of PCAP and the NAV per share of each class of PCAP Common Shares after the Transaction may be affected by factors different from those currently affecting the independent results of operations of each of NCPCF and PCAP. These factors include:

•a different portfolio composition; and

•a different capital structure.
Accordingly, the historical NAV per share and financial results of PCAP may not be indicative of these matters for PCAP following the Transaction.

The amount NCPCF may distribute to NCPCF Shareholders in a Liquidating Distribution will depend on the amount of NCPCF’s liabilities, other obligations and expenses, which amounts are subject to change.

If the Transaction is consummated, as soon as practicable following the Closing, NCPCF will begin the process of winding down its operations, pursuant to which it will make a Liquidating Distribution to NCPCF Shareholders, if available, under the terms of the Purchase Agreement and in accordance with applicable law, including the Statutory Trust Act. While NCPCF intends to make Liquidating Distributions as soon as practicable following the Closing, it is unable to predict the precise amount or timing of any Liquidating Distribution, if any. The timing and amount of any Liquidating Distribution will depend upon the actual expenses NCPCF incurs, the timing of the resolution of matters for which it may establish a contingency reserve, the amount to be paid in satisfaction of such contingencies, the obligations satisfied and provisions made during the liquidation and winding-up process, and NCPCF’s ability to convert its remaining assets, if any, into cash. Any estimates of reasonable reserves for such liabilities, obligations, expenses and claims may be inaccurate, and certain factors that could impact its estimates include the following:

•if any of NCPCF’s estimates regarding its dissolution, including the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate;

•if unforeseen claims are asserted against NCPCF, it will have to defend or resolve such claims or establish a reasonable reserve before making any Liquidating Distribution;

•if the anticipated Closing date is delayed, resulting in additional operating expenses for NCPCF; and

•if the estimates regarding the expenses to be incurred in connection with the Transaction and the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting, tax and other professional fees) necessary to dissolve and liquidate NCPCF, are inaccurate.
If any of the foregoing occurs, the amount NCPCF may distribute to NCPCF Shareholders in any Liquidating Distribution may differ (and, in some cases, be substantially less) than any amounts that it may estimate. If the Transaction Proposal is not approved, NCPCF will not make any Liquidating Distribution to its shareholders.

Neither PCAP nor NCPCF will receive a fairness opinion in connection with the Transaction.

Neither the PCAP Board nor the NCPCF Board sought or obtained a fairness opinion from an investment bank or other firm that the Consideration to be paid in connection with the Transaction is fair from a financial point of view to the shareholders of the applicable fund.

The payment of any Liquidating Distribution, if any, to NCPCF Shareholders could be delayed.

Although the NCPCF Board has not established a firm timetable for making any Liquidating Distributions to its shareholders, the NCPCF Board intends, subject to contingencies inherent in winding down NCPCF’s business, to make such Liquidating Distributions, if any, as promptly as practicable as creditor claims and contingent liabilities are paid or settled. However, NCPCF is currently unable to predict the precise timing of any such Liquidating Distributions or whether any Liquidating Distributions will occur at all. The timing of any such Liquidating Distributions will depend on and could be delayed by, among other things, the timing of sales of our non-cash assets and claim settlements with creditors. Additionally, a creditor could seek an injunction against the making of such distributions to NCPCF Shareholders on the grounds that the amounts to be distributed were needed to provide for the payment of NCPCF’s liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for such distribution to NCPCF Shareholders.

NCPCF will continue to incur claims, liabilities and expenses, and any delay in the Closing of the sale of NCPCF’s assets and/or subsequent dissolution will reduce the amount available for distribution to NCPCF Shareholders.

Claims, liabilities and expenses from operations, such as operating costs, salaries, insurance, payroll and local taxes, legal, accounting and consulting fees and miscellaneous expenses, will continue to be incurred as NCPCF winds down. These expenses will reduce the amount of assets available for ultimate distribution to NCPCF Shareholders in any Liquidating Distributions.

No further NCPCF Shareholder approval will be required for the dissolution of NCPCF.

If NCPCF Shareholders vote to adopt the Purchase Agreement at the Special Meeting, NCPCF will be authorized to cease operations, sell, license or otherwise dispose of all of its remaining non-cash assets, and dissolve NCPCF, all without further approval of the NCPCF Shareholders, unless required to do so by Delaware law.

As soon as reasonably practicable following the Closing of the sale of its assets, NCPCF intends to file a Form 15 with the SEC, thereby suspending its obligation to file current and periodic reports, which will limit public information regarding its business and the status of its dissolution and wind-up activities.

In connection with the dissolution of NCPCF following the Closing, NCPCF intends to file a Form 15 with the SEC to suspend its reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file current and periodic reports with the SEC. As a result, investors will have limited public information regarding the status of NCPCF’s business and wind-up activities following the Closing.

The tax treatment of any distributions or other payments may vary from shareholder to shareholder, and the discussions in this Proxy Statement regarding the tax treatment of NCPCF’s liquidation following the Closing of the sale of its assets are general in nature. For purposes of the discussion of the tax consequences and accounting treatment associated with the Transaction, the sale of assets pursuant to the Purchase Agreement shall be referred to as the “Sale Transaction” and the liquidation and dissolution of NCPCF shall be referred to as the “Liquidation.”

NCPCF has not requested a ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the anticipated tax consequences of the Sale Transaction or Liquidation, or any matters relating thereto, and it will not seek an opinion of counsel with respect to the anticipated tax consequences of the Sale Transaction, Liquidation or any distributions (including, without limitation, Liquidating Distributions (if any), dividend distributions or other payments). If any of the anticipated tax consequences described in this Proxy Statement proves to be incorrect, the result could be increased taxation at the corporate and/or shareholder level, thus reducing the benefit to NCPCF Shareholders and NCPCF from such transactions. Tax considerations applicable to particular shareholders may vary with and be contingent upon the shareholder’s individual circumstances. You should consult your tax advisor as to the tax consequences of the Sale Transaction or Liquidation in your particular circumstances, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Transaction

The following tables are intended to assist you in understanding the costs and expenses that an investor in the Class I Shares of PCAP or the NCPCF Common Shares, respectively, bears directly or indirectly, and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by PCAP in the first year following the Closing of the sale of NCPCF’s assets. PCAP and NCPCF caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document refers to fees or expenses paid or to be paid by “you,” “PCAP” or “NCPCF,” shareholders will indirectly bear such fees or expenses as investors in PCAP or NCPCF, as applicable. The table below is based on information as of July 31, 2024 (except as noted below).

	Actual as of July 31, 2024		Pro Forma
Shareholder transaction expenses	PCAP (acquiring fund)	NCPCF (target fund)	PCAP (surviving fund)
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)	None(2)
Total shareholder transaction expenses (as a percentage of offering price)	None	None	None

	Estimated as of July 31, 2024		Pro Forma
Estimated annual expenses (as a percentage of net assets attributable to common shares):(3)	PCAP (acquiring fund)	NCPCF (target fund)	PCAP (surviving fund)
Base management fees(4)	0.21%	—%	0.21%
Incentive fees(5)	—%	—%	—%
Interest payments on borrowed funds(6)	1.22%	12.48%	5.12%
Other expenses(7)	0.77%	1.27%	0.78%
Acquired fund fees and expenses	—%	—%	—%
Total annual expenses(8)	2.20%	13.75%	6.12%

(1)    Purchases of PCAP Common Shares or NCPCF Common Shares on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission), as PCAP’s Consideration for the sale of NCPCF’s assets is cash only.

(2)    The estimated expenses associated with each fund’s respective distribution reinvestment plans are included in “Other expenses.”

(3)    “Consolidated net assets attributable to common shares” equals net assets at July 31, 2024. For the pro forma column, the combined net assets of PCAP and NCPCF on a pro forma basis as of July 31, 2024 were adjusted for Sale Transaction-related costs only.

(4)    With respect to PCAP, the base management fee paid to the PCAP Adviser is calculated at an annual rate of 0.75% on the value of PCAP’s net assets as of the beginning of the first calendar day of the applicable month. On April 29, 2024, PCAP entered into a management and incentive fee waiver agreement (the “Prior Fee Waiver

Agreement”) with Churchill, pursuant to which Churchill agreed to extend the term of its initial fee waiver to PCAP under its prior investment advisory agreement with PCAP and, with respect to the base management fee, waive 50% of the management fee payable to Churchill for the period beginning June 1, 2024 until December 31, 2024. In connection with PCAP’s and PCAP Adviser’s entry into the PCAP Investment Advisory Agreement, on May 28, 2024, PCAP entered into a new management and incentive fee waiver agreement (the “Fee Waiver Agreement”) with the PCAP Adviser, pursuant to which the PCAP Adviser agreed to continue to waive the management fee pursuant to the same terms and for the same period set forth in the Prior Fee Waiver Agreement. For the avoidance of doubt, the Fee Waiver Agreement does not amend the calculation of the management fee as set forth in the PCAP Investment Advisory Agreement. Other than the waiver contemplated by the Fee Waiver Agreement, the terms of the PCAP Investment Advisory Agreement remain in full force and effect.

The longer an investor holds PCAP Common Shares during this period, the longer such investor will receive the benefit of this management fee waiver period. The effect of this waiver is reflected in the table above. Not giving effect to the Fee Waiver Agreement, the estimated management fee of 0.75% as a percentage of net assets attributable to PCAP Common Shares would be 0.52% based on actual amounts incurred by PCAP during the period ended July 31, 2024, annualized for a full year.

With respect to NCPCF, the base management fee paid to Churchill is calculated at an annual rate of 0.75% of average total assets, excluding cash and cash equivalents and undrawn capital commitments and including assets financed using leverage, at the end of the two most recently completed calendar quarters. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.

On August 19, 2024, NCPCF entered into a management and incentive fee waiver agreement (the “NCPCF Fee Waiver Agreement”) with Churchill, pursuant to which Churchill has agreed to waive 100% of the management fee payable to Churchill for the period beginning June 29, 2024 until October 31, 2024. On November 8, 2024, NCPCF entered into an amendment to the NCPCF Fee Waiver Agreement with Churchill (the “Amendment”), pursuant to which Churchill has agreed to extend the period for which the waiver of fees payable under the NCPCF Investment Advisory Agreement shall apply from October 31, 2024 to the later of December 31, 2024 or the closing of the Transaction. For the avoidance of doubt, the NCPCF Fee Waiver Agreement does not amend the calculation of the management fee as set forth in the NCPCF Investment Advisory Agreement. Other than the waiver contemplated by the NCPCF Fee Waiver Agreement, the terms of the NCPCF Investment Advisory Agreement will remain in full force and effect. Not giving effect to the NCPCF Fee Waiver Agreement, the estimated management fee of 0.75% as a percentage of average total assets attributable to NCPCF Common Shares would be 1.90% based on actual amounts incurred by NCPCF during the period ended July 31, 2024, annualized for a full year.

(5)    With respect to PCAP, an incentive fee is payable to the PCAP Adviser consisting of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

The portion of the incentive fee based on income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that PCAP receives from portfolio companies) accrued during the calendar quarter, minus PCAP’s operating expenses accrued for the quarter (including the management fee, expenses payable under PCAP’s administration agreement with its administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original interest discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments (as discussed further below) are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of PCAP’s net assets at the end of the immediately preceding quarter, are compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).

PCAP pays the PCAP Adviser an incentive fee quarterly in arrears with respect to Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which PCAP’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);

•100% of the dollar amount of PCAP’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). PCAP refers to this portion of Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide the PCAP Adviser with approximately 15% of PCAP’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and

•15% of the dollar amount of PCAP’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the PCAP Adviser.

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.

Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. PCAP will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the PCAP Adviser if PCAP was to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the PCAP Investment Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under the PCAP Investment Advisory Agreement for any partial period will be appropriately prorated.

On April 29, 2024, PCAP entered into the Prior Fee Waiver Agreement with Churchill, pursuant to which Churchill agreed to extend the term of its initial fee waiver to PCAP under its prior investment advisory agreement with PCAP and, with respect to the incentive fee, waive 100% of the incentive fee based on income payable to Churchill for the period beginning June 1, 2024 until December 31, 2024. In connection with PCAP’s and the PCAP Adviser’s entry into the PCAP Investment Advisory Agreement, on May 28, 2024, PCAP entered into the Fee Waiver Agreement with the PCAP Adviser, pursuant to which the PCAP Adviser agreed to continue to waive the incentive fee on income pursuant to the same terms and for the same period set forth in the Prior Fee Waiver Agreement. For the avoidance of doubt, the Fee Waiver Agreement does not amend the calculation of the incentive fee based on income as set forth in the PCAP Investment Advisory Agreement. Other than the waiver contemplated by the Fee Waiver Agreement, the terms of the PCAP Investment Advisory Agreement remain in full force and effect. The longer an investor holds PCAP Common Shares during this period, the longer such investor will receive the benefit of this income-based incentive fee waiver period. Not giving effect to the fee waiver on incentive fee on income, the estimated incentive fees as a percentage of net assets attributable to PCAP Common Shares would be 1.19%. The foregoing estimate is based on actual pre-incentive net investment income and capital gains incurred during the period ended July 31, 2024, annualized for a full year. See “Note 5. Related Party Transactions – Advisory Agreement” in Part I, Item 1 of PCAP’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2024 for more information about the incentive fees that are payable to the PCAP Adviser under the PCAP Investment Advisory Agreement.

With respect to NCPCF, an incentive fee is payable to Churchill consisting of two parts that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on income and a portion is based on NCPCF’s capital gains. As NCPCF cannot predict whether it will meet the necessary performance targets, it has assumed no incentive fee for this table. NCPCF expects the incentive fees it pays to increase to the extent it earns greater income or generates capital gains through its investments in portfolio companies. If NCPCF achieves an annualized total return of 6% for each quarter made up entirely of net investment income, no incentive fees would be payable to Churchill because the hurdle rate was not exceeded. If instead NCPCF achieved a total return of 6% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.90% of NCPCF’s net assets would be payable. See “Item 1. Business – Advisory Agreement” in NCPCF’s Registration Statement on Form 10 (File No. 000-56659), filed with the SEC on August 19, 2024, for more detailed information about the incentive fees that are payable to Churchill under the NCPCF Investment Advisory Agreement.

On August 19, 2024, NCPCF entered into the NCPCF Fee Waiver Agreement with Churchill, pursuant to which Churchill has agreed to waive 100% of the management fee payable to Churchill for the period beginning June 29, 2024 until October 31, 2024. On November 8, 2024, NCPCF entered into the Amendment with Churchill, pursuant to which Churchill has agreed to extend the period for which the waiver of fees payable under the NCPCF Investment Advisory Agreement shall apply from October 31, 2024 to the later of December 31, 2024 or the closing of the Transaction. For the avoidance of doubt, the NCPCF Fee Waiver Agreement does not amend the calculation of the management fee as set forth in the NCPCF Investment Advisory Agreement. Other than the waiver contemplated by the NCPCF Fee Waiver Agreement, the terms of the NCPCF Investment Advisory Agreement will remain in full force and effect.

The pro forma incentive fees have been calculated in a manner consistent with the PCAP Investment Advisory Agreement.

(6)    PCAP and/or NCPCF may borrow funds to make investments, including before either fund has fully invested the proceeds of their respective continuous offerings. To the extent that either of PCAP or NCPCF determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. Interest payments on borrowed funds with respect to PCAP represents estimated annual interest payments based on actual interest rate terms under PCAP’s senior secured revolving credit facility. Interest payments on borrowed funds with respect to NCPCF represents estimated annual interest payments based on actual interest rate terms under NCPCF’s senior secured revolving credit facility (the “Bank of Nova Scotia Credit Facility”).

PCAP’s and NCPCF’s ability to incur leverage during the following 12-month period depends, in large part, on the amount of money the fund is able to raise through the sale of shares registered in their respective offerings and the availability of financing in the market.

PCAP’s interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the period ended July 31, 2024, including all interest and amortization of debt financing/issuance costs. As of July 31, 2024, PCAP had $306.0 million in borrowings outstanding. For the period ended July 31, 2024, PCAP had a weighted average interest rate of 8.14%.

NCPCF’s interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the period ended July 31, 2024, including all interest and amortization of debt financing/issuance costs. As of July 31, 2024, NCPCF had $340.0 million in borrowings outstanding under the Bank of Nova Scotia Credit Facility. For the quarter ended July 31, 2024, NCPCF had a weighted average interest rate of 7.73%.

The pro forma column assumes the sum of amounts of debt outstanding as of July 31, 2024 for each of PCAP and NCPCF for PCAP following the Closing, as well as the additional leverage that PCAP will incur in order to satisfy the consideration needed to complete the purchase of NCPCF’s assets.

(7)    “Other expenses” includes accounting, legal and auditing fees, reimbursement of expenses to each fund’s respective administrator, organization and offering expenses, and fees payable to the members of the PCAP Board who are not “interested persons” of PCAP, as defined in the 1940 Act (the “PCAP Independent Trustees”) and the NCPCF Independent Trustees, as applicable. Other expenses represents the estimated annual other expenses of each of PCAP and NCPCF and its subsidiaries based on annualized other expenses for the quarter ended July 31, 2024.

In the case of pro forma line item, other expenses reflect anticipated decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses.

(8)    “Total annual expenses” as a percentage of consolidated net assets attributable to common shares of beneficial interest are higher than the total annual expenses percentage would be for a company that is not leveraged. PCAP borrows money to leverage and increase its total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to holders of common shares of beneficial interest is that holders of the common shares of beneficial interest of PCAP, NCPCF or PCAP after the Closing, as applicable, bear all of such fees and expenses. The percentage presented in the table reflects actual amounts incurred during the quarter ended July 31, 2024, annualized for a full year.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Class I Shares of PCAP, NCPCF Common Shares, or the Class I Shares of PCAP following the Transaction on a pro forma basis. In calculating the following expense amounts, each of PCAP and NCPCF has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. The pro forma calculations for PCAP following the Transaction assume that the sale of NCPCF’s assets closed on July 31, 2024 and that the leverage and operating expenses of PCAP and NCPCF remain at the levels set forth in the tables above. Expenses related to the Transaction are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
PCAP, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$22	$68	$116	$248
NCPCF, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$29	$92	$157	$342

PCAP, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$137	$375	$569	$916
NCPCF, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$145	$399	$611	$1,011

PCAP, following the Transaction	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$61	$180	$297	$574
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$69	$204	$339	$668

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in the Class I Shares of PCAP, NCPCF Common Shares, or, following the Transaction, Class I Shares of PCAP will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of PCAP, NCPCF and PCAP following the Transaction will vary, and may result in a return greater or less than 5%. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from NAV.

The example and the expenses in the table above should not be considered a representation of PCAP’s, NCPCF’s, or, following the Transaction, PCAP’s future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to PCAP and NCPCF, regarding future events or the future performance or future financial condition of PCAP or NCPCF. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about PCAP and NCPCF, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this Proxy Statement involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•the ability of the parties to consummate the Transaction on the expected timeline, or at all;

•the failure of NCPCF Shareholders to approve the Transaction Proposal;

•the ability of either PCAP or NCPCF to realize the anticipated benefits of the Transaction;

•the effects of disruption on the business of NCPCF and PCAP from the Transaction;

•PCAP’s plans, expectations, objectives and intentions, all as a result of the Transaction;

•any potential termination of the Purchase Agreement or action of NCPCF Shareholders with respect to the Transaction;

•changes in NCPCF’s NAV;

•changes in the NAV per share of NCPCF Common Shares;

•NCPCF’s and PCAP’s future operating results;

•NCPCF’s and PCAP’s business prospects and the prospects of their respective portfolio companies;

•the effect of investments that NCPCF and PCAP expect to make and the competition for those investments;

•NCPCF’s and PCAP’s contractual arrangements and relationships with third parties, including with respect to their respective portfolio companies and lenders;

•actual and potential conflicts of interest with NCPCF and PCAP, and their affiliates;

•the dependence of NCPCF’s and PCAP’s future success on the general economy and its effect on the industries in which they invest;

•the ability of NCPCF’s and PCAP’s portfolio companies to achieve their objectives;

•the use of borrowed money to finance a portion of each of PCAP’s and NCPCF’s investments;

•the adequacy of financing sources and working capital;

•the timing of cash flows, if any, from the operations of NCPCF’s and PCAP’s portfolio companies;

•general economic and political trends and other external factors;

•changes in interest rates;

•the ability of the PCAP Adviser, Churchill, and Nuveen to locate suitable investments for NCPCF and PCAP, as applicable, and to monitor and administer their respective investments;

•the ability of PCAP Adviser, Churchill, Nuveen or their affiliates to attract and retain highly talented professionals;

•NCPCF’s and PCAP’s ability to qualify and maintain their respective qualifications as a RIC and as a BDC;

•the effect of changes to tax legislation and NCPCF’s and PCAP’s respective tax position; and

•an economic downturn that could have a material adverse effect on NCPCF’s and PCAP’s portfolio companies’ results of operations and financial condition, which could lead to a loss on some or all of NCPCF’s and PCAP’s investments in such portfolio companies and have a material adverse effect on NCPCF’s and PCAP’s results of operations and financial condition.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this Proxy Statement involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of NCPCF’s Registration Statement on Form 10 (File No. 000-56659), as such factors may be updated from time to time in its periodic filings with the SEC, and elsewhere contained or incorporated by reference in this Proxy Statement.

The forward-looking statements included in this Proxy Statement and documents incorporated by reference into this Proxy Statement have been based on information available to NCPCF on the applicable date of the relevant document. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that NCPCF may make directly to you or through reports that each has filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This Proxy Statement and documents incorporated by reference into this Proxy Statement contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. NCPCF has not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this Proxy Statement, any prospectus supplement or in periodic reports NCPCF files under the Exchange Act.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held virtually on [•] [•], 2024 at [•]:[•] [a.m./p.m.], Eastern Time, at the following website: [•]. This Proxy Statement will be sent to NCPCF Shareholders of record as of [•] [•], 2024 on or about [•] [•], 2024.

Purpose of the Special Meeting

At the Special Meeting, NCPCF Shareholders will be asked to approve the Transaction Proposal.

The NCPCF Board, including, after separate meetings and discussion, all of the NCPCF Independent Trustees, has unanimously approved the Purchase Agreement and the transactions contemplated thereby. The NCPCF Board, including each of the NCPCF Independent Trustees, unanimously recommends that NCPCF Shareholders vote “FOR” the Transaction Proposal.

Record Date

NCPCF Shareholders may vote their shares at the Special Meeting only if they were a shareholder of record of NCPCF Common Shares at the close of business on [•] [•], 2024. There were [•] NCPCF Common Shares outstanding on the Record Date. Each share of NCPCF Common Shares is entitled to one vote.

Quorum and Adjournments

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the shares of NCPCF Common Shares outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the presiding officer or NCPCF Shareholders who are represented virtually or by proxy may vote to adjourn the Special Meeting to permit the further solicitation of proxies.

If there appears not to be enough votes for a quorum or to approve the Transaction Proposal at the Special Meeting, the presiding officer or holders of the votes entitled to be cast by the NCPCF Shareholders entitled to vote thereat, present virtually or represented by proxy, shall have the power to adjourn the Special Meeting from time to time without notice other than announcement at the Special Meeting.

A NCPCF Shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. The Transaction Proposal is a non-routine matter for NCPCF. As a result, if a NCPCF Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Transaction Proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Transaction Proposal. Since NCPCF Shareholders will only vote on the Transaction Proposal, there will not be any broker non-votes.

Vote Required

Each share of NCPCF Common Shares held by a holder of record as of the Record Date has one vote on each matter considered at the Special Meeting. The affirmative vote of a majority of the votes cast by holders of the outstanding NCPCF Common Shares entitled to vote at the Special Meeting is required to approve the Transaction Proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Transaction Proposal.

Voting of Proxies

NCPCF encourages NCPCF Shareholders to vote their shares, either by voting virtually at the Special Meeting or by voting by proxy, which means that the NCPCF Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the NCPCF Shareholder’s instructions. If NCPCF Shareholders execute a proxy without specifying their voting instructions, such NCPCF Shareholders’ shares will be voted in accordance with the NCPCF Board’s recommendation. If any other business is brought before the Special Meeting, NCPCF Shareholders’ shares will be voted at the NCPCF Board’s discretion unless the NCPCF Shareholders specifically state otherwise on their proxies.

NCPCF Shareholders may revoke a proxy at any time before it is exercised by notifying NCPCF’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Special Meeting. Any NCPCF Shareholder entitled to vote at the Special Meeting may attend the Special Meeting and vote virtually, whether or not such NCPCF Shareholder has previously voted his or her shares via proxy or wishes to change a previous vote.

A NCPCF Shareholder may vote virtually at the Special Meeting or by proxy in accordance with the instructions provided below. A NCPCF Shareholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•By Internet: [●]

•By Telephone: [●]

•By Mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on [●] [●], 202[●].

Important notice regarding the availability of proxy materials for the Special Meeting. This Proxy Statement and the proxy card are available at [●].

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Special Meeting, by attending the Special Meeting and voting virtually, or by a notice, provided in writing and signed by the NCPCF Shareholder, delivered to NCPCF’s Secretary on any business day before the date of the Special Meeting.

Solicitation of Proxies

Each of NCPCF and PCAP will equally bear the cost of preparing, printing and mailing this Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card. Proxy solicitations will be conducted by NCPCF’s executive officers, who will not be paid for such proxy solicitations.

For more information regarding expenses related to the Transaction, see “Questions and Answers about the Transaction—Who is responsible for paying the expenses relating to completing the Transaction?”

Appraisal Rights

NCPCF Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the Special Meeting.

THE TRANSACTION

The discussion in this Proxy Statement, which includes the material terms of the Transaction and the principal terms of the Purchase Agreement, is subject to, and is qualified in its entirety by reference to, the Purchase Agreement, which is attached as Annex A to this Proxy Statement.

General Description of the Transaction

Pursuant to the terms of the Purchase Agreement, at the Effective Time, PCAP will deliver the Purchase Price to NCPCF, and NCPCF will sell, transfer, assign, convey, and deliver to PCAP substantially all of NCPCF’s assets, and PCAP will assume all of NCPCF’s liabilities, including indebtedness outstanding under NCPCF’s credit facility and obligations under the documents governing NCPCF’s portfolio assets. Ownership of any investment assets of NCPCF held by a “blocker” entity, special purpose vehicle or other subsidiary of NCPCF will be transferred to PCAP via the sale by NCPCF of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of NCPCF that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for NCPCF to carry out its winddown and liquidation, as described below.

Thereafter, as soon as reasonably practicable following the Closing, NCPCF will cease its investment operations and distribute the cash Consideration it received at Closing and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to NCPCF Shareholders, among other actions necessary for the successful wind down, liquidation, and termination of NCPCF’s existence, including termination of NCPCF’s status as a BDC under the 1940 Act. PCAP will continue its existence as a statutory trust under the laws of the State of Delaware.

Background of the Transaction

PCAP was formed on February 8, 2022 as a Delaware statutory trust. On March 31, 2022, prior to PCAP filing its election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to PCAP and a wholly owned subsidiary thereof, for which PCAP issued 10,540,000 Class I shares of the PCAP Common Shares to TIAA at a price of $25.00 per share. PCAP operated as a wholly owned subsidiary of TIAA until the fund broke escrow on its continuous offering of $2,500,000,000 of Class I, Class S, and Class D PCAP Common Shares on June 1, 2023, whereupon it commenced operations investing primarily in Senior Loan Investments and Junior Capital Investments and, to a lesser extent, Equity Co-Investments.

NCPCF was formed on May 3, 2024 as a Delaware statutory trust. On July 19, 2024, prior to NCPCF filing its election to be regulated as a BDC under the 1940 Act, funds and accounts managed or advised by Churchill, including TIAA and certain subsidiary entities directly or indirectly owned by TIAA, sold certain portfolio investments to NCPCF, for which NCPCF issued an aggregate of 8,400,000 NCPCF Common Shares to TIAA and certain of its subsidiaries at a price of $25.00 per share. NCPCF commenced operations thereafter, and, like PCAP, invests primarily in Senior Loan Investments and Junior Capital Investments and, to a lesser extent, Equity Co-Investments.

On September 20, 2024, the PCAP Board and the NCPCF Board (collectively, the “Boards”) were informed by Churchill of the potential transaction, and a preliminary discussion of the issues associated therewith ensued. In connection with the meeting, outside counsel provided the Boards with a memorandum discussing the conditions of Rule 17a-8 under the 1940 Act that permit two affiliated BDCs to merge with each other, which conditions were discussed at the meeting. Additionally, the independent trustees of each of the PCAP Board and NCPCF Board (collectively, the “Independent Trustees”) discussed retaining independent counsel through the course of their consideration of the Transaction.

On September 25, 2024, the Boards received a written presentation from Churchill regarding the potential Transaction and discussed the Transaction in greater detail. Additionally, they received a presentation from counsel at Sullivan & Worcester LLP (“Sullivan & Worcester”) and approved the retention of the same to serve as independent counsel to the Independent Trustees through the Closing of the Transaction.

On October 1, 2024, the Boards met to further discuss the Transaction, including the valuation methods and sources employed for the valuation of NCPCF’s portfolio assets as of July 31, 2024, and the Independent Trustees held an executive session with Sullivan & Worcester. During the executive session, representatives of Sullivan & Worcester discussed with the Independent Trustees, among other matters, whether to engage a financial advisor and whether to obtain tail insurance coverage for the Independent Trustees of NCPCF following the Transaction. The Independent Trustees determined that engaging a financial advisor was not necessary and determined that tail insurance should be considered. The Sullivan & Worcester representatives indicated that they had received a draft of the Purchase Agreement earlier in the day and would review the agreement on behalf of the Independent Trustees. Lastly, the Independent Trustees and the Sullivan & Worcester representatives discussed certain information to request from management regarding the Transaction to aid the Trustees in their evaluation of the Transaction. Following the meeting, Sullivan & Worcester delivered an information request letter to the PCAP Adviser and Churchill (the “Information Request Letter”) requesting certain information with respect to the operations and portfolios of each of PCAP and NCPCF, as well as expected alterations thereto as a result of the Transaction.

On October 10, 2024, the Independent Trustees met to discuss the Purchase Agreement and Proxy Statement, copies of which were provided to the Boards in advance of the meeting. Counsel from Eversheds Sutherland provided summaries of both documents and answered questions from the Boards regarding their contents and the mechanics of the Transactions, including proposed edits provided by management of PCAP and NCPCF and Sullivan & Worcester. The Independent Trustees also met in an executive session with Sullivan & Worcester. During the executive session, the Independent Trustees discussed with the Sullivan & Worcester representatives the status of management’s response to the Information Request Letter as well next steps in the Independent Trustees’ evaluation of the Transaction.

On October 14, 2024, the Independent Trustees met to discuss the PCAP Adviser and Churchill’s responses to the Information Request Letter, copies of which were provided to the Independent Trustees in advance of the meeting, as well as to discuss the timeline for the provision of certain documentation related to the Transaction. The Independent Trustees also met in an executive session with Sullivan & Worcester. During the executive session, the Sullivan & Worcester representatives reviewed with the Independent Trustees’ their responsibilities for reviewing and approving the Transaction, noting the required findings set forth in Rule 17a-8 under the 1940 Act. After further discussion of the PCAP Adviser and Churchill’s responses to the Information Request Letter, the Independent Trustees and the Sullivan & Worcester representatives discussed additional information to request from management to aid the Independent Trustees in their consideration of the Transaction. The Sullivan & Worcester representatives then reviewed the process going forward. With approval from the Independent Trustees, Sullivan & Worcester delivered a supplemental information request letter (the “Supplemental Request Letter”) to PCAP Adviser and Churchill following the meeting.

On October 16, 2024, PCAP Adviser and Churchill delivered a response to the Supplemental Request Letter, as well as supporting documentation, to the Independent Trustees and Sullivan & Worcester. Also on October 16, 2024, the Independent Trustees met and, following an executive session with Sullivan & Worcester, voted unanimously to approve the Purchase Agreement and Transaction.

PCAP Reasons for the Transaction

The PCAP Board reviewed a variety of strategic alternatives that they believed would enhance value for PCAP.

In developing the Transaction Proposal, the PCAP Board, including the PCAP Independent Trustees, consulted with and received the advice of PCAP’s management and certain outside advisors. In reaching its decision, the PCAP Board considered a number of factors, including the factors described in this section, and, as a result, determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of PCAP and PCAP Shareholders, and that PCAP Shareholders would not be diluted as a result of the Transaction.

The following discussion of the information and factors considered by the PCAP Board is not intended to be exhaustive. However, it includes the material factors considered by them in evaluating the Transaction. In view of the complexity and the large number of factors considered, the PCAP Board did not find it practicable to, and did not attempt to, quantify or assign any relative or specific weight individually to the various factors. Rather, they based their recommendation or approval, as applicable, on the totality of the information presented to and considered by them, including the duration, robustness and outcome of the competitive processes of seeking strategic alternatives for PCAP, and concluded that, overall, the positive factors of the Transaction to PCAP Shareholders outweigh the risks and potential negative factors related to the Transaction.

Benefits of the Transaction. The PCAP Board considered the benefits of the Transaction, including that:
•the Transaction will lead to enhanced size, scale and portfolio diversification of PCAP through the seamless integration of NCPCF’s portfolio, as approximately 60% of NCPCF’s portfolio assets are investments in issuers in which PCAP also holds portfolio assets;

•the larger scale of PCAP following the Transaction may improve its access to the credit markets compared to what it would be expected to obtain without the scale provided by the Transaction;

•the larger scale of PCAP following the transaction may improve its ability to make additional commercial finance investments and gain indirect exposure to new asset classes. Further, following the Transaction, PCAP would have the potential to create synergies between existing and possible commercial finance investments and provide greater diversification of niche lending strategies;

•combining NCPCF’s and PCAP’s investment strategies into PCAP will provide a more cohesive organizational structure and increased collaboration that may make it easier for PCAP or its portfolio companies to acquire loan portfolios during times of market dislocation;

•PCAP will be able to participate in add-on investments in the acquired assets as well as lever the assets, all of which will enhance the PCAP’s ability to grow and scale;

•the Transaction provides economies of scale in acquiring portfolio assets with which the PCAP Board, PCAP management and Churchill are already familiar;

•the PCAP Board’s familiarity with the investments held by NCPCF will result in a more straightforward and faster integration of NCPCF’s portfolio into PCAP’s than a portfolio of a third party;

•the Transaction offers the advantages of immediately acquiring known, income-producing assets already diligenced and managed by Churchill and known by the officers and trustees of PCAP, as opposed to the process of raising incremental capital in follow-on offerings, and suffering lower returns until such capital is invested in income producing assets consistent with PCAP’s investment standards;

•the execution and integration risk associated with the Transaction could be lower as compared to a merger with an unaffiliated entity;

•the Transaction provides PCAP with the ability to meaningfully grow its portfolio with assets within its investment strategy, which should contribute positively to marketing efforts to raise additional capital;

•the ratio of PCAP’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, insurance, audit fees and other expenses) to assets is expected to be lower than the current expense ratio of either of NCPCF or PCAP on a standalone basis. If the Transaction is approved, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, although certain one-time costs would be borne by certain shareholders in connection with the Transaction, the annual operating expenses borne by the PCAP Shareholders on a pro rata basis is expected to be reduced in part by the reduction in general and administrative expenses; and

•the addition of NCPCF’s investment portfolio into PCAP is expected to bolster fund raising.
The foregoing list includes all material factors that the PCAP Board considered in approving the Transaction and the Purchase Agreement. The list may not contain all of the factors that the PCAP Board considered. You should carefully read this entire document to fully understand the Purchase Agreement and the Transaction.

NCPCF Reasons for the Transaction

The NCPCF Board reviewed a variety of strategic alternatives that they believed would enhance value for NCPCF Shareholders.

In evaluating the Transaction Proposal, the NCPCF Board, including the NCPCF Independent Trustees, consulted with and received the advice of NCPCF’s management and certain outside advisors. In reaching its decision, the NCPCF Board considered a number of factors, including the factors described in this section, and, as a result, determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of NCPCF and NCPCF Shareholders, and that NCPCF Shareholders would not be diluted as a result of the Transaction.

The following discussion of the information and factors considered by the NCPCF Board is not intended to be exhaustive. However, it includes all of the material factors considered by them in evaluating the Transaction. In view of the complexity and the large number of factors considered, the NCPCF Board did not find it practicable to, and did not attempt to, quantify or assign any relative or specific weight individually to the various factors. Rather, they based their recommendation or approval, as applicable, on the totality of the information presented to and considered by them, including the duration, robustness and outcome of the competitive processes of seeking strategic alternatives for NCPCF, and concluded that, overall, the positive factors of the Transaction to NCPCF Shareholders outweigh the risks and potential negative factors related to the Transaction.

Financial Terms of the Purchase Agreement. The NCPCF Board considered the financial terms of the Purchase Agreement, including that:

•PCAP will pay the Consideration in cash, which provides immediate liquidity and certainty of value to NCPCF Shareholders; and

•Expenses incurred in connection with the negotiation of the Purchase Agreement and consummating the sale of NCPCF’s assets to PCAP will be borne equally by PCAP and NCPCF.
Thorough Review of Strategic Alternatives. The NCPCF Board considered the results of the thorough review of strategic alternatives, including the following:

•The sale of NCPCF’s portfolio assets to a third party, which would be very challenging due to the illiquid nature of NCPCF’s assets. In addition, for NCPCF to undertake a formal sale process would be costly and time-consuming, with a low likelihood that such process would result in a more attractive offer than the Transaction.
Strategic and Business Considerations. The NCPCF Board considered the various opportunities for the company to provide strategic and business opportunities for its shareholders and to generate additional shareholder value, including:

•The Consideration to be received by NCPCF at Closing is 100% cash, and not in stock of PCAP; however, NCPCF Shareholders may use the cash received in Liquidating Distributions to make other investments, including by investing in larger vehicles than NCPCF.

Other Terms of the Purchase Agreement. The NCPCF Board considered the other, non-financial terms and conditions of the Purchase Agreement and the course of negotiations thereof, including:

•The Transaction is conditioned upon obtaining the approval of NCPCF Shareholders;

•The Purchase Agreement permits, subject to certain customary conditions, NCPCF to evaluate and receive certain superior proposals at any time prior to obtaining the requisite NCPCF Shareholder approval; and

•The Sale Transaction may be a taxable transaction for NCPCF for U.S. federal income tax purposes, subject to the Liquidating Distributions that may be made to NCPCF Shareholders.
Risks and Potential Negative Factors. The NCPCF Board considered the risks and potential negative factors relating to the Purchase Agreement, including:

•That it would be possible that the Transaction may not be completed or may be delayed;

•The existing relationship between NCPCF, PCAP and their respective investment advisers and potential conflicts of interest in connection with the Transaction;

•The possibility that demands on management resources during the period prior to completion of the Transaction may adversely affect NCPCF’s business; and

•Various other risks, including those described in the section entitled “Risk Factors.”
The foregoing list includes all material factors that the NCPCF Board considered in approving the Transaction and the Purchase Agreement and in recommending that NCPCF Shareholders approve the Transaction Proposal. The list may not contain all of the factors that the NCPCF Board considered. You should carefully read this entire document to fully understand the Purchase Agreement and the Transaction and the voting procedures for the Special Meeting.

The NCPCF Board Recommendation

The NCPCF Board, including the NCPCF Independent Trustees, approved the Purchase Agreement and the Transaction, and recommends that NCPCF Shareholders vote “FOR” the Transaction Proposal.

Regulatory Approvals Required for the Transaction

The obligations of PCAP and NCPCF to complete the Transaction are subject to the satisfaction or, where permissible, waiver of certain conditions.

PCAP and NCPCF have agreed to take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions. In furtherance thereof, (i) PCAP has agreed to obtain approvals and authorizations as required of it by the Securities Act, the 1940 Act and state securities laws as it may deem appropriate to continue operations as the surviving company, (ii) NCPCF has agreed to obtain approvals and authorizations as required of it by the Securities Act, the 1940 Act and state securities laws as it may deem appropriate to consummate the Transaction, including taking all other actions reasonably necessary to obtain any approvals required to complete the Transaction, and (iii) if the sale of NCPCF’s assets to PCAP is consummated, NCPCF has agreed to file or cause its agents to file a notification of withdrawal of NCPCF’s election to be subject Section 55 through 65 of the 1940 Act as soon as reasonably practicable following the Closing.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of any of PCAP, NCPCF, or PCAP following the Closing of the sale of NCPCF’s assets.

Third-Party Consents Related to the Transaction

As more fully described in this Proxy Statement and in the Purchase Agreement, the completion of the sale of NCPCF’s assets to PCAP depends on the satisfaction (or waiver) of a closing condition set forth in the Purchase Agreement relating to the receipt of certain consents, including third-party consents, as applicable, or the termination of the applicable contracts, in respect of NCPCF without cost to NCPCF, PCAP or any of PCAP’s affiliates. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of PCAP following the Closing.

Past Contracts, Transactions, or Negotiations

Other than the contracts, transactions, and negotiations described in this Proxy Statement relating to the Purchase Agreement and the Transaction, there have been no negotiations, transactions, or material contracts during the two years preceding the date of this Proxy Statement between PCAP and NCPCF, or NCPCF’s affiliates, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of NCPCF Common Shares, election of NCPCF’s trustees, or sale or other transfer of a material amount of assets of NCPCF.

Agreements between the Funds and Certain Related Individuals and Entities

Other than as described in this Proxy Statement, including “Certain Relationships and Related Party Transactions,” there are no present or proposed agreements, arrangements, understandings, or relationships between PCAP, or any of PCAP’s executive officers, trustees, controlling persons or subsidiaries, and NCPCF, or any of NCPCF’s executive officers, trustees, controlling persons or subsidiaries.

DESCRIPTION OF THE PURCHASE AGREEMENT

The following summary, which includes certain of the material terms of the Purchase Agreement, is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached as Annex A to this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Purchase Agreement that is important to you. PCAP and NCPCF encourage you to read the Purchase Agreement carefully and in its entirety.

Structure of the Transaction

Pursuant to the terms of the Purchase Agreement, at the Effective Time, PCAP will deliver to NCPCF cash in an amount equal to the NAV of NCPCF as of the Determination Date, and NCPCF will sell, transfer, assign, convey, and deliver to PCAP substantially all of its assets, and PCAP will assume all of NCPCF’s liabilities, including indebtedness outstanding under NCPCF’s credit facility and all obligations under the documents governing NCPCF’s portfolio assets. Ownership of any investment assets of NCPCF held by a “blocker” entity, special purpose vehicle or other subsidiary of NCPCF will be transferred to PCAP via the sale by NCPCF of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of NCPCF that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for NCPCF to carry out its winddown and liquidation, as described below.

As soon as reasonably practicable following the Closing, NCPCF will cease its investment operations and distribute the cash Consideration it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to NCPCF Shareholders, among other actions necessary for the successful wind down, liquidation, and termination of NCPCF’s existence, including termination of NCPCF’s status as a BDC under the 1940 Act.

Closing; Completion of the Proposed Transaction

Subject to the satisfaction of various conditions to closing (including obtaining NCPCF Shareholder Approval), the Closing will take place at 10:00 a.m. (New York, New York time) on a date to be specified by NCPCF and PCAP, unless another time, date or place is agreed to in writing by NCPCF and PCAP.

PCAP and NCPCF expect to complete the Transaction during the fourth quarter of 2024.

Transaction Consideration

Under the Purchase Agreement, on the Determination Date, NCPCF will deliver to PCAP a calculation of its NAV as of the Determination Date, as approved by the NCPCF Board, calculated in good faith and using the same assumptions and methodologies, and applying the same types of adjustments, used in preparing the NAV of NCPCF as of July 31, 2024. NCPCF will also deliver to PCAP a calculation of the amount of indebtedness outstanding under NCPCF’s credit facility as of the Determination Date. NCPCF will update and redeliver the Closing NAV and related calculations, as reapproved by the NCPCF Board, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculations are determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. Subject to the terms and conditions of the Purchase Agreement, at the Effective Time, PCAP will deliver the cash portion of the Consideration to NCPCF along with (i) counterparts of each assignment and assumption agreement, executed on PCAP’s behalf, necessary for NCPCF to transfer its assets and liabilities to PCAP and for PCAP to assume NCPCF’s obligations under NCPCF’s credit facility, and (ii) a counterpart of a participation agreement, if required, executed on PCAP’s behalf to permit NCPCF to transfer the economics and, to the extent legally permissible, the other benefits of ownership of portfolio assets which NCPCF cannot transfer to PCAP at Closing. Simultaneously at the Effective Time, NCPCF will deliver to PCAP (i) counterparts of each assignment and assumption agreement with respect to the sale and assignment of NCPCF’s assets and liabilities to be settled at the Closing, duly executed on behalf of NCPCF and each person for which consent is required in connection with the transfer of such portfolio asset; (ii) notes with respect to loans purchased by NCPCF to be sold to PCAP at the Closing, to the extent such notes are in NCPCF’s possession; (iii) any loan files in NCPCF’s possession necessary for PCAP’s ownership and continued servicing of NCPCF’s portfolio assets following the Closing; and (iv) a counterpart of a participation agreement, if required, executed on NCPCF’s behalf to permit PCAP to assume the economics and, to the extent legally permissible, the other benefits of ownership of portfolio assets which NCPCF cannot transfer to PCAP at Closing.

Taxes

Under the Purchase Agreement, NCPCF shall be liable for and shall pay all taxes (whether assessed or unassessed) on the portfolio assets transferred in the Sale Transaction attributable to the periods (or portions thereof) ending on or prior to the date of the Closing, and PCAP shall be liable for and shall pay all taxes (whether assessed or unassessed) on the portfolio assets transferred in the Sale Transaction attributable to the periods (or portions thereof) beginning after the date of the Closing, irrespective of when such taxes are filed and paid. Additionally, NCPCF shall pay all income, gains or similar taxes imposed on it relating to the Sale Transaction.

Representations and Warranties

The Purchase Agreement contains representations and warranties made by NCPCF to PCAP, subject to specified exceptions and qualifications, relating to, among other things:

•organization and qualification as a statutory trust and requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is currently being conducted;

•power and authority to enter into and perform obligations under the Purchase Agreement, including due authorization from the NCPCF Board and the NCPCF Independent Trustees, and their conclusion that the Purchase Agreement and the terms of the Transaction (i) are advisable, fair to and in the best interests of NCPCF and NCPCF Shareholders, and (ii) will not dilute the interests of the NCPCF Shareholders as a result of its completion;

•required third-party and governmental consents, approvals, authorizations and orders;

•contracts governing the portfolio assets;

•absence of bankruptcy or other insolvency proceedings with respect to portfolio companies;

•election to be regulated as a BDC and compliance with applicable provisions of the 1940 Act;

•maintenance of necessary permits;

•title to, and encumbrances upon, NCPCF’s portfolio assets;

•SEC reports;

•financial statements;

•compliance with law and absence of material litigation or administrative proceedings or investigations;

•the accuracy and completeness of information supplied for inclusion in this Proxy Statement; and

•brokers’ fees.
The Purchase Agreement contains representations and warranties made by PCAP to NCPCF, subject to specified exceptions and qualifications, relating to, among other things:
•organization and qualification as a statutory trust and requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is currently being conducted;

•power and authority to enter into and perform obligations under the Purchase Agreement, including due authorization from the PCAP Board and the PCAP Independent Trustees, and their conclusion that the Purchase Agreement and the terms of the Transaction (i) are advisable, fair to and in the best interests of PCAP and PCAP Shareholders, and (ii) will not dilute the interests of the PCAP Shareholders as a result of its completion;

•required third-party and governmental consents, approvals, authorizations and orders;

•election to be regulated as a BDC and compliance with applicable provisions of the 1940 Act;

•maintenance of necessary permits;

•absence of material litigation or administrative proceedings or investigations;

•the accuracy and completeness of information supplied for inclusion in this Proxy Statement;

•sufficiency of funds to fund the Purchase Price;

•brokers’ fees; and

•PCAP’s status under certain laws.
These representations and warranties were made as of a specific period of time, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement and may have been included in the Purchase Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Purchase Agreement is described herein, and attached as Annex A to this Proxy Statement, to provide you with information regarding its terms and conditions. Accordingly, the representations and warranties and other provisions of the Purchase Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this Proxy Statement.

Additional Covenants

PCAP and NCPCF have agreed to additional covenants, including the following:

•NCPCF will continue to conduct its activities with respect to its portfolio assets in the ordinary course of business and consistent with past practices;

•NCPCF will not enter into or otherwise effectuate or permit (1) a modification, amendment or waiver of, or amendment to forbear the enforcement of, any of the terms of the documents governing its portfolio assets, (2) the subordination or release of any security or loan collateral for any of the portfolio assets, or (3) the sale or transfer of any of its portfolio assets to a third party;

•preparation and filing of necessary governmental filings, including this Proxy Statement;

•provision of notice to issuers of NCPCF’s portfolio assets;

•payment of taxes;

•NCPCF’s accordance to valuation processes and procedures previously approved by the NCPCF Board in the determination of its Closing NAV; and

•to the extent any portion of the cash Consideration is being paid with respect to any cash held by NCPCF (but not by any blocker entity, special purpose vehicle or other subsidiary), for the sake of administrative convenience, the parties have agreed to negotiate in good faith to settle such payment on a net basis.
Certain Tax Matters

Each of PCAP and NCPCF has agreed that by the date of the Closing, all of their respective tax returns required to be filed on or before such date shall have been filed and all taxes shown as due on such tax returns shall either have been paid or adequate liability reserves shall have been provided for the payment of such taxes. Additionally, and without limiting the foregoing, each of PCAP and NCPCF has agreed to file all of their respective tax returns due on or after the Closing Date. Further, each of PCAP and NCPCF has agreed to cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns and any audit, litigation or other proceeding with respect to taxes for pre-Closing tax periods.

Further, during the period from the date of the Purchase Agreement to the Effective Time, except as expressly contemplated or permitted by the Purchase Agreement, each of PCAP and NCPCF will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the other party, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause PCAP or NCPCF (as applicable) to fail to qualify as a RIC under the Code.

Conditions to Obligations of PCAP to Effect the Closing

The obligations of PCAP to effect the purchase of NCPCF’s assets are subject to the satisfaction or (to the extent permitted by law) waiver by PCAP at or prior to the Effective Time, of the following conditions:

•NCPCF’s representations and warranties as contained in the Purchase Agreement will be accurate as of the Effective Time, subject to the standards of accuracy set forth in the Purchase Agreement;

•NCPCF will have no material litigation or investigation pending or threatened that claims the proposed Transaction is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated;

•NCPCF will have obtained all necessary consents required to be obtained in connection with the sale of its assets, and such consents will have been obtained and not revoked or rescinded;

•NCPCF will have performed and complied in all material respects with all obligations and agreements required of it under the Purchase Agreement prior to or on the date of the Closing;

•NCPCF will have completed the determination of the Closing NAV and related calculations in accordance with the applicable provision of the Purchase Agreement;

•NCPCF will have obtained the NCPCF Shareholder Approval in accordance with its governing documents and applicable law; and

•NCPCF shall have delivered to PCAP each relevant document necessary to be delivered under the Purchase Agreement.
Conditions to Obligations of NCPCF to Effect the Closing

The obligation of NCPCF to effect the sale of its assets to PCAP is subject to the satisfaction or (to the extent permitted by law) waiver by NCPCF, at or prior to the Effective Time, of the following conditions:

•PCAP’s representations and warranties as contained in the Purchase Agreement will be accurate as of the Effective Time, subject to the standards of accuracy set forth in the Purchase Agreement;

•PCAP will have no material litigation or investigation pending or threatened that claims the proposed Transaction is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated;

•PCAP will have obtained all necessary consents required to be obtained in connection with the sale of NCPCF’s assets, and such consents will have been obtained and not revoked or rescinded;

•PCAP will have performed and complied in all material respects with all obligations and agreements required of it under the Purchase Agreement prior to or on the date of the Closing;

•NCPCF will have completed the determination of the Closing NAV in accordance with the applicable provision of the Purchase Agreement;

•NCPCF will have obtained the NCPCF Shareholder Approval in accordance with its governing documents and applicable law; and

•PCAP shall have delivered to NCPCF each relevant document necessary to be delivered under the Purchase Agreement.
Termination of the Purchase Agreement

Right to Terminate

The Purchase Agreement may be terminated and the Transaction may be abandoned at any time before the Closing Date by mutual agreement of PCAP and NCPCF.

The Purchase Agreement may also be terminated under the following circumstances:
•By either of PCAP or NCPCF, after December 31, 2024 (the “Outside Date”), by written notice to the other party to the Purchase Agreement, if the Closing has not occurred for any reason other than a breach of the Purchase Agreement;

•by either of PCAP or NCPCF, if any court of competent jurisdiction or any governmental body shall have issued an order or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by the Purchase Agreement, and such order or other action is or shall have become final and non-appealable (provided, however, that the party seeking to terminate the Purchase Agreement pursuant to such provision shall have used reasonable efforts to prevent the entry of and to remove such order or other final action);

•by PCAP, if there has been a material breach by NCPCF of any of its representations, warranties, covenants or agreements contained in the Purchase Agreement which (x) would result in a failure of any of the conditions to PCAP’s obligations to effect the Closing, and (y) cannot be cured prior to the Outside Date; and

•by NCPCF, if there has been a material breach by NCPCF of any of its representations, warranties, covenants or agreements contained in the Purchase Agreement which (x) would result in a failure of any of the conditions to PCAP’s obligations to effect the Closing, and (y) cannot be cured prior to the Outside Date.
Effect of Termination

In the event that the Purchase Agreement is terminated by either PCAP or NCPCF, the Purchase Agreement will become void and have no effect, and none of PCAP, NCPCF, any of their respective affiliates or any of the officers or directors of any of them shall have any liability of any nature whatsoever under the Purchase

Agreement, or in connection with the Transaction, except that certain provisions will survive any termination of the Purchase Agreement; provided, however, that nothing in the Purchase Agreement will relieve any party from liability for breach of the Purchase Agreement prior to termination.

Waiver

At any time before the date of the Closing, any of the terms or conditions of the Purchase Agreement may be waived by either of PCAP or NCPCF (whichever is entitled to the benefit thereof) to the extent legally allowed. The failure of PCAP or NCPCF to enforce at any time any of the provisions of the Purchase Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of the Purchase Agreement or any part thereof or the right of either PCAP or NCPCF thereafter to enforce each and every such provision. No waiver of any breach of the Purchase Agreement will be held to be a waiver of any other or subsequent breach.

Amendment of the Purchase Agreement

The Purchase Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by either of PCAP and NCPCF upon the mutual execution of a written instrument to the same effect.

Expenses

In general, all reasonable third-party expenses incurred in connection with the negotiation and preparation of the Purchase Agreement and documents in furtherance of the sale of NCPCF’s assets to PCAP will be split equally between PCAP and NCPCF, such that each party will pay fifty percent (50%) of all such expenses, regardless of the party so incurring such expenses. Additionally, each of PCAP and NCPCF shall each pay fifty percent (50%) of all assignment fees in respect of the assignment and transfer of NCPCF’s portfolio assets to PCAP, whether before or after the Closing. It is expected that PCAP will incur approximately $[●] of fees and expenses in connection with completing the purchase of NCPCF’s assets contemplated by the Purchase Agreement, and NCPCF will incur approximately $[●] of fees and expenses in connection therewith.

Governing Law; Jurisdiction

The Purchase Agreement is governed by and construed and interpreted in accordance with the internal laws of the State of Delaware. Each of PCAP and NCPCF: (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware or, if the Chancery Court cannot assert jurisdiction, any federal court sitting in the State of Delaware with respect to all proceedings arising out of or relating to the Purchase Agreement and the transactions contemplated thereby; (b) irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of the Purchase Agreement or the transactions contemplated thereby in such courts and irrevocably and unconditionally waive the defense of an inconvenient forum with respect to such a proceeding in such courts and (c) agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

PCAP has entered into the PCAP Investment Advisory Agreement with the PCAP Adviser and NCPCF has entered into the NCPCF Investment Advisory Agreement with Churchill. Additionally, Churchill serves as a sub-adviser to PCAP under a sub-advisory agreement between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has delegated substantially all of its daily portfolio management obligations under the PCAP Investment Advisory Agreement to Churchill. Kenneth Kencel serves as Chief Executive Officer and President of each of PCAP and NCPCF, and as Chairman of each of the PCAP Board and NCPCF Board. Further, the same individuals that serve as trustees on the NCPCF Board also serve as trustees on the PCAP Board, except that the PCAP Board includes two additional trustees who are “interested persons,” as defined in 1940 Act, of PCAP that do not serve on the NCPCF Board. Finally, each of PCAP and NCPCF have the same persons serving as executive officers of each fund who are not trustees.

Each of the PCAP Adviser and Churchill and its affiliates may also manage other funds now and in the future that may have investment mandates that are similar, in whole and in part, with PCAP and NCPCF. PCAP Adviser and Churchill and certain of their respective investment advisory affiliates may determine that an investment is appropriate for PCAP or NCPCF and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, PCAP Adviser or Churchill, as applicable, or its affiliates may determine that PCAP or NCPCF should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the PCAP Adviser’s and Churchill’s allocation procedures.

Related party transactions may occur among PCAP and NCPCF. These transactions may occur in the normal course of business. No administrative fees are paid to Churchill by PCAP or to the PCAP Adviser by NCPCF.

In addition, each of PCAP and NCPCF have adopted a formal code of ethics that governs the conduct of their officers and trustees. Each of PCAP’s and NCPCF’s officers and trustees also remain subject to the duties imposed by both the 1940 Act and the Statutory Trust Act.

Regulatory restrictions limit each of PCAP’s and NCPCF’s ability to invest in any portfolio company in which any affiliate currently has an investment. On June 7, 2019, an October 14, 2022, the SEC granted exemptive orders (collectively, the “Order”) permitting each of PCAP and NCPCF to participate in negotiated co-investment transactions with certain affiliates whose investment adviser is the PCAP Adviser or Churchill, as applicable, or is an investment adviser that controls, is controlled by or is under common control with the PCAP Adviser or Churchill, as applicable, and is registered as an investment adviser under the Investment Advisers Act of 1940, in a manner consistent with PCAP’s or NCPCF’s, as applicable, investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the Order. PCAP and NCPCF believe that it is advantageous to co-invest with funds managed by PCAP Adviser and Churchill, respectively, where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategy, investment restrictions, regulatory requirements and other pertinent factors applicable to PCAP or NCPCF, as applicable.

ACCOUNTING TREATMENT OF THE TRANSACTION

PCAP management has performed an analysis and determined that the Sale Transaction is an asset acquisition and that PCAP is the accounting survivor. Therefore, the Sale Transaction will be accounted for under the asset acquisition method of accounting by PCAP in accordance with ASC 805-50, Business Combinations-Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the assets (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (e.g., cash), and does not give rise to goodwill.

The final allocation of the purchase price will be determined after completion of a final analysis to determine the estimated relative fair values of NCPCF’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of NCPCF as compared to the information shown in this Proxy Statement may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this Proxy Statement.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Sale Transaction and the Liquidating Distribution. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or “U.S. Treasury Regulations,” each as in effect as of the date hereof.

These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects applicable to the Transaction and does not purport to deal with the U.S. federal income tax consequences that may be important to particular investors in light of their individual circumstances, or to some types of investors subject to special U.S. federal income tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding NCPCF Common Shares in connection with a hedging, straddle, conversion or other integrated transaction, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statement, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, individual non-U.S. investors present in the United States for 183 days or more during a taxable year, or Non-U.S. Holders (defined below). This discussion also does not address any aspects of U.S. federal estate or gift tax, or foreign, state, or local tax. This discussion assumes that persons hold their NCPCF Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment) and that there a single U.S. Holder (defined below), which is treated as a corporation for U.S. federal income tax purposes, of all NCPCF Common Shares. To the extent there are multiple U.S. Holders or a U.S. Holder that is not treated as a corporation for U.S. federal income tax purposes, the U.S. federal income tax consequences of a Liquidating Distribution may differ from the consequences described herein. No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of NCPCF Common Shares who is for U.S. federal income tax purposes:

•an individual who is a citizen or resident of the United States;

•a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income tax, regardless of its source; or

•a trust (i) if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury Regulations to be treated as a “United States person” (within the meaning of the Code).

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of NCPCF Common Shares who is neither a U.S. shareholder nor a partnership for U.S. federal income tax purposes. If an entity or other arrangement classified as a partnership for U.S. federal income tax purposes holds NCPCF Common Shares, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, and the activities of the partnership. A partnership, or partner of a partnership, holding or considering an investment in NCPCF Common Shares is urged to consult its own tax advisers regarding the U.S. federal income tax consequences applicable to the Transaction.

U.S. Federal Income Tax Consequences of the Sale Transaction

NCPCF’s receipt of the Purchase Price, and PCAP’s receipt of NCPCF’s portfolio assets and the liabilities it assumes thereunder following the Effective Time, will be a taxable transaction for U.S. federal income tax purposes. NCPCF will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount NCPCF realizes as a result of the Sale Transaction, which generally includes the

Purchase Price plus any liabilities assumed by PCAP, and its adjusted tax basis in the assets sold. Because NCPCF intends to elect to be treated as a RIC, NCPCF will be subject to U.S. federal income tax on such gain unless it timely distributes such gains to its shareholders as dividends. NCPCF intends to distribute all such gains in Liquidating Distributions.

The Closing of the Sale Transaction is not expected to be a taxable event for NCPCF Shareholders.

U.S. Federal Income Tax Consequences of a Liquidating Distribution

Because NCPCF intends to elect and be treated as a RIC and its sole U.S. Holder is a U.S. corporation, the receipt of a Liquidating Distribution by such U.S. Holder generally will be treated as a dividend paid to the U.S. Holder to the extent of NCPCF’s current and/or accumulated earnings and profits, with the excess treated as a return of capital reducing the U.S. Holder’s adjusted tax basis in its NCPCF Common Shares, and thereafter as capital gain.

Unless an exemption applies, NCPCF may be required to withhold U.S. federal income tax, or backup withholding, from all taxable distributions to its U.S. Holder (1) if it fails to furnish NCPCF with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies NCPCF that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. Backup withholding is not an additional tax, and any amount withheld may be refunded or credited against a U.S. shareholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

U.S. Holders should consult their tax advisors regarding the tax consequences of a Liquidating Distribution in their particular circumstances.

APPROVAL OF THE TRANSACTION PROPOSAL

NCPCF is asking NCPCF Shareholders to approve the Transaction Proposal, pursuant to which NCPCF will sell to PCAP, and PCAP will purchase from NCPCF, all the assets of NCPCF for an aggregate purchase price equal to NCPCF’s Closing NAV as of the Determination Date, along with the assumption by PCAP of all amounts outstanding under NCPCF’s credit facility and all obligations under the governing documents of NCPCF’s portfolio assets, following which NCPCF will terminate its status as a BDC under the 1940 Act and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in this Proxy Statement.

Approval of the Transaction Proposal is required for the completion of the Transaction. In the event the Transaction Proposal is approved by NCPCF Shareholders, but the Purchase Agreement is terminated prior to the closing of the Transaction, the Transaction will not be completed.

THE NCPCF BOARD UNANIMOUSLY RECOMMENDS THAT NCPCF SHAREHOLDERS VOTE “FOR” THE TRANSACTION PROPOSAL.

NCPCF Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Transaction Proposal. The affirmative vote of a majority of the votes cast by holders of the outstanding shares of NCPCF Common Shares entitled to vote at the Special Meeting is required to approve the Transaction Proposal. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. Properly executed and returned proxies will be voted “FOR” the approval of the Transaction Proposal unless the relevant NCPCF Shareholder designates otherwise.

BUSINESS OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

The information in “Item 1. Business” in NCPCF’s Registration Statement on Form 10 (File No. 000-56659) is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

NCPCF’s investments are valued in accordance with the fair value principles established by FASB ASC Topic 820, Fair Value Measurement (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings, and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

•Level 1 - Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•Level 2 - Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and if placing orders to sell the position in a single transaction might affect the quoted price.

Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments is based on directly observable market prices or on market data derived from comparable assets. The Company’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.

NCPCF’s assets are valued on a quarterly basis, or more frequently if required under the 1940 Act. On July 18, 2024, the NCPCF Board designated Churchill as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 under the 1940 Act to determine the fair value of NCPCF’s investments that do not have readily available market quotations. Pursuant to the valuation policy approved by the NCPCF Board, a valuation committee comprised of employees of Churchill (the “Valuation Committee”) is responsible for determining the fair value of NCPCF’s assets for which market quotations are not readily available, subject to the oversight of the NCPCF Board.

With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee undertakes a multi-step valuation process each quarter, which is as follows:

•the quarterly valuation process begins with each portfolio company or investment being initially valued either by the professionals of the applicable investment team or by an independent third-party valuation firm;

•an independent third-party valuation firm, engaged by, or on behalf of, NCPCF will value certain portfolio companies and investments;

•to the extent an independent third-party valuation firm has not been engaged by, or on behalf of, NCPCF to value 100% of the portfolio, then a third-party valuation firm engaged by, or on behalf of, NCPCF will provide positive assurance on portions of the portfolio each quarter (such that each performing investment will be reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch list investment will be reviewed each quarter), including a review of management’s preliminary valuation and conclusion on fair value;

•the Valuation Committee will then review and discuss the valuations with any input, where appropriate, from the independent valuation firms, and determine the fair value of each investment in NCPCF’s portfolio in good faith based on its valuation policy, subject to the oversight of the NCPCF Board; and

•the Valuation Designee will provide the NCPCF Board with the information relating to the fair value determination pursuant to the valuation policy in connection with each quarterly NCPCF Board meeting and discuss with the NCPCF Board its determination of the fair value of each investment in NCPCF’s portfolio in good faith.

The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include credit ratings/risk, the portfolio company’s current and projected earnings, current and expected leverage, ability to make interest and principal payments, the estimated remaining life of the investment, liquidity, compliance with applicable loan covenants, price to earnings (or other financial) ratios of the portfolio company and other comparable companies, current market yields, and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade. The Valuation Designee also may base its valuation of an investment on recent investments and securities with similar structure and risk characteristics. Churchill obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed and are announced in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions, management may utilize third-party sources.

The value assigned to these investments will be based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that ultimately might be realized upon a portfolio investment’s sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

The NCPCF Board is responsible for overseeing the Valuation Designee’s process for determining the fair value of NCPCF’s assets for which market quotations are not readily available, taking into account NCPCF’s valuation risks. To facilitate the NCPCF Board’s oversight of the valuation process, the Valuation Designee provides the NCPCF Board with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of its oversight role, the NCPCF Board may request and review additional information as may be necessary to be informed of the Valuation Committee’s process for determining the fair value of NCPCF’s investments.

REGULATION OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

The information in “Description of Business - Regulation as a Business Development Company” in Part I, Item 1(c) of NCPCF’s Registration Statement on Form 10 (File No. 000-56659) filed with the SEC on August 19, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of NCPCF’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

Information about NCPCF’s senior securities as of [●][●], 2024 is shown in the below table. This information about NCPCF’s senior securities should be read in conjunction with NCPCF’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
(in thousands)
Bank of Nova Scotia Credit Facility
[●][●], 2024	$	[●]	$	[●]	$--	N/A
______________________

(1)    Total amount of each class of senior securities outstanding at the end of the period presented.

(2)    Asset coverage per unit is the ratio of the carrying value of NCPCF’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)     The amount to which such class of senior security would be entitled upon NCPCF’s involuntary liquidation in preference to any security junior to it. The “--” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)    Not applicable because the senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

The following table sets forth certain information as of July 31, 2024 for each portfolio company in which NCPCF had an investment. [Percentages shown for classes of securities held by NCPCF represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security NCPCF may own on a fully diluted basis assuming NCPCF exercises its warrants or options.]

The NCPCF Board approved the valuation of NCPCF’s investment portfolio, as of July 31, 2024, at fair value as determined in good faith using a consistently applied valuation process in accordance with NCPCF’s documented valuation policy that has been reviewed and approved by the NCPCF Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to NCPCF’s investments, see NCPCF’s schedules of investments included in its financial statements incorporated by reference in this Proxy Statement.

NCPCF’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. NCPCF does not “control,” as defined in the 1940 Act, any of its portfolio companies. As of July 31, 2024, NCPCF was not an “affiliated person,” as defined in the 1940 Act, with respect to any of its portfolio companies. In general, under the 1940 Act, NCPCF would “control” a portfolio company if it owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, five percent or more of its voting securities.

Portfolio Company(1)(2)	Footnotes	Investment	Spread Above Reference Rate(3)	Interest Rate(3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets(5)
Investments
Debt Investments
Aerospace & Defense
AIM Acquisition LLC 375 Center Street, Miamiville, OH, 45147, United States	(4)(9)	First Lien Term Loan	S + 5.00%	10.42%	12/2/2025	$5,471	$5,471	$5,417	2.6%
Loc Performance Products 13505 North Haggerty Road Plymouth, MI, 48170	(4)(9)	First Lien Term Loan	S + 5.25%	10.69%	12/22/2026	3,477	3,400	3,399	1.6%
Precision Aviation Group 495 Lake Mirror Road Atlanta, GA 30349	(4)(9)	First Lien Term Loan	S + 5.50%	10.83%	12/21/2029	7,142	7,102	7,102	3.4%
Precision Aviation Group (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.75%	10.83%	12/21/2029	2,895	450	450	0.2%
Total Aerospace & Defense							16,423	16,368	7.8%

Automotive
Randys Holdings, Inc. 10411 Airport Road Everett, WA 98204	(4)(7)(9)	First Lien Term Loan	S + 6.25%	11.56%	11/1/2028	8,228	8,132	8,131	3.9%
Randys Holdings, Inc. (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 6.25%	11.56%	11/1/2028	2,797	798	797	0.4%

Total Automotive							8,930	8,928	4.2%

Banking, Finance, Insurance, Real Estate
Patriot Growth Insurance Service (Delayed Draw) (Incremental) 501 Office Center Drive Ft. Washington, PA 19034	(4)(7)(9)	First Lien Term Loan	S + 5.00%	10.48%	10/16/2028	1,982	1,956	1,956	0.9%
Vensure Employer Services (Delayed Draw) 2600 West Geronimo Place Chandler, AZ 85224	(4)(6)(9)	First Lien Term Loan	S + 5.25%	10.58%	3/26/2027	9,458	9,380	9,380	4.5%
Vensure Employer Services	(4)(9)	First Lien Term Loan	S + 4.75%	10.08%	3/26/2027	10,542	10,515	10,515	5.0%
Total Banking, Finance, Insurance, Real Estate							21,851	21,851	10.4%

Beverage, Food & Tobacco
Bakeovations Intermediate, LLC (d/b/a Commercial Bakeries) 45 Torbarrie Road Toronto, Ontario, M3L 1G5, Canada	(4)(8)(9)(13)	First Lien Term Loan	S + 5.75%	11.08%	9/25/2029	5,021	4,958	4,957	2.4%
Cold Spring Brewing Company 219 Red River Avenue Cold Spring, MN 56320	(4)(9)	First Lien Term Loan	S + 4.75%	10.09%	12/19/2025	3,427	3,427	3,427	1.6%
Nonni's Foods, LLC 3920 East Pine Street Tulsa, OK 74115	(4)(9)	First Lien Term Loan	S + 5.25%	10.68%	6/1/2026	2,343	2,343	2,343	1.1%
Sugar Foods 580 West Industrial Court Villa Rica, GA 30180	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.33%	10/2/2030	2,873	2,884	2,884	1.4%
Sugar Foods (Delayed Draw)	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.33%	10/2/2030	1,254	1,259	1,259	0.6%
Summit Hill Foods 333 Old Lindale Road Southeast Rome, GA 30161	(4)(9)	First Lien Term Loan	S + 6.00%	11.35%	11/29/2029	7,422	7,394	7,394	3.5%
Sunny Sky Products 11747 Windfern Road Houston, TX 77064	(4)(9)	First Lien Term Loan	S + 5.50%	10.83%	12/23/2028	3,284	3,255	3,255	1.5%
Sunny Sky Products (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.50%	10.83%	12/23/2028	825	(7)	(8)	-%
Watermill Express, LLC (Delayed Draw) 1177 South 4th Avenue Brighton, CO 80601	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.23%	7/5/2029	121	121	121	0.1%
Watermill Express, LLC	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.23%	7/5/2029	1,252	1,249	1,249	0.6%
Total Beverage, Food & Tobacco							26,883	26,881	12.8%

Capital Equipment
E-Technologies 8614 Jacquemin Drive, West Chester Township, OH, 45069, United States	(4)(9)	First Lien Term Loan	S + 5.50%	10.84%	4/9/2030	4,488	4,447	4,447	2.1%
GenServe LLC 100 Newtown Road Plainview, NY 11803	(4)(7)(9)	First Lien Term Loan	S + 5.75%	10.69%	6/30/2025	7,792	7,792	7,792	3.7%
MSHC Inc 650 South Tryon Street, Charlotte, NC, 28202, United States	(4)(7)(9)	First Lien Term Loan	S + 4.00%	9.59%	10/29/2027	1,759	1,761	1,761	0.8%
Ovation Holdings, Inc. 4419 State Street Riverdale, IA, 52722	(4)(9)	First Lien Term Loan	S + 6.25%	11.73%	2/5/2029	10,615	10,606	10,605	5.0%
Ovation Holdings, Inc. (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.25%	11.73%	2/5/2029	2,414	1,974	1,974	0.9%
PT Intermediate Holdings III, LLC 1200 Greenbriar Drive Addison, IL 60101	(4)(7)(9)	First Lien Term Loan	S + 3.25%	8.58%	4/9/2030	3,579	3,573	3,573	1.7%
PT Intermediate Holdings III, LLC (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 3.25%	8.58%	4/9/2030	219	-	-	-%
Rhino Tool House 7575 Westwinds Boulevard Concord, NC 28027	(4)(9)	First Lien Term Loan	S + 5.25%	10.73%	4/4/2029	5,327	5,336	5,336	2.5%
Rhino Tool House (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.25%	10.72%	4/4/2029	1,768	1,738	1,737	0.8%
Southern Air & Heat 485 North Keller Road, Maitland, FL, 32751, United States	(4)(9)	First Lien Term Loan	S + 4.75%	10.23%	10/1/2027	1,318	1,301	1,301	0.6%
Southern Air & Heat (Delayed Draw)	(4)(9)	First Lien Term Loan	S + 4.75%	10.28%	10/1/2027	1,375	1357	1357	0.6%
Total Capital Equipment							39,885	39,883	18.9%

Chemicals, Plastics, & Rubber
Chroma Color Corporation (dba Chroma Color) 3900 West Dayton Street McHenry, IL, 60050	(4)(9)	First Lien Term Loan	S + 6.00%	11.33%	4/23/2029	4,681	4,645	4,645	2.2%
Chroma Color Corporation (dba Chroma Color) (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.00%	11.33%	4/23/2029	1,028	(8)	(8)	-%
Tangent Technologies Acquisition, LLC 1001 Sullivan Road, Aurora, IL, 60506, United States	(4)(9)	First Lien Term Loan	S + 4.50%	10.30%	11/30/2027	12,409	12,314	12,314	5.8%
Total Chemicals, Plastics, & Rubber							16,951	16,951	8.0%

Construction & Building

Hyphen Solutions, LLC 1507 LBJ Freeway Dallas, TX 75234	(4)(7)(9)	First Lien Term Loan	S + 5.50%	10.94%	10/27/2026	9,155	9,155	9,155	4.3%
ICE USA Infrastructure 110 Midlands Court, West Columbia, SC, 29169, United States	(4)(9)	First Lien Term Loan	S + 5.75%	11.08%	3/15/2030	3,260	3,228	3,228	1.5%
MEI Rigging & Crating 421 Water Avenue NE, Suite 4300 Albany, OR, 97321	(4)(9)	First Lien Term Loan	S + 5.00%	10.34%	6/29/2029	7,158	7159	7159	3.4%
MEI Rigging & Crating (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.00%	10.34%	6/29/2029	1,142	-	-	-%
Sciens Building Solutions, LLC 5925 Stoneridge Drive Pleasanton, CA, 94588	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.19%	12/15/2027	2,564	2,556	2,556	1.2%
Sciens Building Solutions, LLC (Delayed Draw)	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.15%	12/15/2027	1,354	1,350	1,350	0.6%
Tencate 1311 Broadway St. Dayton, TN 37321	(7)(9)(12)	First Lien Term Loan	S + 4.00%	9.33%	2/21/2031	1,865	1,876	1,870	0.9%
Tencate (Delayed Draw)	(7)(9)(12)	First Lien Term Loan	S + 4.00%	9.33%	2/21/2031	408	411	410	0.2%
Vertex Service Partners 4400 Belknap Road Charlotte, NC 28211	(4)(9)	First Lien Term Loan	S + 5.50%	10.82%	11/8/2030	1,971	1,944	1,943	0.9%
Vertex Service Partners (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.50%	10.83%	11/8/2030	3,401	2,397	2,397	1.1%
WSB Engineering Holdings Inc. 701 Xenia Avenue South Minneapolis, MN 55416	(4)(9)	First Lien Term Loan	S + 6.00%	11.10%	8/31/2029	2,563	2,528	2,528	1.2%
WSB Engineering Holdings Inc. (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.00%	11.08%	8/31/2029	1,676	1,149	1,149	0.5%
Total Construction & Building							33,753	33,745	16.0%

Consumer Goods: Durable
Freedom US Acquisition Corporation 17757 US Highway 19 North Clearwater, FL 33764	(4)(9)	First Lien Term Loan	S + 5.75%	11.23%	9/30/2024	4,343	4,289	4,278	2.0%
Total Consumer Goods: Durable							4,289	4,278	2.0%

Consumer Goods: Non-Durable
Accupac, Inc. 1501 Industrial Boulevard Mainland, PA 19451	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.50%	1/16/2026	5,981	5,897	5,895	2.8%
Accupac, Inc. (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 6.00%	11.50%	1/16/2026	1,985	(28)	(29)	-%

Elevation Labs 2105 Boge Avenue Idaho Falls, ID, 83401	(4)(9)	First Lien Term Loan	S + 5.75%	11.00%	6/30/2028	3,729	3,713	3,713	1.8%
Elevation Labs (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.75%	11.18%	6/30/2028	1,839	543	543	0.3%
GSM Outdoors 5250 Frye Road Irving, TX 75061	(4)(9)	First Lien Term Loan	S + 5.00%	10.46%	11/16/2026	3,860	3,860	3,860	1.8%
Image International Intermediate Holdco II, LLC (Incremental) 30400 Telg Rd Ste 113 Franklin, MI 48025	(4)(7)(9)	First Lien Term Loan	S + 5.50%	10.96%	7/10/2025	7,614	7,528	7,525	3.6%
Image International Intermediate Holdco II, LLC (Incremental)	(4)(7)(9)	First Lien Term Loan	S +5.50%	10.96%	7/10/2025	3,707	3,665	3,663	1.7%
Market Performance Group Princeton Junction West Windsor Township, NJ, 08550	(4)(9)	First Lien Term Loan	S + 5.25%	10.58%	1/8/2030	8,352	8,435	8,436	4.0%
Market Performance Group (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.25%	10.58%	1/8/2030	2,009	623	623	0.3%
Protective Industrial Products (“PIP”) 25 British American Boulevard Latham, NY, 12110	(4)(9)	First Lien Term Loan	S + 4.00%	9.46%	12/29/2027	924	922	922	0.4%
Total Consumer Goods: Non-Durable							35,158	35,151	16.7%

Containers, Packaging & Glass
Online Labels Group 2021 East Lake Mary Boulevard Sanford, FL 32773	(4)(9)	First Lien Term Loan	S +5.25%	10.58%	12/19/2029	2,189	2,189	2,189	1.0%
Online Labels Group (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.25%	10.58%	12/19/2029	425	-	-	-%
Online Labels Group (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S +5.25%	10.58%	12/19/2029	109	-	-	-%
Total Containers, Packaging & Glass							2,189	2,189	1.0%

Energy: Electricity
National Power 4541 Preslyn Drive Raleigh, NC 27616	(4)(9)	First Lien Term Loan	S + 6.00%	11.10%	10/22/2029	4,009	3,993	3,993	1.9%
National Power (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.00%	11.10%	10/22/2029	2,166	(9)	(9)	-%
Tinicum Voltage Intermediate Holdings LLC 36 Newburgh Road, Hackettstown, NJ, 07840, United States	(4)(9)	First Lien Term Loan	S + 4.75%	10.24%	12/15/2028	6,796	6,602	6,602	3.1%
Total Energy: Electricity							10,586	10,586	5.0%

Environmental Industries

Contract Land Staff 2245 Texas Drive, Sugar Land, TX, 77479, United States	(4)(9)	First Lien Term Loan	S + 5.00%	10.33%	3/27/2030	2,065	2,045	2,045	1.0%
Contract Land Staff (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.00%	10.33%	3/27/2030	828	178	178	0.1%
Impact Environmental Group (Delayed Draw) 950 Tollgate Road Elgin, IL, 60123	(4)(9)	First Lien Term Loan	S + 5.00%	10.43%	3/23/2029	1,061	1,061	1,061	0.5%
Impact Environmental Group (Incremental 2023)	(4)(9)	First Lien Term Loan	S + 6.00%	10.43%	3/23/2029	10,409	10,408	10,408	4.9%
Impact Environmental Group (Delayed Draw) (Incremental 2024)	(4)(6)(9)	First Lien Term Loan	S + 5.00%	10.43%	3/23/2029	3,168	-	-	-%
North Haven Stack Buyer, LLC (Delayed Draw) 255 Grant Street Decatur, AL 35601	(4)(6)(7)(9)	First Lien Term Loan	S + 5.00%	10.50%	7/16/2027	1,112	311	311	0.1%
North Haven Stack Buyer, LLC (Delayed Draw) (Fourth Amendment)	(4)(7)(9)	First Lien Term Loan	S + 5.25%	10.74%	7/16/2027	639	638	638	0.3%
North Haven Stack Buyer, LLC (Delayed Draw) (Fourth Amendment)	(4)(7)(9)	First Lien Term Loan	S + 5.25%	10.53%	7/16/2027	1,295	1,293	1,293	0.6%
North Haven Stack Buyer, LLC (Delayed Draw) (Fourth Amendment)	(4)(7)(9)	First Lien Term Loan	S + 5.25%	10.53%	7/16/2027	375	374	374	0.2%
North Haven Stack Buyer, LLC (Delayed Draw) (Fourth Amendment)	(4)(7)(9)	First Lien Term Loan	S + 5.25%	10.59%	7/16/2027	2,063	2,059	2,059	1.0%
The Facilities Group 217 North Howard Avenue Tampa, FL, 33606	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.17%	11/30/2027	2,771	2,737	2,737	1.3%
The Facilities Group	(4)(7)(9)	First Lien Term Loan	S +5.75%	11.18%	11/30/2027	1,939	1,915	1,915	0.9%
The Facilities Group (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S +5.75%	11.19%	11/30/2027	1,548	32	32	-%
The Facilities Group (Delayed Draw)	(4)(7)(9)	First Lien Term Loan	S +5.75%	11.18%	11/30/2027	1,971	1,947	1,946	0.9%
Total Environmental Industries							24,998	24,997	11.9%

Healthcare & Pharmaceuticals
All Star Healthcare Solutions 800 Fairway Drive, Deerfield Beach, FL, 33441, United States	(4)(7)(9)	First Lien Term Loan	S + 5.50%	10.83%	5/1/2030	4,252	4,212	4,211	2.0%
All Star Healthcare Solutions (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 5.50%	10.83%	5/1/2030	1,063	(10)	(10)	-%
Health Management Associates 120 North Washington Square Lansing, MI, 48933	(4)(9)	First Lien Term Loan	S + 6.25%	11.70%	3/30/2029	5,386	5,372	5,372	2.6%
Health Management Associates (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.25%	11.70%	3/30/2029	927	457	457	0.2%
J. Knipper and Company Inc One Healthcare Way, Lakewood, NJ, 08701, United States	(4)(9)	First Lien Term Loan	S + 6.50%	11.98%	10/1/2025	9,000	8,833	8,828	4.2%

PromptCare 41 Spring Street New Providence, NJ, 07974	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.44%	9/1/2027	2,050	2,041	2,041	1.0%
PromptCare (Delayed Draw)	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.40%	9/1/2027	319	318	318	0.2%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners) 5775 Glenridge Drive Atlanta, GA 30328	(4)(9)	First Lien Term Loan	S + 5.75%	10.94%	10/5/2029	8,462	8,298	8,297	3.9%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners) (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.75%	10.93%	10/5/2029	2,715	1,675	1,675	0.8%
Thorne HealthTech 152 West 57th Street New York, NY 10019	(4)(9)	First Lien Term Loan	S + 5.50%	10.83%	10/16/2030	9,336	9,354	9,354	4.4%
TIDI Products 570 Enterprise Drive Neenah, WI 54956	(4)(7)(9)	First Lien Term Loan	S + 5.50%	10.84%	12/19/2029	11,274	11,348	11,349	5.4%
TIDI Products (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 5.50%	10.84%	12/19/2029	2,982	20	20	-%
VMG Health 2515 McKinney Avenue, Dallas, TX, 75201, United States	(4)(9)	First Lien Term Loan	S + 5.00%	10.33%	4/16/2030	5,918	5,864	5,863	2.8%
Young Innovations 2260 Wendt Street Algonquin, IL 60102	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.08%	12/3/2029	9,095	9,010	9,010	4.3%
Young Innovations (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 5.75%	11.08%	12/3/2029	1,904	(18)	(18)	-%
Total Healthcare & Pharmaceuticals							66,774	66,767	31.7%

High Tech Industries
Acclaim MidCo, LLC (dba ClaimLogiQ) 710 Johnnie Dodds Boulevard, Suite 100 Mount Pleasant, SC 29464	(4)(9)	First Lien Term Loan	S + 6.00%	11.33%	6/13/2029	2,541	2,533	2,533	1.2%
Acclaim MidCo, LLC (dba ClaimLogiQ) (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.00%	11.33%	6/13/2029	1,027	(3)	(3)	-%
Eliassen Group LLC 55 Walkers Brooke Drive Reading, MA 01867	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.08%	4/14/2028	3,202	3,202	3,202	1.5%
Eliassen Group LLC (Delayed Draw)	(4)(7)(9)	First Lien Term Loan	S + 5.75%	11.08%	4/14/2028	230	230	230	0.1%
GS Acquisition Co, Inc. 8529 Six Forks Rd. Raleigh, NC 27615	(4)(7)(9)	First Lien Term Loan	S + 5.25%	10.06%	5/25/2028	5,814	5,790	5,789	2.7%
Infobase Acquisition, Inc. 132 West 31st Street New York, NY 10001	(4)(9)	First Lien Term Loan	S + 5.50%	11.01%	6/14/2028	2,789	2,789	2,789	1.3%

ITSavvy LLC 313 South Rohlwing Road Addison, IL 60101	(4)(9)	First Lien Term Loan	S + 5.25%	10.75%	8/8/2028	2,604	2,604	2,604	1.2%
ITSavvy LLC (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.25%	10.73%	8/8/2028	87	34	34	-%
Stratix 4920 Avalon Ridge Parkway, Norcross, GA, 30071, United States	(4)(9)	First Lien Term Loan	S + 5.50%	10.73%	9/15/2028	6,565	6,565	6,565	3.1%
Validity Inc 100 Summer Street, Boston, MA, 02110, United States	(4)(9)	First Lien Term Loan	S + 5.25%	10.69%	5/30/2026	7,320	7,320	7,320	3.5%
Velosio 5747 Perimeter Drive, Dublin, OH, 43017, United States	(4)(7)(9)	First Lien Term Loan	S + 5.25%	10.56%	3/1/2030	2,427	2,404	2,404	1.1%
Velosio (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 5.25%	10.56%	3/1/2030	500	(5)	(5)	-%
Total High Tech Industries							33,463	33,462	15.9%

Media: Advertising, Printing & Publishing
VS Professional Training AcquisitionCo LLC 320 River Park Drive, Provo, UT, 84604, United States	(4)(9)	First Lien Term Loan	S + 5.25%	10.60%	9/30/2026	4,583	4,594	4,594	2.2%
Wpromote 2100 East Grand Avenue El Segundo, CA 90245	(4)(9)	First Lien Term Loan	S + 5.75%	11.18%	10/23/2028	3,476	3,481	3,481	1.7%
Wpromote (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.75%	11.18%	10/23/2028	471	1	1	-%
Total Media: Advertising, Printing & Publishing							8,076	8,076	3.8%

Retail
Syndigo 141 West Jackson Boulevard Chicago, IL 60604	(4)(7)(9)	First Lien Term Loan	S + 4.50%	9.96%	12/15/2027	2,738	2,722	2,722	1.3%
Total Retail							2,722	2,722	1.3%

Services: Business
AG Group Holdings, Inc. 125 South Wacker Drive, Chicago, IL, 60606, United States	(9)(12)	First Lien Term Loan	S + 4.00%	9.34%	12/29/2028	3,331	3,327	3,322	1.6%
ARMstrong One Pierce Place Itasca, IL 60143	(4)(9)	First Lien Term Loan	S + 6.25%	11.68%	10/8/2029	7,538	7,507	7,508	3.6%
ARMstrong (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.25%	11.65%	10/8/2029	2,534	161	161	0.1%

Bounteous 2100 Manchester Road Wheaton, IL 60187	(4)(9)	First Lien Term Loan	S +4.75%	10.20%	8/2/2027	1,966	1,966	1,966	0.9%
Bounteous	(4)(9)	First Lien Term Loan	S +4.75%	10.20%	8/2/2027	303	303	303	0.1%
Bounteous (Delayed Draw)	(4)(9)	First Lien Term Loan	S + 4.75%	10.20%	8/2/2027	1,017	1,017	1,017	0.5%
Bounteous (Delayed Draw)	(4)(9)	First Lien Term Loan	S + 5.00%	10.20%	8/2/2027	496	496	496	0.2%
Colibri (McKissock LLC) 399 South Spring Street Saint Louis, MO 63110	(9)(12)	First Lien Term Loan	S + 5.00%	10.45%	3/12/2029	3,910	3,930	3,919	1.9%
Cornerstone Advisors of Arizona LLC 7272 East Indian School Road Scottsdale, AZ, 85251	(4)(9)	First Lien Term Loan	S + 5.50%	10.83%	9/24/2026	1,268	1,268	1,269	0.6%
Cornerstone Advisors of Arizona LLC (Delayed Draw)	(4)(9)	First Lien Term Loan	S + 5.50%	10.86%	9/24/2026	116	116	116	0.1%
DISA Global Solutions 10900 Corporate Centre Drive, Houston, TX, 77041, United States	(4)(9)	First Lien Term Loan	S + 5.00%	10.35%	9/9/2028	6,669	6,663	6,663	3.2%
DISA Global Solutions (Delayed Draw)	(4)(9)	First Lien Term Loan	S + 5.00%	10.35%	9/9/2028	1,200	1,199	1,199	0.6%
Image First 900 East Eighth Avenue, King of Prussia, PA, 19406, United States	(4)(9)	First Lien Term Loan	S + 4.25%	9.58%	4/27/2028	8,994	9,016	9,016	4.3%
Keng Acquisition, Inc. (Engage Group Holdings, LLC) 4000 Hollywood Boulevard, Suite 400 North Hollywood, FL 33021	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.33%	8/1/2029	6,684	6,659	6,659	3.2%
Keng Acquisition, Inc. (Engage Group Holdings, LLC) (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 6.00%	11.33%	8/1/2029	5,416	2,459	2,459	1.2%
KRIV Acquisition, Inc 2515 McKinney Avenue Dallas, TX 75201	(4)(9)	First Lien Term Loan	S + 6.50%	11.83%	7/6/2029	1,732	1,686	1,686	0.8%
KRIV Acquisition, Inc (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.50%	11.83%	7/6/2029	260	139	139	0.1%
Lion Merger Sub Inc 921 Chemin de la Riviere-du-Nord Saint-Jerome, Quebec, J7Y 5G2	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.43%	12/17/2025	3,271	3,210	3,209	1.5%
Lion Merger Sub Inc (Incremental)	(4)(7)(9)	First Lien Term Loan	S + 6.00%	11.43%	12/17/2025	627	616	615	0.3%
NDC BNA Corporate Center, Nashville, TN, 37217, United States	(4)(9)	First Lien Term Loan	S + 5.50%	10.93%	3/9/2027	7,600	7,515	7,514	3.6%
Phaidon International All Saints Street London, England, N1 9PA	(4)(8)(9)(13)	First Lien Term Loan	S + 5.50%	10.94%	8/22/2029	13,449	13,285	13,284	6.3%
Propark Mobility 1 Union Place, Hartford, CT, 06103, United States	(4)(9)	First Lien Term Loan	S + 6.25%	11.56%	1/31/2029	3,838	3,800	3,800	1.8%
Propark Mobility (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.25%	11.58%	1/31/2029	2,463	1,266	1,266	0.6%

Technical Safety Services 620 Hearst Avenue Berkeley, CA 94710	(4)(9)	First Lien Term Loan	S + 5.50%	10.98%	6/22/2029	1,348	1,348	1,348	0.6%
Technical Safety Services (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.50%	10.98%	6/22/2029	619	478	478	0.2%
Vistage 4840 Eastgate Mall, San Diego, CA, 92121, United States	(4)(7)(9)	First Lien Term Loan	S + 4.75%	10.08%	7/13/2029	11,800	11,888	11,829	5.6%
Total Services: Business							91,318	91,241	43.3%

Services: Consumer
360 Training 6504 Bridge Point Parkway, Austin, TX, 78730, United States	(4)(9)	First Lien Term Loan	S + 5.00%	10.34%	8/2/2028	946	942	942	0.4%
360 Training (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.00%	10.34%	8/2/2028	847	(4)	(4)	-%
A Place for Mom, Inc. 701 5th Avenue Seattle, WA 98104	(4)(9)	First Lien Term Loan	S + 4.50%	9.96%	2/10/2026	9,744	9,742	9,740	4.6%
All My Sons 2400 Old Mill Road Carrollton, TX 75007	(4)(9)	First Lien Term Loan	S + 4.75%	10.21%	10/25/2028	1,914	1,905	1,905	0.9%
NS412, LLC 14841 North Dallas Parkway, Dallas, TX, 75254, United States	(4)(9)	First Lien Term Loan	S + 4.75%	10.18%	5/6/2025	5,109	4,977	4,972	2.4%
Perennial Services, Group, LLC 255 Greenwood Avenue Midland Park, NJ 07432	(4)(9)	First Lien Term Loan	S + 5.50%	10.94%	9/7/2029	4,968	4,948	4,948	2.3%
Total Services: Consumer							22,510	22,503	10.7%

Sovereign & Public Finance
LMI Renaissance 7940 Jones Branch Drive Tysons, VA, 22102	(4)(9)	First Lien Term Loan	S + 5.50%	10.84%	7/18/2028	2,737	2,741	2,740	1.3%
Total Sovereign & Public Finance							2,741	2,740	1.3%

Telecommunications
BCM One 295 Madison Avenue New York, NY, 10017	(4)(9)	First Lien Term Loan	S + 4.50%	9.94%	11/17/2027	2,144	2,144	2,144	1.0%
BCM One (Delayed Draw)	(4)(9)	First Lien Term Loan	S + 4.50%	9.94%	11/17/2027	665	665	665	0.3%
Mobile Communications America Inc. 135 North Church Street Spartanburg, SC, 29306	(4)(9)	First Lien Term Loan	S + 5.50%	10.84%	10/16/2029	7,241	7,185	7,185	3.4%

Mobile Communications America Inc. (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.00%	10.83%	10/16/2029	3,865	357	357	0.2%
Total Telecommunications							10,351	10,351	4.9%

Transportation: Consumer
Alternative Logistics Technologies Buyer, LLC 5680 Greenwood Plaza Boulevard, Greenwood Village, CO, 80111, United States	(4)(7)(9)	First Lien Term Loan	S + 5.50%	10.84%	2/14/2031	3,258	3,227	3,227	1.5%
Alternative Logistics Technologies Buyer, LLC (Delayed Draw)	(4)(6)(7)(9)	First Lien Term Loan	S + 5.50%	10.84%	2/14/2031	933	(9)	(9)	-%
Total Transportation: Consumer							3,218	3,218	1.5%

Utilities: Electric
AWP Group Holdings, Inc. 4244 Mount Pleasant Street Northwest North Canton, OH 44720	(4)(9)	First Lien Term Loan	S + 5.50%	10.93%	12/24/2029	13,515	13,532	13,533	6.4%
AWP Group Holdings, Inc. (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.50%	10.93%	12/24/2029	1,014	503	503	0.2%
DMC HoldCo LLC (DMC Power) 623 East Artesia Boulevard, Carson, CA, 90746, United States	(4)(9)	First Lien Term Loan	S + 5.75%	11.08%	7/13/2029	1,341	1,349	1,349	0.6%
DMC HoldCo LLC (DMC Power) (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.75%	11.08%	7/13/2029	450	3	3	-%
Kene Acquisition Inc 28100 Torch Parkway, Warrenville, IL, 60555, United States	(4)(9)	First Lien Term Loan	S + 5.25%	10.58%	2/7/2031	1,959	1,936	1,936	0.9%
Kene Acquisition Inc (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 5.25%	10.58%	2/7/2031	867	(10)	(10)	-%
Pinnacle Supply Partners, LLC 1424 Ohio Avenue Dunbar, WV, 25064	(4)(9)	First Lien Term Loan	S + 6.25%	11.69%	4/3/2030	3,418	3,395	3,395	1.6%
Pinnacle Supply Partners, LLC (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 6.25%	11.65%	4/3/2030	2,035	766	766	0.4%
Total Utilities: Electric							21,474	21,475	10.2%

Utilities: Water
USA Water 363 North Sam Houston Parkway East, Houston, TX, 77060, United States	(4)(9)	First Lien Term Loan	S + 4.75%	10.08%	2/21/2031	2,113	2,098	2,098	1.0%
USA Water (Delayed Draw)	(4)(6)(9)	First Lien Term Loan	S + 4.75%	10.08%	2/21/2031	815	84	84	-%
Total Utilities: Water							2,182	2,182	1.0%

Wholesale

Industrial Service Group (Delayed Draw) 318 Neeley Street Sumter, SC, 29150	(4)(9)	First Lien Term Loan	S + 5.75%	11.09%	12/7/2028	10,797	10,689	10,689	5.1%
Industrial Service Group (Delayed Draw) (Incremental)	(4)(6)(9)	First Lien Term Loan	S + 5.75%	11.09%	12/7/2028	3,241	3,057	3,057	1.5%
New Era Technology (Delayed Draw) 1370 Avenue of the Americas New York, NY 10019	(4)(7)(9)	First Lien Term Loan	S + 6.25%	11.73%	10/30/2026	6,382	6,267	6,265	3.0%
Total Wholesale							20,013	20,011	9.5%

Total Debt Investments							$526,738	$526,556	249.8%

Portfolio Company(1)(2)	Footnotes	Investment	Acquisition Date	Shares / Units	Cost	Fair Value	% of Net Assets(5)
Equity Investments
Healthcare & Pharmaceuticals
Health Management Associates 120 North Washington Square Lansing, MI 48933	(4)(10)(11)(13)	Class A Common Units	7/19/2024	162,981	202	202	0.1%
Total Healthcare & Pharmaceuticals					202	202	0.1%

High Tech Industries
ITSavvy LLC 313 South Rohlwing Road Addison, IL 60101	(4)(10)(11)(13)	Class A Units	7/19/2024	163	461	461	0.2%
Total High Tech Industries					461	461	0.2%

Total Equity Investments					663	663	0.3%

Total Investments					$527,401	$527,219	250.3%

Portfolio Company(1)(2)	Footnotes	Interest Rate		Shares	Cost	Fair Value	% of Net Assets(5)
Cash Equivalents
BlackRock Liquidity Funds T-Fund - Institutional Class		5.20%		25,947,000	25,947	25,947	12.3%
Total Cash Equivalents					25,947	25,947	12.3%

Total Investments & Cash Equivalents					$553,348	$553,166	262.61%
_______________________________________

(1)    All investments are non-controlled/non-affiliated investments as defined by the 1940 Act. The 1940 Act classifies investments based on the level of control that NCPCF maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when NCPCF owns 25% or less of the portfolio company’s voting securities and “controlled” when NCPCF owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that NCPCF maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when NCPCF owns less than 5% of a portfolio company’s voting securities and “affiliated” when NCPCF owns 5% or more of a portfolio company’s voting securities.

(2)    The issuers of debt and equity held by NCPCF are domiciled in the United States unless otherwise noted.

(3)    The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”), which reset monthly or quarterly. For each such investment, NCPCF has provided the spread over SOFR and the current contractual interest rate in effect at July 31, 2024. As of July 31, 2024, effective rates for 1M S, 3M S, 6M S, and 12M S are 5.34%, 5.24%, 5.08% and 4.74%, respectively. For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of July 31, 2024. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.

(4)    Investment valued using unobservable inputs.

(5)    Percentage is based on net assets of $210,588 as of July 31, 2024.

(6)    Portion or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.

(7)    Investment is a unitranche position.

(8)    This portfolio company is not domiciled in the United States. Bakeovations Intermediate, LLC (d/b/a Commercial Bakeries) and Phaidon International are domiciled in Canada and United Kingdom, respectively. A portfolio company that is not domiciled in the United States is considered a non-qualifying asset under Section 55(a) of the 1940 Act.

(9)    Denotes that all or a portion of the assets are owned by SPV I. SPV I entered into the Bank of Nova Scotia Credit Facility on July 19, 2024. The lenders party to the Bank of Nova Scotia Credit Facility have a first lien security interest in substantially all of the assets of SPV I. Accordingly, such assets are not available to creditors of NCPCF.

(10)    Security acquired in transaction exempt from registration under the Securities Act, and may be deemed to be a “restricted security” under the Securities Act. As of July 31, 2024, NCPCF held two restricted securities with an aggregate fair value of $663, or 0.3% of NCPCF’s net assets.

(11)    Equity investments are non-income producing securities unless otherwise noted.

(12)    Investments valued using observable inputs (level 2), if applicable.

(13)    The investment is considered a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, NCPCF cannot acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of NCPCF’s total assets. As of July 31, 2024, total non-qualifying assets at fair value represented 3.40% of NCPCF’s total assets calculated in accordance with the 1940 Act.

MANAGEMENT OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

Please refer to “Item 5. Directors and Executive Officers” and “Item 6. Executive Compensation” in NCPCF’s Registration Statement on Form 10 (File No. 000-56659) filed with the SEC on August 19, 2024, which is incorporated by reference into this Proxy Statement, for information relating to the management of NCPCF.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF NUVEEN CHURCHILL PRIVATE CREDIT FUND

The following table sets forth certain information with respect to the beneficial ownership of NCPCF Common Shares, according to information furnished to NCPCF by such persons or publicly available filings, as of November [●], 2024 by: (1) NCPCF’s trustees; (2) NCPCF’s executive officers; (3) NCPCF’s executive officers and trustees as a group; and (4) each person known to NCPCF to beneficially own 5% or more of the outstanding NCPCF Common Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding NCPCF Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on [●] NCPCF Common Shares outstanding as of November [●], 2024. To NCPCF’s knowledge, except as indicated in the footnotes to the table, each of the NCPCF Shareholders listed below has sole voting and/or investment power with respect to NCPCF Common Shares beneficially owned by such shareholder.

Name and Address	Shares Owned	Percentage
Interested Trustee(1)
Kenneth Kencel	—	—
Independent Trustees(1)	—	—
Stephen Potter	—	—
James Ritchie	—	—
Dee Dee Sklar	—	—
Sarah Smith	—	—
Executive Officers who are not Trustees(1)
Shai Vichness	—	—
Charmagne Kukulka	—	—
John McCally	—	—
Marissa Short	—	—
5% Holders
Teachers Insurance and Annuity Association of America(2)	8,400,000	100.00%
All Trustees and Executive Officers as a Group (9 persons)	—	—
_____________________

(1)    The address for all of NCPCF’s executive officers and trustees is c/o Nuveen Churchill Private Credit Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

(2)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. TIAA indirectly holds 3,000,000 NCPCF Common Shares through Churchill MM Warehouse LLC, a wholly owned subsidiary of TIAA, and 5,400,000 NCPCF Common Shares through MM Funding, LLC, a wholly owned subsidiary of TIAA.

EXPERTS

The consolidated financial statements of NCPCF at June 28, 2024 and for the period from May 3, 2024 (Inception) to June 28, 2024 appearing in NCPCF’s Registration Statement on Form 10 (File No. 000-56659) filed with the SEC on August 19, 2024 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, located at 300 Madison Avenue, New York, NY 10017, as set forth in their report therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

No other matter is likely to come before each of the Special Meeting or may properly come before the Special Meeting.

SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this document may be delivered to two or more shareholders of NCPCF who share an address, unless contrary instructions from one or more of such shareholders have been provided to NCPCF.

On written or oral request, NCPCF will deliver promptly a separate copy of this document to a shareholder at a shared address to which a single copy of this document was delivered. NCPCF Shareholders who wish to receive a separate copy of this document, or to receive a single copy if multiple copies were delivered, now or in the future, should submit their request by contacting John McCally by telephone at (704) 988-1628 or by mail to Nuveen Churchill Private Credit Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.

WHERE YOU CAN FIND MORE INFORMATION

NCPCF files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information NCPCF files with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain NCPCF’s annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, and make shareholder inquiries by mailing your request to Nuveen Churchill Private Credit Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

INCORPORATION BY REFERENCE FOR NUVEEN CHURCHILL PRIVATE CREDIT FUND

NCPCF is allowed to “incorporate by reference” the information that it files with the SEC, which means NCPCF can disclose important information to you by referring you to those documents.

This Proxy Statement and any amendments or supplements thereto incorporate by reference the documents set forth below that have previously been filed with the SEC:
•NCPCF’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2024, filed with the SEC on August 21, 2024;
•NCPCF’s Registration Statement on Form 10, filed with the SEC on August 19, 2024; and
•any description of shares of NCPCF Common Shares contained in NCPCF’s Registration Statement.
To obtain copies of these filings, see “Where You Can Find More Information.”

ANNEX A

EXECUTION COPY

______________________________________________________________________________

PURCHASE AND SALE AGREEMENT

BY AND AMONG

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
(as Buyer)

AND

NUVEEN CHURCHILL PRIVATE CREDIT FUND
(as Seller)

DATED OCTOBER 23, 2024

______________________________________________________________________________

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of October 23, 2024, is made by and between Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“Buyer”), and Nuveen Churchill Private Credit Fund, a Delaware statutory trust (“Seller”). Each of Buyer and Seller may be referred to individually herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, each of Buyer and Seller is a statutory trust formed under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq., as such act may be amended from time to time (the “Delaware Statutory Trust Act”);
WHEREAS, each of Buyer and Seller has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”);
WHEREAS, Seller is currently the owner of the Purchased Assets (as defined below);
WHEREAS, Seller desires to sell the Purchased Assets and assign the Assumed Obligations (as defined below) to Buyer, and Buyer desires to purchase the Purchased Assets and to assume the Assumed Obligations from Seller, all on the terms and subject to the conditions set forth herein;
WHEREAS, in the event that any given Purchased Asset cannot be transferred from Seller to Buyer at Closing (as defined herein), Seller and Buyer shall enter into a mutually agreeable participation agreement (the “Participation Agreement”) in order to transfer the economics and, to the extent legally permissible, the other benefits of ownership of such Purchased Asset;
WHEREAS, the Board of Trustees of the Buyer (the “Buyer Board”), upon the recommendation of members of the Buyer Board who are not “interested persons” of Buyer, as defined in the Investment Company Act, has unanimously (i) determined that (a) this Agreement and the terms of the transactions contemplated hereby (collectively, the “Transactions”) are advisable, fair to and in the best interests of the Buyer and its shareholders, and (b) the interests of the Buyer’s shareholders will not be diluted as a result of the Transactions, and (ii) approved, adopted and declared advisable this Agreement and the Transactions;

WHEREAS, the Board of Trustees of the Seller (the “Seller Board”), upon the recommendation of members of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, has unanimously (i) determined that (x) this Agreement and the terms of the Transactions are advisable, fair to and in the best interests of the Seller and the holders of the issued and outstanding common shares, par value $0.01 per share, of the Seller (the “Seller Shares”) and (y) the interests of the holders of Seller Shares will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) directed that the approval of this Agreement and the Transactions be submitted to the Seller’s shareholders for their review and approval, and (iv) resolved to recommend that the shareholders of Seller approve this Agreement and the Transactions; and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.
NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
ARTICLE 1

DEFINITIONS; MATTERS OF CONSTRUCTION
1.1Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and the plural forms.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning specified in the preamble to this Agreement.
“Ancillary Agreements” means, collectively, the Assignment and Assumption Agreements and, if required, the Participation Agreement.
“Assignment and Assumption Agreement” means (i) with respect to any Purchased Loan that includes a specific form of assignment and assumption agreement or similar document within the Loan Documents governing such Purchased Loan, such specific form of assignment
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and assumption agreement or similar document, (ii) with respect to any Purchased Equity Investment that includes a specific form of assignment and assumption agreement or similar document within the Equity Documents governing such Purchased Equity Interest, such specific form of assignment and assumption agreement or similar document, and (iii) with respect to any other Purchased Asset, such other mutually agreed transfer documentation, in each case pursuant to which the Seller shall sell, transfer, assign, convey and deliver the relevant Purchased Asset to Buyer and Buyer shall assume and agree to pay, perform or otherwise discharge the Assumed Obligations with respect to the relevant Purchased Asset.
“Assumed Obligations” has the meaning specified in Section 2.2.
“BDC” has the meaning set forth in the recitals to this Agreement.
“Borrowers” means those Persons who constitute “borrowers” (or any similarly defined entity) under the Loan Documents.
“Business Day” means any day excluding Saturday, Sunday and any other day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York are closed.
“Buyer” has the meaning specified in the preamble to this Agreement.
“Buyer Board” has the meaning specified in the recitals to this Agreement.
“Buyer Declaration of Trust” means the Fifth Amended and Restated Declaration of Trust of the Buyer dated as of February 28, 2023.
“Buyer Fundamental Representations” means the representations and warranties of Buyer contained in Sections 6.1, 6.2 and 6.8.
“Buyer Organizational Documents” has the meaning specified in Section 6.1(b).
“Closing” has the meaning specified in Section 4.1.
“Closing Date” has the meaning specified in Section 4.1.
“Closing Seller Net Asset Value” has the meaning specified in Section 3.1(b).
“Consent” means, with respect to any Purchased Asset or related Purchased Asset Governing Document, any consent of the Borrower, issuer and/or the administrative agent or other party required to sell, assign, transfer, convey or deliver such Purchased Asset or related Purchased Asset Governing Document.
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“Court Order” means any judgment, order, decision, award, injunction, ruling, subpoena, verdict or decree of any foreign, federal, state or local court, tribunal or Governmental Body and any award in any arbitration proceeding.
“Current D&O Insurance” has the meaning specified in Section 7.8.
“Cut-off Time” means 6:00 p.m. (New York, New York time) on the Business Day immediately prior to the Closing Date.
“Delaware Statutory Trust Act” has the meaning set forth in the recitals to this Agreement.
“Determination Date” has the meaning specified in Section 3.1(b).
“Eligible Institution” means an entity that qualifies as an “Eligible Institution”, “Approved Fund,” “Qualified Transferee”, “Permitted Lender”, “Eligible Assignee”, “Qualified Institutional Lender” or similarly defined entity under the applicable definition under the Purchased Asset Governing Documents relating to the Purchased Assets to be acquired by such entity.
“Effective Time” has the meaning specified in Section 4.1.
“Encumbrance” means any lien, security interest, mortgage, pledge, conditional sale or other title retention agreement, adverse claim, or other encumbrance.
“Equity Documents” means the limited partnership agreement, limited liability company operating agreement, warrant agreement, certificate or articles of designation, stockholders’ agreement or any similar documentation governing any Purchased Equity Investment, in each case as in effect as of the Cut-off Time.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Obligations” has the meaning specified in Section 2.3.
“GAAP” has the meaning specified in Section 5.8(b).
“Governmental Approval” means the approval, consent, order, authorization of, declaration, filing, or registration with, any Governmental Body.
“Governmental Body” means any foreign, federal, state or local government, court, department, commission, board, bureau, agency or other governmental authority or
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administrative or regulatory body, any applicable securities or commodities exchange and any other self-regulatory body.
“Governmental Permits” has the meaning specified in Section 5.6.
“Guarantor” means Persons who, under the Loan Documents or otherwise, have given guaranties, sureties, indemnities or made other agreements or undertakings in connection with the Purchased Loans or pledged, mortgaged or granted security interests in property to secure payment of the Purchased Loans.
“HSR Act” has the meaning specified in Section 5.3(b).
“Investment Company Act” has the meaning specified in the recitals to this Agreement.
“Law” means any federal, state or local law, statute, regulation, rule, code, ordinance or Court Order enacted, adopted, issued or promulgated by any Governmental Body, including laws pertaining to usury and other laws applicable to banking institutions and banking activities, in each case together with the rules and regulations promulgated thereunder.
“Loan Collateral” means the assets and properties securing payment of outstanding obligations of Borrowers under the Loan Documents.
“Loan Documents” means the credit and financing agreements, guarantees, subordination agreements, Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), indentures, financing statements, intercreditor agreements, and other instruments and documents affecting Seller’s ownership and economic rights with respect to the Purchased Loans which are executed and delivered to or otherwise obtained by Seller, or in which Seller has an interest, in connection with the Purchased Loans, in each case as in effect as of the Cut-off Time.
“Loan Files” means credit and transaction files of Seller relating to the Purchased Loans, including Loan Documents, Third Party Reports, operating statements, Borrower financial statements, budgets, recent borrowing base, compliance and advance certificates, and other documents of the Seller that relate to the Purchased Loans, in each case in the possession of Seller, reasonably necessary for Buyer’s ownership and servicing of the Purchased Assets.

“Notes” means the original executed promissory notes issued to the order of the Seller, or copies of a “master” note if no such note was issued to Seller, or an allonge endorsing a note in favor of Seller, in each case evidencing indebtedness owing to Seller under a Purchased Loan.
“Notice of a Seller Superior Proposal” has the meaning specified in Section 7.11(b).
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“Outstanding Indebtedness” has the meaning specified in Section 3.1(b).
“Outside Date” means December 31, 2024.
“Participation Agreement” has the meaning specified in the recitals to this Agreement.
“Parties” has the meaning specified in the preamble to this Agreement.
“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, business trust, joint venture, association or other entity or Governmental Body.
“Previously Disclosed” means information previously disclosed in any Seller SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Seller SEC Report shall not be deemed to be “Previously Disclosed.”
“Purchase Price” has the meaning specified in Section 3.1(a).
“Purchased Asset Governing Documents” means, collectively, the Loan Documents and Equity Documents.
“Purchased Asset Schedule” means the schedule attached hereto as Exhibit A, as may be updated from time to time as contemplated herein, which identifies, among other things and to the extent applicable, (i) each Purchased Loan, bond or other instrument evidencing indebtedness, and each Purchased Equity Investment to be purchased by Buyer on the Closing Date, (ii) the name of the Borrower of each Purchased Loan or issuer of each bond or Purchased Equity Investment, and (iii) to the extent relevant, the par value of each such Purchased Asset.
“Purchased Assets” has the meaning specified in Section 2.1.
“Purchased Equity Investments” means the equity instruments identified as such on the Purchased Asset Schedule (including for the avoidance of doubt, the equity of any “blockers”, SPVs or other subsidiaries).
“Purchased Loans” means the loans, bonds and other evidences of indebtedness identified as such on the Purchased Asset Schedule.
“PwC” has the meaning specified in Section 5.8(b).
“Representatives” has the meaning specified in Section 7.10(a).
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“Sarbanes-Oxley Act” has the meaning specified in Section 5.8(d).
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller” has the meaning specified in the preamble to this Agreement.
“Seller Administration Agreement” means that certain Administration Agreement dated as of July 23, 2024 by and between Seller and Churchill BDC Administration LLC.
“Seller Adverse Recommendation Change” has the meaning specified in Section 7.11(a).
“Seller Advisory Agreement” means that certain Investment Advisory Agreement dated as of July 23, 2024 by and between Seller and Churchill Asset Management LLC.
“Seller Board” has the meaning specified in the recitals to this Agreement.
“Seller Board Recommendation” has the meaning specified in Section 7.3.
“Seller Credit Facility” means that certain Credit Agreement dated as of July 19, 2024, by and among Nuveen Churchill PCF SPV, a Delaware limited liability company, as Initial Borrower; Seller, as Servicer; the Lenders party thereto from time to time; The Bank of Nova Scotia, as Administrative Agent; U.S. Bank Trust Company, National Association, as Collateral Agent and Collateral Administrator; and U.S. Bank Trust Company, National Association, as Custodian.
“Seller Custody Agreement” means that certain Custody Agreement dated July 19, 2024 between Seller and U.S. Bank Trust Company, National Association.

“Seller Declaration of Trust” means the Amended and Restated Declaration of Trust of Seller dated as of July 18, 2024.
“Seller Fundamental Representations” means the representations and warranties of Seller contained in Sections 5.1, 5.2, 5.7 and 5.11.
“Seller Organizational Documents” has the meaning specified in Section 5.1(b).
“Seller Proxy Statement” has the meaning specified in Section 7.2(a).
“Seller SEC Reports” has the meaning specified in Section 5.8(a).
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“Seller Shareholder Approval” has the meaning specified in Section 5.2(b).
“Seller Shareholder Meeting” has the meaning specified in Section 7.3.
“Seller Shares” has the meaning specified in the recitals to this Agreement.
“Seller Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, Seller or any of its Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of Seller or more than 75% of the assets of Seller on a consolidated basis (a) on terms which Seller Board determines in good faith to be superior for the shareholders of Seller from a financial point of view as compared to the Transactions (after giving effect to any alternative proposed by Buyer in accordance with Section 7.11), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by Seller Board (upon the recommendation of the independent members of the Seller Board) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Seller Transfer Agency Agreement” means that certain Transfer Agent Servicing Agreement dated as of July 22, 2024 between Seller and U.S. Bancorp Fund Services, LLC.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than Buyer or any of its Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, unit acquisition, asset acquisition, unit exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving Seller or any of its subsidiaries, (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of Seller and its subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding Seller Shares or other equity or voting interests in Seller or in any of its subsidiaries, or (c) relating to any direct or indirect transaction or series of transactions that would result in any Person other than the Adviser or an Affiliate thereof serving as the external investment adviser to Seller, in each case other than the Merger and the other Transactions.
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“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.
“Third Party Reports” means all reports, appraisals and other written materials prepared by third parties for Seller with respect to the Purchased Loans, including all real estate appraisals, equipment appraisals and environmental reports that relate to the Purchased Loans.
“Transactions” has the meaning set forth in the recitals to this Agreement.
“UCC” means the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of the Uniform Commercial Code (or any successor statute) of such state.
1.2Matters of Construction. The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun shall be deemed to cover all genders. All references: to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any agreement, instrument or other documents shall include any and all modifications and supplements thereto and any and all restatements, extensions or renewals thereof; to any person or entity shall mean and include the successors and permitted assigns of such person or entity; “to,” “including” and “include” shall be understood to mean “including, without limitation”; or to the time of day shall mean the time on the day in question in New York, New York, unless otherwise expressly provided in this Agreement.
ARTICLE 2

PURCHASE AND SALE
2.1Purchased Assets. Upon the terms and subject to the conditions of this Agreement (including without limitation Sections 2.4), but subject to, and in accordance with, Rule 17a-8 of the Investment Company Act, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase and assume from Seller, all of Seller’s right, title and interest in, to and under the following, wherever located:
(a)each Purchased Loan including, to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Seller under
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the relevant Loan Documents against any Person, whether known or unknown, arising under or in connection with such Loan Documents or in any way based on or related to any of the foregoing;
(b)each Purchased Equity Investment;
(c)the Purchased Asset Governing Documents relating to each Purchased Asset;
(d)the Loan Files relating to each Purchased Loan; and
(e)other than such assets as may be reasonably necessary for Seller to carry out its obligations under Section 2.5, all other assets of Purchaser.
The assets referred to in this Section 2.1 are collectively referred to as the “Purchased Assets.”
2.2Assumed Obligations. On the Closing Date (or elevation date under the Participation Agreement, as applicable), Buyer and Seller shall execute and deliver the Assignment and Assumption Agreements with respect to the Purchased Assets, pursuant to which Buyer shall assume all obligations (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of Seller, including all obligations under the Purchased Asset Governing Documents. In addition, on the Closing Date, Buyer and Seller shall execute and deliver such documentation as may be reasonably required by the lenders under the Seller Credit Facility in order to document the assumption by Buyer of all indebtedness outstanding under the Seller Credit Facility. The foregoing obligations and assumed indebtedness are referred to collectively herein as the “Assumed Obligations”.
2.3Excluded Obligations. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall not, as a result of the Transactions, assume or become liable for any obligations of Seller other than the Assumed Obligations (collectively, the “Excluded Obligations”).
2.4Participation Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the event that any given Purchased Asset cannot be transferred from Seller to Buyer at Closing, Seller and Buyer shall enter into a Participation Agreement in order to transfer the economics and, to the extent legally permissible, the other benefits of ownership of such Purchased Asset.
2.5Termination of Certain Contractual Obligations; Dissolution of Seller. As of the Effective Time, or as soon thereafter as is reasonably practicable, Seller shall take all steps
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reasonably necessary to (a) terminate the Seller Advisory Agreement, the Seller Administration Agreement, the Seller Custody Agreement and the Seller Transfer Agency Agreement, (b) make one or more liquidating distributions to the Seller shareholders, and (c) dissolve and liquidate the Seller.
2.6Certain Understandings. In the event any asset reflected on the Purchased Asset Schedule is held by a “blocker” entity, special purpose vehicle or other subsidiary of Seller rather than directly by Seller, unless the parties otherwise agree, Seller shall transfer to Buyer the equity of such blocker entity, special purpose vehicle or other subsidiary and the parties shall otherwise work together in good faith to effect such transfers in an efficient manner, taking into account the nature of such assets, and tax consequences associated with such transfer and any business, tax, regulatory or other implications associated with the ownership of such assets by Buyer or its subsidiary following the Effective Time. For the sake of administrative convenience, in the event that, at Closing, any portion of the Closing Seller Net Asset Value is attributable to cash held by Seller (but excluding any cash held by any blocker entity, special purpose vehicle or other subsidiary of Seller), Buyer and Seller shall work together in good faith such that the portion of the Purchase Price attributable to such cash is paid on a net basis.
ARTICLE 3

PURCHASE PRICE; INTEREST AND FEES
3.1Purchase Price.
(a)The aggregate consideration for the Purchased Assets shall be (i) an amount of cash equal to the Closing Seller Net Asset Value calculated in accordance with Section 3.1(b) (the “Purchase Price”), plus (ii) the assumption of the Assumed Obligations, which aggregate consideration the Seller and Buyer independently have agreed to be the fair value of the Purchased Assets.
(b)The Seller shall deliver to the Buyer a calculation of the net asset value of Seller as of a date mutually agreed between Buyer and Seller, such date to be no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, used by Seller in preparing the calculation of the net asset value per Seller Share as of July 31, 2024 (the “Closing Seller Net Asset Value”). Contemporaneously with the delivery of the Closing Seller Net Asset Value, seller shall deliver a calculation of the aggregate indebtedness outstanding under the Seller Credit Facility as of the Determination Date (the “Outstanding Indebtedness”). Seller shall update the calculation of the Closing Seller Net Asset Value and
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the Outstanding Indebtedness in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Seller Net Asset Value and/or the Outstanding Indebtedness prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Seller Net Asset Value and the Outstanding Indebtedness is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time. In connection with the foregoing, the Seller Board, including a majority of the members of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, shall be required to approve the Closing Seller Net Asset Value, and the Chief Financial Officer of the Seller shall certify in writing to the Buyer the calculation of the Closing Seller Net Asset Value and the Outstanding Indebtedness.
(c)In connection with preparing the calculation of the net asset value of Seller as of October 31, 2024, and the Closing Seller Net Asset Value provided pursuant to this Section 3.1, Seller shall use the portfolio valuation methods approved by the Seller Board for valuing the securities and other assets of Seller as of July 31, 2024.
(d)Seller shall afford Buyer and its representatives, upon reasonable request, reasonable access to the individuals who have prepared the calculation of the Closing Seller Net Asset Value provided pursuant to this Section 3.1 and to the information, books, records, work papers and back-up materials used or useful in preparing such calculation, including without limitation any reports prepared by valuation agents, in order to assist Buyer with its review of such calculation.
3.2Interest, Fees, Dividends and Distributions. Unless otherwise agreed to by the Parties, (a) Seller shall be entitled to all accrued but unpaid interest, all accrued but unpaid normally recurring fees, and all declared but unpaid dividends or other distributions, in each case to the extent accrued (or declared) but unpaid as of the Effective Time, with respect to each Purchased Asset, and (b) Buyer shall be entitled to all interest, normally recurring fees, dividends or distributions that accrue after the Effective Time with respect to each Purchased Asset.
ARTICLE 4

CLOSING
4.1Closing Date. The closing of the purchase and sale of Purchased Assets and the assumption of Assumed Obligations (the “Closing”) shall take place via electronic exchange of documents as of 10:00 a.m. on the third Business Day immediately following the date on which the last of the conditions to Closing set forth in Article 8 and Article 9 have been satisfied or, to the extent legally permissible, waived, or at such other time and place as Seller and Buyer may agree. The date on which the Closing occurs is referred to as the “Closing Date”. Subject to
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Section 2.4, at the Closing, Seller shall sell, transfer, assign, convey and deliver to Buyer the Purchased Assets and Buyer shall accept and assume the Assumed Obligations. The Closing shall be effective as of 12:01 a.m. on the Closing Date (the “Effective Time”).
4.2Buyer’s Deliveries. Subject to Section 2.4, at the Closing, Buyer shall deliver, or cause to be delivered, to Seller all of the following:
(a)cash in an amount equal to the Purchase Price via wire transfer to a bank account specified by Seller;
(b)a counterpart of each relevant Assignment and Assumption Agreement with respect to the sale and assignment of the Purchased Assets and Assumed Liabilities to be settled at the Closing, duly executed on behalf of Buyer; and
(c)a counterpart of the Participation Agreement, if required, duly executed on behalf of Buyer.
4.3Seller’s Deliveries. Subject to Section 2.4, at the Closing, Seller shall deliver, or cause to be delivered, to Buyer or its designee (including Buyer’s custodian or another third party) all of the following:
(a)a counterpart of each relevant Assignment and Assumption Agreement with respect to the sale and assignment of the Purchased Assets and Assumed Liabilities to be settled at the Closing, duly executed on behalf of Seller and each Person for which a Consent is required in connection with the transfer of such Purchased Assets (unless a separate Consent has been delivered);
(b)the Notes with respect to such Purchased Loans to be sold to Buyer at the Closing (to the extent in the possession of Seller);
(c)any Loan Files in the possession of Seller that are reasonably necessary for Buyer’s ownership and servicing of the Purchased Assets;
(d)a counterpart of the Participation Agreement, if required, duly executed on behalf of Seller.
ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF SELLER
As an inducement to Buyer to enter into this Agreement and to consummate the Transactions contemplated hereby, Seller hereby represents and warrants to Buyer, with respect
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to itself and the Purchased Assets to be sold by Seller, as of the date hereof and as of the Closing Date, as follows:
5.1Organization.
(a)Seller is a statutory trust duly formed and in good standing under the Delaware Statutory Trust Act. Seller has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect. Seller has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to the Seller.
(b)A true, complete and correct copy of the Seller Declaration of Trust and Bylaws of the Seller (the “Seller Organizational Documents”), as in effect as of the date of this Agreement, has previously been made available to Buyer.
5.2Authority.
(a)Seller has full statutory trust power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements. Subject to receipt of the Seller Shareholder Approval, all statutory trust action required to be taken by Seller to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements has been taken.
(b)The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Seller Board. The Seller Board (on the recommendation of the members of the Seller Board who are not “interested persons” of Seller (as defined in the Investment Company Act)) has unanimously (i) determined that (A) this Agreement and the terms of the Transactions are advisable, fair to and in the best interests of the Seller and its shareholders and (B) the interests of the Seller’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) directed that this Agreement and the Transactions be submitted to the Seller’s shareholders for their review and approval, and (iv) resolved to recommend that the shareholders of Seller approve this Agreement and the Transactions. Except for receipt of the approval of this Agreement and the Transactions by shareholders of Seller who own Seller Shares representing more than fifty percent (50%) of the issued and outstanding
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Seller Shares (the “Seller Shareholder Approval”), this Agreement and the Transactions have been authorized by all necessary statutory trust action on the part of Seller.
(c)This Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, and each Ancillary Agreement has been duly authorized by Seller and, upon execution and delivery by Seller, will be a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
5.3Consents. None of the execution and delivery of this Agreement or the Ancillary Agreements, the consummation of any of the transactions contemplated hereby or thereby, or compliance by Seller with, or fulfillment by Seller of, the terms, conditions and provisions hereof or thereof will:
(a)conflict with, result in a material breach of the terms, conditions or provisions of, or constitute a material default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or require any consent or result in the creation or imposition of any Encumbrance upon any of the Purchased Assets under, (i) the Seller Organizational Documents, (ii) any Purchased Asset Governing Document, or any other material agreement or material instrument (other than a Purchased Asset Governing Document) to which Seller is a party or by which Seller is bound with respect to any Purchased Asset or Assumed Obligation, (iii) any Court Order to which Seller is a party or by which Seller is bound with respect to any Purchased Asset or Assumed Obligation or (iv) any Law applicable to Seller, except to the extent such breach or default does not materially and adversely affect the Purchased Assets or the Assumed Obligations;
(b)except for the Seller Shareholder Approval, the filing of the Seller Proxy Statement in connection with obtaining the Seller Shareholder Approval, and filings, if any, required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and except as otherwise will be obtained, made or delivered prior to Closing (but subject to the transactions contemplated by the Participation Agreement), require the approval, consent, authorization or act of, or the making or giving by Seller of any notice, declaration, filing, report or registration with, any Person in connection with the execution and delivery by Seller of this Agreement or any Ancillary Agreement or the consummation of any of the transactions contemplated hereby or thereby; or
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(c)other than the filing of the Seller Proxy Statement and clearance thereof by the SEC staff, and filings, if any, required under the HSR Act, require any Governmental Approval.
5.4Purchased Assets and Purchased Asset Governing Documents.
(a)The Purchased Asset Governing Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). Seller is not in breach or default in any material respect of its obligations under any Purchased Asset Governing Document.
(b)The Purchased Asset Schedule is accurate in all material respects as of the date thereof and will be accurate in all material respects as of the Cut-off Time.
5.5Other Matters Relating to the Purchased Loans. To Seller’s knowledge (without the obligation for further inquiry), there are no actions pending in which any Borrower or issuer of any Purchased Asset has (i) filed, or consented (by answer or otherwise) to the filing against it of, a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (ii) made an assignment for the benefit of its creditors, (iii) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (iv) been adjudicated by a court to be insolvent, or (v) taken corporate or partnership action for the purpose of authorizing any of the foregoing.
5.6Governmental Permits. Seller owns, holds or possesses all licenses, franchises, permits and other authorizations from Governmental Bodies (the “Governmental Permits”) which were necessary for Seller to originate (where applicable), and are necessary for Seller to own, the Purchased Assets and to carry on and conduct its business relating thereto substantially as currently conducted, except where the failure by Seller to own, hold or possess any such license, franchise, permit or other authorization would not be reasonably likely to have a material adverse effect on the Purchased Assets or Seller’s ability to consummate the Transactions.
5.7Title to Purchased Assets. Seller has good title to all Purchased Assets, free and clear of any material Encumbrances, except to the extent such Purchased Assets are pledged to secure obligations of Seller pursuant to credit agreements that have been Previously Disclosed and except for Encumbrances consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. Subject to the transactions
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contemplated by the Participation Agreement, as of the Closing, Seller will have, and will transfer to Buyer, good title to all of the Purchased Assets, free and clear of any Encumbrances (other than Encumbrances resulting from actions taken by Buyer and excluding, for the avoidance of doubt, Encumbrances created under the Purchased Asset Governing Documents).
5.8Reports.
(a)Seller has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2024 with the SEC (the “Seller SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to Seller. No Seller SEC Report, at the time filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. All Seller SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto.
(b)The financial statements, including the related consolidated schedules of investments, of the Seller included (or incorporated by reference) in the Seller SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of Seller for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. PricewaterhouseCoopers LLP (“PwC”) has not resigned, threatened resignation or been dismissed as Seller’s independent public accountant as a result of or in connection with any disagreements with Seller on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(c)To Seller’s knowledge, PwC at all relevant times has been (i) “independent” with respect to Seller within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
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(d)The principal executive officer and principal financial officer of Seller have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and Seller is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(e)The fair market value of Seller’s investments as of July 31, 2024 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.
5.9Compliance; Litigation Relating to the Purchased Assets.
(a)Seller has complied in all material respects with all Laws applicable to the Purchased Assets and the Assumed Obligations.
(b)There are no actions, suits or proceedings pending or, to Seller’s knowledge, threatened against Seller by any Borrower, Guarantor or third Person in respect of the Purchased Assets or the Assumed Obligations and there are no actions, suits or proceedings pending in which Seller is the plaintiff or claimant and which relate to any of the Purchased Assets or the Assumed Obligations.
(c)There are no actions, suits or proceedings pending or threatened in writing against Seller which question the legality or propriety of the Transactions.
5.10Seller Information. None of the information supplied or to be supplied by the Seller for inclusion or incorporation by reference in the Seller Proxy Statement will, at the date the Seller Proxy Statement, or any amendment or supplement thereto, is first mailed to the Seller shareholders, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Seller with respect to information supplied by Buyer or its representatives for inclusion or incorporation by reference in the Seller Proxy Statement.
5.11No Broker. No agent, broker, finder, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of Seller or any of its Affiliates, to any broker’s, finder’s or financial advisor’s fee or commission in connection with any of the Transactions, except for any such fee or commission that will be paid by Seller.
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5.12Limitations. Notwithstanding anything to the contrary in this Article 5, Seller makes no representations or warranties regarding: (a) the creditworthiness, solvency or financial ability of any Borrower or Guarantor or any other obligor, including any pledgor, any letter of credit issuer or insurer, to pay or to perform any of its liabilities or obligations with respect to the Purchased Assets, or (b) any Borrower or Guarantor paying or performing pursuant to the terms of a Purchased Loan.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF BUYER
As an inducement to Seller to enter into this Agreement and to consummate the Transactions contemplated hereby, Buyer hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:
1.1Organization of Buyer.
(a)Buyer is a statutory trust duly formed and in good standing under the Delaware Statutory Trust Act. Buyer has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect. Buyer has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to the Buyer.
(b)A true, complete and correct copy of the Buyer Declaration of Trust and Bylaws of the Buyer (the “Buyer Organizational Documents”), as in effect as of the date of this Agreement, has previously been made available to Seller.
1.2Authority.
(a)Buyer has full statutory trust power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements. All statutory trust action required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements has been taken.
(a)The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Buyer Board. The Buyer Board (on
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the recommendation of the members of the Buyer Board who are not “interested persons” of Buyer (as defined in the Investment Company Act) has unanimously (i) determined that (A) this Agreement and the terms of the Transactions are advisable, fair to and in the best interests of the Buyer and its shareholders and (B) the interests of the Buyer’s existing shareholders will not be diluted as a result of the Transactions, and (ii) approved, adopted and declared advisable this Agreement and the Transactions. This Agreement and the Transactions have been authorized by all necessary statutory trust action on the part of Buyer.
(b)This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, and each Ancillary Agreement has been duly authorized by Buyer and, upon execution and delivery by Buyer, will be a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
1.3Consents. None of the execution and delivery of this Agreement or the Ancillary Agreements, the consummation of any of the transactions contemplated hereby or thereby, or compliance by Buyer with, or fulfillment by Seller of, the terms, conditions and provisions hereof or thereof will:
(a)conflict with, result in a material breach of the terms, conditions or provisions of, or constitute a material default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, (i)  the Buyer Organizational Documents, (ii) any material agreement or material instrument to which Buyer is a party or by which Buyer is bound, (iii) any Court Order to which Buyer is a party or by which Buyer is bound or (iv) any Law applicable to Buyer, except to the extent such breach or default does not materially and adversely affect Buyer’s ability to acquire the Purchased Assets or perform the Assumed Obligations;
(b)except for filings, if any, required under the HSR Act, and except as otherwise will be obtained, made or delivered prior to Closing (but subject to the transactions contemplated by the Participation Agreement), require the approval, consent, authorization or act of, or the making or giving by Buyer of any notice, declaration, filing, report or registration with, any Person in connection with the execution and delivery by Buyer of this Agreement or any Ancillary Agreement or the consummation of any of the transactions contemplated hereby or thereby; or
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(c)other than filings, if any, required under the HSR Act, require any Governmental Approval.
1.4Governmental Permits. Buyer owns, holds or possesses all licenses, franchises, permits and other authorizations from Governmental Bodies which are necessary to entitle it to execute and perform this Agreement and to acquire and own the Purchased Assets and to perform the Assumed Obligations.
1.5No Violation, Litigation or Regulatory Action. There are no actions, suits or proceedings pending or, to Buyer’s knowledge, threatened against Buyer which question the legality or propriety of the Transactions.
1.6Buyer Information. None of the information supplied or to be supplied by the Buyer for inclusion or incorporation by reference in the Seller Proxy Statement will, at the date the Seller Proxy Statement, or any amendment or supplement thereto is first mailed, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Buyer with respect to information supplied by Seller or its representatives for inclusion or incorporation by reference in the Seller Proxy Statement.
1.7Sufficient Funds. At Closing, Buyer will have cash and other sources of immediately available funds sufficient to consummate the Transactions, including the payment of the Purchase Price and all fees and expenses payable by Buyer in connection with the Transaction.
1.1No Broker. No agent, broker, finder, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of Buyer or any of its Affiliates, to any broker’s, finder’s or financial advisor’s fee or commission in connection with any of the Transactions, except for any such fee or commission that will be paid by Buyer.
6.1Status of Buyer. Buyer (i) is (or at Closing will be) a “sophisticated” investor and/or an “accredited” investor, as that term is defined in Rule 501 of Regulation D under the Securities Act, or a “qualified purchaser,” as defined in Section 2(a)(51) of the Investment Company Act, (ii) is an Eligible Institution, (iii) is able to bear the economic risk associated with the purchase of the Purchased Assets and the Assumed Obligations, (iv) has such knowledge and experience so as to be aware of the risks and uncertainties inherent in the purchase of rights and assumption of liabilities, including the Assumed Obligations, of the type contemplated in this Agreement, and (v) has independently and without reliance upon Seller, and based upon such
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information as Buyer has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Buyer has relied upon Seller’s express representations, warranties, covenants, agreements and indemnities in this Agreement. Without characterizing the Purchased Assets as a “security” within the meaning of the Securities Act or any other securities laws, Buyer is not purchasing the Purchased Assets with a view towards sale or distribution thereof in violation of the Securities Act.
ARTICLE 1

ADDITIONAL AGREEMENTS
1.1Seller Covenants. During the period from the date hereof until the relevant Purchased Asset is transferred to Buyer (including through elevation under the Participation Agreement, as applicable), Seller will conduct its activities with respect to such Purchased Asset in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of the Closing Date and the date of termination of this Agreement, without the prior written consent of Buyer (which shall not be unreasonably withheld or delayed), Seller shall not enter into or otherwise effectuate or permit:
(a)a modification, amendment or waiver of, or agreement to forbear the enforcement of, any of the terms, covenants or conditions of the Notes or any of the other Purchased Asset Governing Documents relating to such Purchased Assets;
(b)the subordination or release of any security or Loan Collateral for such Purchased Loans (other than releases required under the applicable Loan Documents or the ordinary course release of funds from escrow or reserve accounts required by the applicable Loan Documents);
(c)the sale or transfer of such Purchased Asset to any third party; or
(d)agree to take, make any commitment to take, or adopt any resolutions of the Seller Board authorizing, any of the actions prohibited by this Section 7.1.
1.2Regulatory Matters.
(a)Notwithstanding the foregoing Section 7.1, Seller shall as promptly as reasonably practicable prepare and file with the SEC a preliminary proxy statement and, once finalized, a definitive proxy statement (collectively, the “Seller Proxy Statement”).
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(b)Seller shall (i) use its reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Seller Proxy Statement by the SEC and any requests by the SEC for any amendment or supplement thereto or for additional information, and (ii) cause the Seller Proxy Statement to be promptly mailed to its respective shareholders after the date the SEC staff confirms that the SEC does not intend to review the applicable proxy statement or advises that it has no further comments thereon or that Seller may commence mailing the relevant proxy statement to its shareholders.
(c)Each of Buyer and Seller shall use reasonable best efforts to furnish all information reasonably necessary for inclusion in the Seller Proxy Statement.
(d)Prior to the Effective Time, (i) each Party hereto shall promptly notify each other Party upon becoming aware of any event or circumstance that is required to be described in an amendment to the Seller Proxy Statement, and (ii) Seller shall promptly notify Buyer after the receipt by it of any comments of the SEC with respect to the Seller Proxy Statement.
(e)Subject to applicable Law, each of Buyer and Seller shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such Party to believe that there is a reasonable likelihood that any Governmental Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.
1.3Approvals. The Seller Board shall set a record date and hold a meeting of the Seller’s shareholders (the “Seller Shareholder Meeting”) at which the shareholders of the Seller duly entitled to vote thereat shall vote on this Agreement and the Transactions. Subject to Section 7.11, Seller shall use reasonable best efforts to obtain the Seller Shareholder Approval in respect of this Agreement and the Transactions, including by providing to the Seller’s shareholders the recommendation of the Seller Board that the shareholders of the Seller approve this Agreement and the Transactions (the “Seller Board Recommendation”) and including the Seller Board Recommendation in the Seller Proxy Statement.
1.4Notices; Post-Closing Remittances; Correspondence; Further Assurances.
(a)Promptly following Closing, Seller shall give notice to all Borrowers, issuers of equity and other necessary parties to the Purchased Asset Governing Documents, in form and substance reasonably acceptable to Buyer, notifying them of the sale of the relevant Purchased Asset to Buyer, and shall provide them with information regarding the account(s) to which all loan and other payments under the Purchased Asset Governing Documents shall be made following the Closing Date. Buyer agrees to cooperate with Seller in all respects in
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connection with the foregoing and shall promptly provide Seller with such information as it may require in connection with providing such notices.
(b)Amounts paid in respect of the Purchased Assets and received by Seller following the Closing shall be received by Seller as agent, in trust for and on behalf of Buyer, and Seller shall promptly pay over such amounts to Buyer and shall provide Buyer information, to the extent known, as to the nature, source and classification of such payments, including any invoice relating thereto. All amounts in respect of assets of Seller not transferred to Buyer that are received by Buyer following the Closing shall be received by Buyer as agent, in trust for and on behalf of the relevant Seller, and Buyer shall promptly pay over such amounts to such Seller and shall provide Seller information relating thereto, to the extent known, as to the nature, source and classification of such payments, including any invoice relating thereto.
(c)Following the Closing, to the extent that Seller receives (and Buyer or its representatives does not also receive) any mail (including electronic mail) or other correspondence or materials relating to Purchased Assets sold to Buyer at the Closing or the Assumed Obligations relating thereto (other than any internal mail, correspondence, or materials generated by Seller itself), Seller shall promptly forward such mail, correspondence, or other materials to Buyer.
(d)Seller shall use commercially reasonable efforts to execute such other assignments, novations, transfer documents, instruments of further assurance (including without limitation, if and to the extent necessary, lost certificate affidavits and related indemnities), approvals and consents as are necessary or proper in order to complete, ensure and perfect the sale, transfer and conveyance of the Purchased Assets and the Assumed Obligations to Buyer and the consummation of the other Transactions contemplated hereby. Any other assignments, including without limitation additional assignments of lien instruments, transfer documents, instruments of further assurance, approvals and consents as may be desired by Buyer to complete, ensure and perfect the sale, transfer and conveyance of the Purchased Assets and the Assumed Obligations to Buyer and the consummation of the other Transactions contemplated hereby, shall be prepared by Buyer, at Buyer’s expense, and submitted to Seller for execution, if necessary, within one year after the Closing Date. Buyer shall be responsible for the preparation and filing of, and any costs associated with the preparation of, such additional assignments, and for any costs or filing fees associated with the recording of such additional assignments. In addition, without in any way limiting the foregoing, from and after the Closing, Seller shall, at the request of Buyer, cooperate with Buyer and take such steps as may be necessary to cure any deficiencies in the Purchased Asset Governing Documents.
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1.5Taxes.
(a)Seller shall be liable for and shall pay all of its Taxes (whether assessed or unassessed) applicable to the Purchased Assets sold by it or the Assumed Obligations related thereto, in each case attributable to periods (or portions thereof) ending on or prior to the Closing Date, irrespective of when such Taxes are filed or paid. Buyer shall be liable for and shall pay all Taxes (whether assessed or unassessed) applicable to the Purchased Assets or the Assumed Obligations, in each case attributable to periods (or portions thereof) beginning after the Closing Date, irrespective of when such Taxes are filed or paid.
(b)Seller shall pay all income, gains or similar Tax imposed on it relating to the Transactions.
(c)Each Party shall provide reimbursement for any Tax which is the responsibility of such Party in accordance with the terms of this Section 7.3 and which is paid by any other Party. Within a reasonable time prior to the payment of any such Tax, the Party paying such Tax shall give notice to the other Party of the Tax payable and the portion which is the liability of the other Party, although failure to do so will not relieve the other Party from its liability hereunder.
(d)Nothing herein shall be construed as obligating Seller or Buyer in any way to pay Taxes which are the liability of a Borrower or which shall be due with respect to any Loan Collateral.
1.6Valuation. The value of each investment asset owned by Seller that is used in connection with the computations made by Seller pursuant to Section 3.1(b) will be determined in accordance with the valuation policies and procedures set forth in Seller's compliance policies and procedures approved by the Seller Board as of July 31, 2024 and, without the prior consent of Buyer, no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 3.1(b) for purposes of this Agreement, and the value of all assets owned by Seller will be determined in accordance with GAAP. All valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Seller Board as of or prior to the date hereof. The fair value of any portfolio securities for which fair value determinations were made by the Seller Board for purposes of such computations were or will be determined by the Seller Board in good faith in accordance with the valuation methods set forth in Seller’s valuation policies and procedures adopted by the Seller Board as of July 31, 2024. Promptly following Closing the Parties shall work together in good faith to prepare all necessary allocations of the Purchase Price to the Acquired Assets for Tax purposes in accordance with applicable Law.
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1.7Treatment of Transfer; Backup Grant of Security Interest.
(a)Each Party hereto (i) agrees that each sale, transfer and assignment of a Purchased Asset hereunder (excluding, for the avoidance of doubt, any Purchased Asset subject to the Participation Agreement, which shall be governed by the terms thereof) shall be a sale for all relevant purposes, and (ii) intends, and has as its business objective, that (x) each sale, transfer and assignment of a Purchased Asset be an absolute transfer and not be a transfer as security for a loan, (y) each sale, transfer and assignment of a Purchased Asset as contemplated by this Agreement constitutes an absolute conveyance, transfer and assignment of such Purchased Asset, including all beneficial and economic interests in such Purchased Asset from Seller to the Buyer, such that such Purchased Asset (including beneficial interest in any related collateral) shall not be part of the relevant Seller’s estate, as determined pursuant to 11 U.S.C. Section 541(d) of the United States Bankruptcy Code, in the event of the filing of a bankruptcy petition by or against the relevant Seller under any bankruptcy law and (z) Seller shall have no right hereunder to reacquire any such Purchased Asset and Buyer shall be entitled to dispose of any such Purchased Asset in its discretion and shall have no duty or obligation to account to the Seller in respect thereof nor any recourse to the Seller in connection with any such disposition. The relationship between Seller and Buyer shall be that of seller and buyer. Neither is a trustee or agent for the other, nor does either have any fiduciary obligations to the other. This Agreement shall not be construed to create a partnership or joint venture between the Parties.
(b)If, notwithstanding such intention, any sale, transfer and assignment of a Purchased Asset hereunder is characterized by a court of competent jurisdiction as a transfer as security for a loan rather than a sale, or any sale, transfer and assignment of a Purchased Asset hereunder shall for any reason be ineffective to transfer to the Buyer all of Seller’s right, title and interest in any Purchased Asset (including the collections thereon), then, subject at all times to applicable Law, Seller shall be deemed to have granted to the Buyer, and Seller hereby grants to the Buyer, effective as of the Effective Time, a security interest in and lien on all of Seller’s right, title and interest in and to such Purchased Asset (including the collections thereon), whether now existing or hereafter acquired, in order to secure such loan and all other obligations of Seller hereunder. Seller, by execution and delivery of this Agreement, authorizes the Buyer to file, on or after the Closing Date, UCC financing statements naming the Seller as “debtor” and the Buyer (or its successors and assigns) as “secured party” in each jurisdiction that the Buyer deems necessary in order to perfect or protect its security interest in any such Purchased Asset (including the collections thereon).
(c)For so long as the Buyer owns any Purchased Asset, the Buyer shall record in the Buyer’s books and records the fact that the Buyer is the owner of such Purchased Asset, effective as of the Effective Time. After the Closing Date, Seller shall record in its books
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and records the fact that Seller is no longer the beneficial or record owner of such Purchased Asset, effective as of the Effective Time.
(d)Subject at all times to applicable Law, the Buyer shall reimburse Seller for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements, including legal fees, which may be incurred or made by Seller in connection with any action which may be taken by Seller at the request of Buyer to collect the principal of, interest on, or distributions with respect to, any Purchased Asset or for the preservation or enforcement of any rights conferred by any credit documentation in respect of a Purchased Asset for which Seller is not reimbursed at any time by or on behalf of any obligor under such credit documentation. In no event will any Party hereto have any liability or obligation to any other Party hereto for any indirect, special, consequential, exemplary or punitive damages in respect of any claim hereunder.
1.8Tail Insurance. Prior to Closing, Seller shall obtain and fully pay the premium for a “tail” insurance policy for the extension of Seller’s existing directors and officers liability insurance (the “Current D&O Insurance”) in place as of the date of this Agreement for a period of six years from and after the Effective Time with coverage and amounts not less than the current coverage and with terms and conditions that are otherwise not materially less advantageous to the insureds as, provided in the Current D&O Insurance.
1.9Seller Dissolution and Liquidation. As soon as reasonably practicable following Closing, Seller shall, in accordance with applicable Law, (a) cease its investment operations (except as necessary to carry out its obligations under the Participation Agreement, if applicable), (b) distribute the Purchase Price and all of its remaining assets (in each case net of any necessary or appropriate reserves) to its shareholders, (c) shall take such steps as may be necessary to terminate its status as a BDC and its reporting obligations with the SEC, (d) file any required Tax returns or other filings, and (e) otherwise take such steps as may be necessary to complete the dissolution and liquidation of Seller.
1.10No Solicitation.
(a)Seller shall, and shall cause its Affiliates, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to Seller) of all confidential information previously furnished to any Person (other than the Buyer or its Affiliates or
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Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.11, Seller shall not, and shall cause its Affiliates its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its members) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Transactions; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than Buyer or its Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any Person (other than Buyer or its Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by the applicable standard of conduct, waiver or release under any standstill or similar agreement of any third party with respect to equity securities of Seller; provided, however, that notwithstanding the foregoing, Seller (A) may inform Persons of the provisions contained in this Section 7.10, and (B) shall be permitted to grant a waiver of, or terminate, any standstill or similar agreement of any third party with respect to equity securities of Seller, in order to allow such third party to confidentially submit a Takeover Proposal.
(b)Seller shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify Buyer in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to Buyer copies of any written materials received by Seller or its respective Affiliates or Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Seller agrees that it shall keep Buyer informed on a reasonably current basis (and in any event within twenty-four (24) hours after receipt) of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep Buyer informed on a reasonably current basis of any information requested of or provided
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by Seller and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
1.11Seller Takeover Proposals.
(a)If on or after the date of this Agreement and at any time prior to the receipt of Seller Shareholder Approval: (i) Seller receives an unsolicited bona fide Takeover Proposal (under circumstances in which Seller has complied in all material respects with the provisions of Sections 7.10(a) and (b)) and (ii) the Seller Board, including a majority of the independent trustees of Seller Board, shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be a breach of the trustees’ fiduciary duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Superior Proposal, then, subject to compliance with this Section 7.11(a), Seller may engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if Seller (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides Buyer a copy of all such information that has not previously been delivered to Buyer simultaneously with delivery to such Person (or such Person's Representatives or Affiliates). If on or after the date of this Agreement and at any time prior to the receipt of Seller Shareholder Approval, the Seller Board, including a majority of the independent trustees of the Seller Board, shall have determined, after consultation with its outside legal counsel and after compliance with its obligations under this Section 7.11(a) and Section 7.11(b), that continued recommendation of the approval of the Transactions to the Seller Shareholders would be a breach of the trustees’ fiduciary duties under applicable Law as a result of a Seller Superior Proposal, Seller may (A) withdraw or qualify (or modify or amend in a manner adverse to Buyer), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to Buyer), the approval, adoption, recommendation or declaration of advisability by Seller Board of the Transactions, including Seller Board Recommendation, and/or (B) fail to include Seller Board Recommendation in the Seller Proxy Statement (any action described in clause (A) and (B) referred to as a “Seller Adverse Recommendation Change”).
(b)Upon any determination that a Takeover Proposal constitutes a Seller Superior Proposal, Seller shall promptly provide (and in any event within twenty-four (24) hours of such determination) to Buyer a written notice (a “Notice of a Seller Superior Proposal”) (i) advising Buyer that Seller Board has received a Seller Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Seller Superior Proposal and any amendment thereof, including the amount per share or other consideration that the Seller Shareholders or Seller will receive in connection with Seller Superior Proposal and including a copy of all written materials provided to or by Seller in connection with such Seller Superior
    29

Proposal (unless previously provided to Buyer), and (iii) identifying the Person making such Seller Superior Proposal. Seller shall cooperate and negotiate in good faith with Buyer (to the extent Buyer desires to negotiate) during the five (5) calendar day period following Buyer's receipt of the Notice of a Seller Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Seller Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement such that such Seller Superior Proposal would cease to constitute a Seller Superior Proposal and proceed with the Seller Board Recommendation without a Seller Adverse Recommendation Change. If thereafter Seller Board, including a majority of the independent trustees of Seller Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such Seller Superior Proposal remains a Seller Superior Proposal and that the failure to make such Seller Adverse Recommendation Change would be a breach of the trustees’ fiduciary duties under applicable Law, and Seller has complied in all material respects with Section 7.11(a) above and this Section 7.11(b), Seller may effectuate a Seller Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 10.1(e).
(c)Other than as permitted by Section 7.11(a) or (b), neither Seller nor Seller Board shall make any Seller Adverse Recommendation Change or terminate this Agreement pursuant to Section 10.1(e). Notwithstanding anything herein to the contrary, no Seller Adverse Recommendation Change shall change the approval of Transactions or any other approval of Seller Board, including in any respect that would have the effect of causing any takeover statute or other similar statute to be applicable to the Transactions.
(d)Nothing contained in this Agreement shall be deemed to prohibit Seller from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to Seller Shareholders if, after consultation with its outside legal counsel, Seller determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Seller Adverse Recommendation Change unless Seller Board expressly publicly reaffirms the Seller Board Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by Buyer.
    30

ARTICLE 2

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
The obligations of Buyer to consummate the Transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any or all of which may, to the extent legally permissible, be waived in Buyer’s sole discretion:
2.1Accuracy of Representations and Warranties. Each Seller Fundamental Representation shall be true and correct in all respects on the Closing Date; each of the other representations and warranties of Seller contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects as of the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representation and warranties shall be true and correct as of such earlier date).
2.2No Restraint or Litigation. No action, suit, claim, investigation or proceeding shall have been instituted to restrain or prohibit or otherwise challenge the legality or validity of the Transactions contemplated hereby.
2.3Consents. Subject to Sections 2.4, all Consents required to have been obtained in connection with the sale of the Purchased Assets shall have been obtained and not revoked or rescinded.
2.4Obligations Performed. Seller shall have performed and complied in all material respects with all of the obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.
2.5Net Asset Value Determination. The determination of the Closing Seller Net Asset Value and related calculations shall have been completed in accordance with Section 3.1(b).
2.6Seller Shareholder Approval. The Seller Shareholder Approval shall have been obtained in accordance with the Seller Organizational Documents and applicable Law.
    31

2.7Delivery of Closing Documents. Seller shall have delivered to Buyer each relevant document to be delivered pursuant to Section 4.3, together with such other documents and instruments as may be reasonably necessary or appropriate to consummate the Transactions.
ARTICLE 3

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER
The obligations of Seller to consummate the Transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions any or all of which may, to the extent legally permissible, be waived in Seller’s sole discretion:
3.1Accuracy of Representations and Warranties. Each Buyer Fundamental Representation shall be true and correct in all respects on the Closing Date; each of the other representations and warranties of Buyer contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects as of the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representation and warranties shall be true and correct as of such earlier date).
3.2No Restraint or Litigation. No action, suit, claim, investigation or proceeding shall have been instituted to restrain or prohibit or otherwise challenge the legality or validity of the Transactions contemplated hereby.
3.3Consents. Subject to Sections 2.4, all Consents required to have been obtained in connection with the sale of the Purchased Assets shall have been obtained and not revoked or rescinded.
3.4Obligations Performed. Buyer shall have performed and complied in all material respects with all of the obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.
3.5Net Asset Value Determination. The determination of the Closing Seller Net Asset Value and related calculations shall have been completed in accordance with Section 3.1(b).
    32

3.6Seller Shareholder Approval. The Seller Shareholder Approval shall have been obtained in accordance with the Seller Organizational Documents and applicable Law.
3.7Delivery of Closing Documents. Buyer shall have delivered to Seller each relevant document to be delivered pursuant to Section 4.2, together with such other documents and instruments as may be reasonably necessary or appropriate to consummate the Transactions.
ARTICLE 4

TERMINATION
4.1Termination. This Agreement may be terminated, and the Transactions contemplated hereby may be abandoned, at any time prior to the Closing:
(a)by mutual written agreement of Seller and Buyer;
(b)by Seller or Buyer after the Outside Date, by written notice to the other Party, if the Closing has not occurred for any reason other than a breach of this Agreement by the terminating Party;
(c)by Seller or Buyer if any court of competent jurisdiction or any Governmental Body shall have issued an order or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of the Transactions and such order or other action is or shall have become final and nonappealable; provided, however, that the Party seeking to terminate this Agreement pursuant to this Section 10.1(c) shall have used reasonable efforts to prevent the entry of and to remove such order or other final action;
(d)by Buyer, if (i) there has been a material breach by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement which (A) would result in a failure of a condition set forth in Article 8, and (B) cannot be cured prior to the Outside Date; or (ii) prior to obtaining Seller Shareholder Approval, (A) a Seller Adverse Recommendation Change shall have occurred, (B) a Takeover Proposal is publicly announced and Seller fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Seller Board Recommendation or (C) a tender or exchange offer relating to any Seller Shares shall have been commenced by a third party and the Seller shall not have sent to its members, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Seller Board recommends rejection of such tender or exchange offer.
(e)by Seller, if (i) there has been a material breach by Buyer of any of its representations, warranties, covenants or agreements contained in this Agreement which (A)
    33

would result in a failure of a condition set forth in Article 9, and (B) cannot be cured prior to the Outside Date, or (ii) at any time prior to the time the Seller Shareholder Approval is obtained, (A) Seller is not in material breach of any of the terms of this Agreement and (B) the Seller Board, including a majority of the independent trustees of the Seller Board, authorizes the Seller, subject to complying with the terms of this Agreement (including Section 7.11(b)), to enter into, and Seller enters into, a definitive agreement with respect to a Seller Superior Proposal.
4.2Procedure and Effect of Termination. In the event of the termination of this Agreement and the abandonment of the Transactions contemplated hereby pursuant to Section 10.1 hereof, this Agreement shall become void and there shall be no liability on the part of any Party hereto except (a) this Section 10.2 and Article 11 hereof shall survive any such termination of this Agreement and (b) nothing herein shall relieve any Party from liability for breach of this Agreement prior to termination.
ARTICLE 5

GENERAL PROVISIONS
5.1No Partnership. Nothing herein shall be construed as creating a partnership, joint venture or agency relationship between Buyer and Seller.
5.2No Public Announcement. No Party hereto, without the approval of the other Party hereto, shall make any press release or other general public announcement concerning the Transactions, except as and to the extent that any such Party shall be so obligated by law, in which case the other Party shall be advised and the Parties shall use their respective commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures to employees and as necessary to implement the provisions of this Agreement or to comply with accounting and SEC disclosure obligations or the rules and regulations of any applicable securities exchange. Before any public announcement is made with respect to this Agreement or the Transactions, to the extent practicable, each Party will use its commercially reasonable efforts to first provide the other Party with the content of all proposed disclosure and the basis for such disclosure. The Parties agree to cooperate, from time to time, in connection with the preparation and release of press releases, analyst reports and the like.
5.3Notices. All notices required under this Agreement shall be in writing and shall be given upon: (a) personal delivery (including delivery by overnight courier) of the written notice; (b) sending the message by a telecopy or facsimile machine to the other Party’s telecopy or facsimile machine, provided the sending machine automatically prints a message confirming that the message was received, and a copy thereof is forthwith mailed or sent by personal
    34

delivery to the addressee; (c) when sent by electronic mail (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day); or (d) if sent via United States mail, the third day following mailing, certified mail, return receipt requested, postage prepaid and appropriately addressed. Such addresses shall be:
If to Seller:

Nuveen Churchill Private Credit Fund
c/o Churchill Asset Management LLC
375 Park Avenue, 9th Floor
New York, NY 10152
Attention: Shai Vichness
Email: Shai.Vichness@churchillam.com

If to Buyer:

Nuveen Churchill Private Capital Income Fund
c/o Churchill Asset Management LLC
375 Park Avenue, 9th Floor
New York, NY 10152
Attention: Shai Vichness
Email: Shai.Vichness@churchillam.com

or to such other address, telephone number or facsimile number as either Party may notify to the other Party in accordance with the terms hereof from time to time. Any communications hereunder shall be effective upon receipt.

5.4Successors and Assigns. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Except as it relates to Seller, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provisions of this Agreement, and this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement and their respective permitted successors and assigns; provided, however, that (a) Seller, and (b) the administrative agent and the collateral agent under each of the Buyer’s (or its subsidiary’s) credit facilities, as agents for the secured parties thereunder, shall each be a third
    35

party beneficiary of this Agreement. Neither Party may assign its rights and/or obligations under this Agreement without the prior written consent of the other Party.
5.5Access to Records After The Closing.
(a)Buyer agrees that, subject to applicable Law, on and after the Closing Date, it will permit Seller and its representatives (at Seller’s sole cost and expense), during normal business hours and on reasonable prior notice and without unreasonably interfering with the business of Buyer, to have access to and to examine and take copies of any materials relating to the Purchased Assets in the possession of Buyer and not already in the possession of or available to Seller in the event that Seller or an Affiliate of Seller is named as party in, or is threatened with, any litigation or similar proceeding in connection with any Purchased Assets or to the extent that Seller may require such access in connection with any Tax, regulatory, accounting, corporate or similar matter relating to any Purchased Asset or its transfer hereunder.
(b)    Seller agrees that, subject to applicable Law, on and after the Closing Date, it will permit Buyer and its representatives (at Buyer’s sole cost and expense), during normal business hours and on reasonable prior notice and without unreasonably interfering with the business of Seller or its representative, to have access to and to examine and make copies of documents in the possession of Seller and not already in the possession of or available to Buyer in the event that such Buyer or an Affiliate of Buyer is named as party in, or is threatened with, any litigation or similar proceeding in connection with any Purchased Assets or to the extent that Buyer may require such access in connection with any Tax, regulatory, accounting, corporate or similar matter relating to any Purchased Asset or its transfer hereunder.
5.6Entire Agreement; Exhibits and Schedules; Amendments. This Agreement, the Ancillary Agreements and the Exhibits and Schedules referred to herein contain the entire understanding and agreement of the Parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, inducements, understandings, disclosures, correspondence, offering memoranda or letters of intent between or among any of the Parties hereto, whether expressed or implied, oral or written, regarding the same subject matter. Each of the Exhibits and Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Parties hereto.
5.7Interpretation. Article titles and section headings are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.
    36

Disclosure of any fact or item in any Schedule hereto referenced by a particular section in this Agreement shall be deemed to have been disclosed with regard to every other section in this Agreement to the extent the relevance of such disclosure to each other section is readily apparent on its face. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in any Exhibit or Schedule hereto is not intended to imply that such amounts, or higher or lower amounts, or the items so included or other amounts, are or are not material, and neither Party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy between the Parties as to whether any obligation, item or matter not described herein or included in an Schedule is or is not material for purposes of this Agreement.
5.8Waivers. To the extent permitted by applicable Law, any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of such Party. The failure of any Party hereto to enforce at any time any provisions of this Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.
5.9Expenses. The costs and expenses incident to its negotiation and preparation of this Agreement and to performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including fees, expenses and disbursements of its counsel and accountants, any required filing fees, and all assignment fees in respect of the assignment and transfer of the Purchased Assets and Assumed Obligations to Buyer, whether before or after the Closing, shall be split equally between Seller and Buyer, with each party bearing fifty percent (50%) of such amounts.
5.10Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provisions shall be ineffective to the extent, but only to the extent, of such invalid, illegal or unenforceable provisions or other provisions hereof.
5.11Execution in Counterparts. This Agreement may be executed in one or more counterparts, including facsimiles thereof and through electronic transmission, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties hereto and delivered to Seller and Buyer.
    37

5.12Further Assurances. The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents (including without limitation, if and to the extent necessary, any required lost certificate affidavit and related indemnity) and (c) to do such other acts and things, all as the other Party may reasonably request, for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement, including, but not limited to, assignments of filed UCC financing statements and other documents of record.
5.13Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the conflicts of law provisions thereof, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control.
5.14Jurisdiction; Service of Process; Waiver of Jury Trial.
(a)Each of Seller and Buyer hereby consents to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or if jurisdiction over the matter is vested exclusively in federal courts, the federal courts in the State of Delaware and the appellate courts to which orders and judgments therefore may be appealed in any proceeding or dispute relating in any way to this Agreement or the transactions contemplated hereby, and agrees that any such proceeding shall be brought by it solely in any such court. Each of Seller and Buyer irrevocably waives all claims, objections and defenses that it may have regarding such court’s personal or subject matter jurisdiction, venue or inconvenient forum. Each of Seller and Buyer hereby waives personal service of the summons, complaint and other process issued in any such action or proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the other Party at the address set forth in this Agreement, and that service so made shall be deemed completed upon the earlier of such Party’s actual receipt thereof or three (3) days after deposit in the United States mails, proper postage prepaid.
(b)EACH PARTY HERETO HEREBY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONCERNED WITH THIS AGREEMENT OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY. NO PARTY HERETO, NOR ANY ASSIGNEE OR SUCCESSOR OF ANY PARTY HERETO, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF, THIS AGREEMENT OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY. NO PARTY HERETO WILL SEEK TO CONSOLIDATE ANY
    38

SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.
5.15Resolution of Conflicts. In the event of any inconsistency or conflict between the terms and provisions of this Agreement and the terms and provisions of any document executed by the Parties hereto in connection with this Agreement (including, without limitation, the terms and provisions of any Assignment and Assumption Agreement), the terms and provisions of this Agreement shall control.
5.16Section Titles. Section titles and headings used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the Parties hereto.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.
BUYER:

Nuveen Churchill Private Capital Income Fund
By: Churchill PCIF Advisor LLC, as agent
By:    /s/ John D. McCally
Name: John D. McCally
Title: Vice President and Secretary
SELLER:

Nuveen Churchill Private Credit Fund
By: Churchill Asset Management LLC, as agent
By:    /s/ John D. McCally
Name: John D. McCally
Title: Vice President and Secretary

EXHIBIT A
PURCHASED ASSET SCHEDULE

[attached]
    41

Obligor Name	Asset Name	Asset Type	Amount
360 Holdco, Inc.	DDTL	Loan	846,568.26
360 Holdco, Inc.	Term Loan	Loan	943,406.77
A Place For Mom, Inc.	Term Loan	Loan	9,711,684.58
Accupac, LLC	First Amendment Delayed Draw Term Loan	Loan	1,984,668.49
Accupac, LLC	Initial Term Loan	Loan	5,965,266.07
AG Group Holdings, Inc.	Initial Term Loan	Loan	3,322,607.25
AIM Acquisition, LLC	Initial Term Loan	Loan	5,471,266.96
All Star Recruiting Locums, LLC	Closing Date Term Loan	Loan	4,241,042.56
All Star Recruiting Locums, LLC	Delayed Draw Term Loan	Loan	1,062,917.94
AMS Parent, LLC	Closing Date Term Loan (First Lien)	Loan	1,909,218.62
Archer Acquisition, LLC	Delayed Draw Term Loan	Loan	2,533,793.57
Archer Acquisition, LLC	Initial Term Loan	Loan	7,519,288.31
AWP Group Holdings, Inc.	2024 Refinancing Delayed Draw Term Loan	Loan	512,061.80
AWP Group Holdings, Inc.	2024 Refinancing Term Loan (First Lien)	Loan	14,017,299.54
BCM One, Inc.	Delayed Draw Term Loan	Loan	663,173.02
BCM One, Inc.	Initial Term Loan	Loan	2,095,829.23
Bounteous, Inc.	2021 DDTL Loan	Loan	494,542.69
Bounteous, Inc.	2021 Incremental Term Loan	Loan	302,604.07
Bounteous, Inc.	Initial DDTL Loan	Loan	1,014,668.67
Bounteous, Inc.	Initial Term Loan	Loan	1,960,480.09
Calienger Acquisition, L.L.C.	Closing Date Term Loan	Loan	3,467,647.05
Calienger Acquisition, L.L.C.	DDTL	Loan	470,588.24
Chroma Color Corporation	Delayed Draw Term Loan	Loan	1,027,842.49
Chroma Color Corporation	Initial Term Loan	Loan	4,668,974.48
CLS Management Services, LLC	Delayed Draw Term Loan	Loan	828,073.66
CLS Management Services, LLC	Initial Term Loan	Loan	2,059,833.22
Cold Spring Brewing Company	Term B Loan	Loan	3,339,180.16
Commercial Bakeries Corp.	Initial Term Loan	Loan	5,008,343.77
Cornerstone Advisors of Arizona, LLC	Delayed Draw Term Loan	Loan	115,914.54
Cornerstone Advisors of Arizona, LLC	Initial Term Loan	Loan	1,265,175.71
DISA Holdings Corp.	Closing Date Term Loan	Loan	6,652,121.20
DISA Holdings Corp.	Delayed Draw Term Loan	Loan	1,196,553.08
DMC Holdco, LLC	Closing Date Term Loan (First Lien)	Loan	1,337,925.05
DMC Holdco, LLC	Delayed Draw Term Loan (First Lien)	Loan	450,479.81

Eliassen Group, LLC	Initial Delayed Draw Term Loan	Loan	229,888.89
Eliassen Group, LLC	Initial Term Loan	Loan	3,194,074.07
EVDR Purchaser, Inc.	Delayed Draw Term Loan	Loan	933,144.69
EVDR Purchaser, Inc.	Initial Term Loan	Loan	3,249,676.37
Eyesouth Eye Care Holdco LLC	Delayed Draw Term Loan (First Lien)	Loan	2,710,480.02
Eyesouth Eye Care Holdco LLC	Initial Term Loan (First Lien)	Loan	8,440,048.05
Gloves Buyer, Inc.	Initial Term Loan (First Lien)	Loan	923,866.18
GS AcquisitionCo, Inc.	Initial Term Loan	Loan	5,799,021.33
Health Management Associates, Inc.	Delay Draw Term Loan	Loan	927,270.48
Health Management Associates, Inc.	Term Loan A	Loan	5,386,278.47
Healthspan Buyer, LLC	Initial Term Loan	Loan	9,312,584.40
HMA Equity, LP	Class A Common Units	Equity	162,980.75
Hyphen Solutions, LLC	Amendment No. 1 New Term Loan	Loan	9,131,884.83
ICE USA Infrastructure, Inc.	Closing Date Term Loan	Loan	3,251,465.96
Image International Intermediate Holdco II, LLC	First Amendment Incremental Term Loan	Loan	3,706,885.72
Image International Intermediate Holdco II, LLC	Second Amendment Incremental Term Loan	Loan	7,594,817.91
ImageFirst Holdings, LLC	2024 Refinancing Term Loan	Loan	8,971,126.77
Impact Parent Corporation	2023-2 Incremental Term Loan	Loan	10,382,825.15
Impact Parent Corporation	DDTL	Loan	1,058,741.92
Impact Parent Corporation	Fourth Amendment DDTL	Loan	3,167,518.53
Infobase Acquisition, Inc.	Closing Date Term Loan	Loan	2,782,104.74
ISG Enterprises, LLC	Amendment No. 1 Delayed Draw Term Loan	Loan	3,232,830.53
ISG Enterprises, LLC	Delayed Draw Term Loan	Loan	10,769,763.36
ITsavvy Holdings, LLC	Class A Units	Equity	163.00
ITsavvy LLC	Term A Loan	Loan	2,597,125.27
Java Buyer, Inc.	Delayed Draw Term Loan	Loan	1,351,013.74
Java Buyer, Inc.	Initial Term Loan	Loan	2,557,891.10
Jetson Buyer, Inc.	Initial Term Loan	Loan	4,476,656.03
JKC Buyer, Inc.	Term Loan	Loan	8,976,860.87
KENE Acquisition, Inc. (aka Entrust)	Initial Delayed Draw Term Loan	Loan	866,712.23
KENE Acquisition, Inc. (aka Entrust)	Initial Term Loan	Loan	1,953,872.71
KENG Acquisition, Inc.	Initial Delayed Draw Term Loan	Loan	5,409,915.95
KENG Acquisition, Inc.	Initial Term Loan	Loan	6,667,457.48
KL Bronco Acquisition, Inc.	Closing Date Term Loan	Loan	3,719,602.71
KL Bronco Acquisition, Inc.	Delayed Draw Term Loan	Loan	1,837,344.80
KRIV Acquisition, Inc.	Initial Delayed Draw Loan	Loan	259,090.91
    43

KRIV Acquisition, Inc.	Initial Term Loan	Loan	1,727,207.79
LHS Acquistion, LLC	Term Loan	Loan	7,079,441.06
LRN Corporation	Closing Date Term Loan	Loan	3,262,202.08
LRN Corporation	Second Amendment Incremental Term Loan	Loan	625,653.02
McKissock Investment Holdings, LLC	Initial Term Loan	Loan	3,900,000.00
MEI Buyer LLC	Delayed Draw Term Loan	Loan	1,141,641.40
MEI Buyer LLC	Initial Term Loan	Loan	7,139,631.20
Mobile Communications America, Inc.	Delayed Draw Term Loan	Loan	3,863,798.60
Mobile Communications America, Inc.	Initial Term Loan	Loan	7,222,649.07
MPG Parent Holdings, LLC	Delayed Term Loan	Loan	2,007,359.75
MPG Parent Holdings, LLC	Initial Term Loan	Loan	8,331,133.01
National Power, LLC	Delayed Draw Term Loan	Loan	2,166,371.49
National Power, LLC	Initial Term Loan	Loan	3,999,230.08
NDC Acquisition Corp.	Initial Term Loan	Loan	7,580,723.63
New Era Technology, Inc.	First Amendment Delayed Draw Term Loan	Loan	6,365,600.96
NFM & J, L.P.	Amendment No. 2 Delayed Draw Term Loan	Loan	1,547,677.00
NFM & J, L.P.	Amendment No. 2 Term Loan	Loan	2,763,139.54
NFM & J, L.P.	Delayed Draw Term Loan	Loan	1,965,715.51
NFM & J, L.P.	Initial Term Loan	Loan	1,933,821.85
North Haven Stack Buyer, LLC	Fifth Amendment DDTL-1	Loan	182,028.60
North Haven Stack Buyer, LLC	Fifth Amendment DDTL-2	Loan	137,787.98
North Haven Stack Buyer, LLC	Fifth Amendment Delayed Draw Term Loan	Loan	791,463.18
North Haven Stack Buyer, LLC	Fourth Amendment DDTL-2	Loan	1,292,179.60
North Haven Stack Buyer, LLC	Fourth Amendment Delayed Draw Term Loan	Loan	637,028.94
North Haven Stack Buyer, LLC	Tranche 3 Delayed Draw Term Loan	Loan	374,062.50
North Haven Stack Buyer, LLC	Tranche 4 Delayed Draw Term Loan	Loan	2,057,343.75
NS412, LLC	Term Loan A (First Lien)	Loan	5,096,000.60
Olympus US Bidco LLC	Initial Term Loan	Loan	13,449,472.50
Online Labels Group, LLC	Delayed Draw A Loan	Loan	424,653.40
Online Labels Group, LLC	Delayed Draw B Loan	Loan	108,773.35
Online Labels Group, LLC	Initial Term Loan	Loan	2,183,882.41
Ovation Holdings, Inc	Delayed Draw Term Loan	Loan	2,408,673.76
Ovation Holdings, Inc	Initial Term Loan	Loan	10,587,638.60
PAG Holding Corp.	Delayed Draw Term Loan	Loan	2,887,933.68
PAG Holding Corp.	Initial Term Loan	Loan	7,124,481.24
    44

Patriot Growth Insurance Services, LLC	2022 DDTL (First Lien)	Loan	1,977,311.02
Perennial Services Group, LLC	Closing Date Term Loan	Loan	4,955,436.18
Pinnacle Supply Partners, LLC	Delayed Draw Tem Loan	Loan	2,033,535.09
Pinnacle Supply Partners, LLC	Initial Term Loan	Loan	3,408,911.37
Prime Buyer, L.L.C.	Term Loan	Loan	3,467,263.62
Promptcare Infusion Buyer, Inc.	Delayed Draw Term Loan	Loan	318,483.75
Promptcare Infusion Buyer, Inc.	Initial Term Loan	Loan	2,044,572.49
PT Intermediate Holdings III, LLC	2024 Delayed Draw Term Loan	Loan	195,545.68
PT Intermediate Holdings III, LLC	2024 Term Loan	Loan	3,619,082.60
Randys Holdings, Inc.	Delayed Draw Term Loan	Loan	2,795,413.58
Randys Holdings, Inc.	Initial Term Loan	Loan	8,206,750.56
Refresh Buyer, LLC	2023 Delayed Draw Term Loan	Loan	825,229.20
Refresh Buyer, LLC	2023 Incremental Term Loan	Loan	3,276,159.93
Renaissance Buyer, LLC	Amendment No.2 Incremental Term Loan	Loan	2,730,251.63
Rhino Intermediate Holding Company, LLC	Delayed Draw Term Loan	Loan	1,763,837.69
Rhino Intermediate Holding Company, LLC	Term Loan A	Loan	5,312,997.28
Service Logic Acquisition, Inc.	Relevant Term Loan	Loan	1,754,385.82
Southern Air & Heat Holdings, LLC	Initial DDTL (First Lien)	Loan	1,371,672.22
Southern Air & Heat Holdings, LLC	Initial Term Loan (First Lien)	Loan	1,314,722.74
Stratix Holding Corporation	Initial Term Loan	Loan	6,548,566.53
Sugar PPC Buyer LLC	Delayed Draw Term Loan	Loan	1,250,846.80
Sugar PPC Buyer LLC	Initial Term Loan	Loan	2,865,576.04
Syndigo LLC	Initial Term Loan (First Lien)	Loan	2,731,132.08
Tangent Technologies Acquisition, LLC	Closing Date Term Loan (First Lien)	Loan	12,376,925.79
Tidi Legacy Products, Inc.	Delayed Draw Term Loan	Loan	2,981,777.58
Tidi Legacy Products, Inc.	Initial Term Loan	Loan	11,245,774.11
Tinicum Voltage Acquisition Corp.	Term Loan	Loan	6,796,116.50
Touchdown Acquirer Inc.	First Amendment Refinancing Term Loan	Loan	2,273,426.95
Transit Buyer, LLC	Delayed Draw Term Loan	Loan	2,459,545.38
Transit Buyer, LLC	Term B Loan	Loan	3,828,317.87
TSS Buyer, LLC	Delayed Draw Term Loan	Loan	617,721.65
TSS Buyer, LLC	Initial Term Loan	Loan	1,344,062.50
USA Water Intermediate Holdings, LLC	Delayed Draw Term Loan	Loan	814,903.75
USA Water Intermediate Holdings, LLC	Initial Term Loan	Loan	2,108,156.01
Validity, Inc.	Term Loan	Loan	7,320,239.62
Venture Buyer, LLC	Delayed Draw Term Loan	Loan	500,196.68
    45

Venture Buyer, LLC	Initial Term Loan	Loan	2,421,289.54
Vertex Service Partners, LLC	Delayed Draw Term Loan	Loan	3,392,667.58
Vertex Service Partners, LLC	Term Loan	Loan	1,965,868.37
VMG Holdings LLC	Initial Term Loan	Loan	5,918,285.95
VS Professional Training Acquisitionco, LLC	Closing Date Term Loan	Loan	4,447,088.50
VSTG Intermediate Holdings, Inc.	Initial Term Loan	Loan	11,769,800.00
Watermill Express, LLC	Delayed Draw Term Loan	Loan	120,551.12
Watermill Express, LLC	Term Loan	Loan	1,248,420.80
WSB Engineering Holdings Inc.	Closing Date Term Loan	Loan	2,556,214.64
WSB Engineering Holdings Inc.	Delayed Draw Term Loan	Loan	1,673,507.04
YI, LLC	Delayed Draw Term Loan	Loan	1,904,253.30
YI, LLC	Initial Term Loan	Loan	9,071,862.70

    46

CHURCHILL
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NUVEEN CHURCHILL PRIVATE CREDIT FUND

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SCAN TO VIEW MATERIALS & VOTE NUVEEN CHURCHILL PRIVATE CREDIT FUND 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 VOTE BY INTERNET Before The Meeting - Go to [●] or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to [●] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - [●] Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Against Abstain The Board of Trustees recommends you vote FOR the following: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at [●]. This Proxy is Solicited on Behalf of the Board of Trustees of Nuveen Churchill Private Credit Fund for a Special Meeting of Shareholders to be held on [●], 2024 at [●] [AM/PM], Eastern Time The undersigned shareholder of Nuveen Churchill Private Credit Fund (the "Fund") acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund (the "Special Meeting") and hereby appoints [●] and [●],each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the common shares of beneficial interest of the Fund which the undersigned is entitled to vote at the Special Meeting to be held virtually at [●] [AM/PM], EDT on [●], 2024 at [●], and any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. Continued and to be signed on reverse side